Exhibit 10.1
EXECUTION VERSION

CREDIT AND SECURITY AGREEMENT

dated as of

September 29, 2017
among
Basic Energy Receivables, LLC,
as Borrower,
Basic Energy Services, L.P.,
as initial Servicer,
Basic Energy Services, Inc.,
as Performance Guarantor,
the Lenders party hereto,
UBS AG, Stamford Branch,
as Administrative Agent and Collateral Agent
_______________________
UBS Securities LLC,
as Sole Bookrunner and Sole Lead Arranger

Page

Page

Page

Page

SCHEDULES:

Schedule 1.01-1	Commitment Schedule
Schedule 1.01-2	Credit and Collection Policies
Schedule 3.01	Collection Accounts, Collection Banks and Lockboxes
Schedule 6.02	UCC Matters
Schedule 6.07	Disclosed Matters
Schedule 6.10	ERISA

EXHIBITS:

Exhibit A	Form of Assignment and Assumption
Exhibit B	Form of Borrowing Base Report
Exhibit C	Form of Borrowing Request
Exhibit D	Form of Interest Election Request
Exhibit E	Form of US Tax Certificate

v

This CREDIT AND SECURITY AGREEMENT, dated as of September 29, 2017 (“Agreement”), is among Basic Energy Receivables, LLC, as Borrower, Basic Energy Services, L.P., as initial Servicer, Basic Energy Services, Inc., as Parent, the Lenders party hereto, and UBS AG, Stamford Branch, as Administrative Agent and Collateral Agent.
The parties hereto agree as follows:
ARTICLE I

Definitions
SECTION 1.01    Defined Terms. As used in this Agreement, the following terms have the meanings specified below:
“ABR” when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Alternate Base Rate.
“Advance Rate” means, as of any Calculation Date, a percentage equal to 100% minus the Reserves as of such Calculation Date.
“Adjusted LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, an interest rate per annum equal to (a) the LIBO Rate for such Interest Period multiplied by (b) the Statutory Reserve Rate; provided that, in no event shall the Adjusted LIBO Rate be less than 0.00%.
“Administrative Agent” means UBS AG, Stamford Branch acting through such of its branches or Affiliates as it may designate, in its capacity as administrative agent for the Lenders hereunder.
“Administrative Questionnaire” means an administrative questionnaire in a form supplied by the Administrative Agent from time to time.
“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under common Control with the Person specified.
“Agents” means the Administrative Agent and the Collateral Agent.
“Aggregate Commitments” means, at any time, the aggregate Commitments of all the Lenders. The initial amount of the Aggregate Commitments is $100,000,000.
“Aggregate Revolving Exposure” means, at any time, the aggregate Revolving Exposure of all the Lenders.
“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Rate in effect on such day plus 0.5%

and (c) the Adjusted LIBO Rate applicable for an Interest Period of one month, beginning on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that the LIBO Rate for such day shall be based on the rate determined on such day at approximately 11:00 a.m. (London time) by reference to the London interbank offered rate for deposits in Dollars (as administered by ICE Benchmark Administration (or any other Person which takes over the administration of such rate)). If the Administrative Agent shall have determined (which determination shall be conclusive absent manifest error) that it is unable to ascertain the Federal Funds Rate for any reason, including the inability or failure of the Administrative Agent to obtain sufficient quotations in accordance with the terms of the definition thereof, the Alternate Base Rate shall be determined without regard to clause (b) of the preceding sentence until the circumstances giving rise to such inability no longer exist. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate shall be effective on the effective date of such change in the Prime Rate, the Federal Funds Rate or the Adjusted LIBO Rate, as the case may be.
“Anti-Corruption Laws” means Laws relating to anti-bribery or anti-corruption (governmental or commercial) which apply to the Loan Parties or their respective Subsidiaries, including laws that prohibit the corrupt payment, offer, promise, or authorization of the payment or transfer of anything of value (including gifts or entertainment), directly or indirectly, to any foreign government official, foreign government employee or commercial entity to obtain a business advantage, including the FCPA and all national and international laws enacted to implement the OECD Convention on Combating Bribery of Foreign Officials in International Business Transactions.
“Anti-Terrorism Laws” means laws relating to terrorism or money laundering, including Executive Order No. 13224, the USA PATRIOT Act, the Laws comprising or implementing the Bank Secrecy Act and the Laws administered by OFAC.
“Applicable Percentage” means, with respect to any Lender, a percentage equal to a fraction the numerator of which is such Lender’s Commitment and the denominator of which is the Aggregate Commitments (and, if the Commitments have terminated or expired, the Applicable Percentages shall be determined based upon such Lender’s share of the Aggregate Revolving Exposure at that time).
“Applicable Rate” means, (a) with respect to ABR Loans, a rate per annum equal to 2.25% (the “ABR Rate”), (b) with respect to Eurodollar Loans, a rate per annum equal to 3.25% (the “Eurodollar Rate”), and (c) with respect to commitment fees payable hereunder, a rate per annum equal to 0.375% (the “Commitment Fee Rate”).
“Approved Collection Bank” means Bank of America, N.A., and its affiliates and subsidiaries.
“Approved Fund” has the meaning assigned to such term in Section 12.04(b).
“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an assignee (with the consent of any party whose consent is required by Section

12.04)) and accepted by the Administrative Agent, in the form of Exhibit A or any other form approved by the Administrative Agent.
“Availability Period” means the period from and including the Effective Date to but excluding the Maturity Date.
“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.
“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.
“Bankruptcy Code” mean Title 11 of the United States Code, as amended.
“Board” means the Board of Governors of the Federal Reserve System of the United States of America.
“Borrower” means Basic Energy Receivables, LLC, a Delaware limited liability company.
“Borrower Account Collateral” has the meaning set forth in Section 5.01(c).
“Borrower Assigned Agreements” has the meaning set forth in Section 5.01(b).
“Borrower Collection Account” means each deposit account, Lockbox or similar account of the Borrower in which any Collections are deposited or collected.
“Borrower Collection Account Agreement” means an account control agreement with respect to a Borrower Collection Account among the Borrower, the Collateral Agent and a Collection Bank, which agreement is in form and substance reasonably acceptable to the Collateral Agent.
“Borrower Materials” has the meaning set forth in Section 12.01(c).
“Borrowing” means Loans of the same Type, made, converted or continued on the same date and, in the case of Eurodollar Loans, as to which a single Interest Period is in effect.
“Borrowing Base” means, as of any date, an amount equal to (i) the product of (a) the Net Receivables Balance as of such date multiplied by (b) the Advance Rate as of the applicable Calculation Date, plus (ii) the lesser of (x) $10,000,000 and (y) the product of (a) the Eligible Unbilled Receivables Balance as of such date multiplied by (b) the Advance Rate as of the applicable Calculation Date (such amount equal to the sum of clause (i) and clause (ii) being the “Eligible Amount”), minus (iii) the Borrowing Base Availability Reserve. The Borrowing Base set forth in any Borrowing Base Report shall remain in effect until the next Borrowing Base Report is delivered pursuant to Section 8.01(k).

“Borrowing Base Availability” means, as of any date, the amount, if any, by which (a) the Borrowing Base for such date exceeds (b) the Aggregate Revolving Exposure at such date, expressed as a percentage of the Borrowing Base.
“Borrowing Base Availability Reserve” means, as of any date of determination, the greater of (i) $10,000,000 or (ii) 10.0% of the Eligible Amount.
“Borrowing Base Report” means, for any period, a report, signed and certified as accurate and complete by a Financial Officer of the Servicer, in substantially the form of Exhibit B or another form which is reasonably acceptable to the Agents.
“Borrowing Request” means a request by the Borrower for a Borrowing in accordance with Section 2.03.
“Business Day” means any day that is not a Saturday, Sunday or other day on which commercial banks in New York City are authorized or required by law to remain closed; provided that, when used in connection with a Eurodollar Loan, the term “Business Day” shall also exclude any day on which banks are not open for dealings in dollar deposits in the London interbank market.
“Calculation Date” means the date as of which the most recent Monthly Borrowing Base Report was calculated.
“Capital Lease Obligations” means, with respect to any Person, the obligations of such Person to pay rent or other amounts under any lease of (or other arrangement conveying the right to use) real or personal property, or a combination thereof, which obligations are required to be classified and accounted for as capital leases on a balance sheet of such Person under GAAP, and the amount of such obligations shall be the capitalized amount thereof determined in accordance with GAAP.
“Carrying Cost Reserve” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the product of (i) the Stress Factor multiplied by the Days Sales Outstanding as of such date multiplied by (ii) the sum of the Alternate Base Rate plus the Applicable Rate, in each case as in effect as of such Calculation Date, divided by (b) 360.
“Change in Control” means (a) any Originator shall cease to be a Wholly Owned Subsidiary of Parent or (b) SPV Holdco shall cease to be a Wholly Owned Subsidiary of the Servicer or (c) any Person other than SPV Holdco shall own outstanding Equity Interests of the Borrower or (d) a “Change of Control,” as defined in the Parent Credit Agreement.
“Change in Law” means (a) the adoption of any law, rule, regulation or treaty after the Effective Date, (b) any change in any law, rule, regulation or treaty or in the interpretation or application thereof by any Governmental Authority after the Effective Date or (c) compliance by any Lender (or, for purposes of Section 2.12(b), by any lending office of such Lender or by such Lender’s holding company, if any) with any request, guideline or directive (whether or not having the force of law) of any Governmental Authority made or issued after the Effective Date; provided that, notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and

Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted, promulgated or issued.
“Code” means the Internal Revenue Code of 1986, as amended from time to time.
“Collateral” has the meaning set forth in Section 5.01.
“Collateral Agent” means UBS AG, Stamford Branch acting itself or through such of its branches or Affiliates as it may designate, in its capacity as collateral agent for the Lenders hereunder.
“Collateral Documentation” means this Agreement and the other Loan Documents satisfactory to the Lenders and the Agents creating the security interests of the Lenders in the Collateral.
“Collection Account” means each Borrower Collection Account and Originator Collection Account.
“Collection Account Agreement” means each Borrower Collection Account Agreement, Effective Date Originator Collection Account Agreement and Originator Collection Account Agreement.
“Collection Bank” means a bank or financial institution at which a Collection Account is maintained.
“Collection Date” means the date on which (a) the Outstanding Principal Balance of all Transferred Receivables sold under the Receivables Transfer Agreement has been reduced to zero and (b) each Originator has paid to the Borrower all indemnities, adjustments and other amounts which may be owed thereunder.
“Collections” means, collectively (without duplication), (a) all cash collections (deducting, if applicable, any sales taxes) and other cash proceeds of the Transferred Receivables, including all finance charges, cash proceeds of Related Security with respect to any such Transferred Receivable and any payments made by any Originator or the Servicer with respect to such Transferred Receivables and (b) all other cash collections and other cash proceeds of the Collateral.
“Commitment” means, with respect to each Lender, the commitment, if any, of such Lender to make Loans hereunder, expressed as an amount representing the maximum possible aggregate amount of such Lender’s Revolving Exposure hereunder, as such commitment may be reduced or increased from time to time pursuant to (a) Section 2.06 and (b) assignments by or to such Lender pursuant to Section 12.04. The initial amount of each Lender’s Commitment is set forth on the Commitment Schedule, or in the Assignment and Assumption pursuant to which such Lender shall have assumed its Commitment, as applicable.
“Commitment Schedule” means Schedule 1.01-1 attached hereto.
“Concentration” means, with respect to any Obligor (including the Affiliates of such Obligor, considered as if they were one and the same Person) as of any Calculation Date, the quotient (expressed as a percentage) of (a) the aggregate outstanding principal balance of all Eligible Receivables of such Obligor as of such Calculation Date divided by (b) the aggregate outstanding principal balance of all Eligible Receivables as of such Calculation Date.
“Concentration Limit” means an amount determined by reference to the table set forth below; provided that the Agents may approve an increased amount for any Obligor in their Reasonable Credit Judgment. The Concentration Limit will apply to each specified Obligor and its Affiliates, considered as if they were one and the same Person.

If the corporate credit rating of the parent of the Obligor is at least A by S&P and A2 by Moody’s	If the corporate credit rating of the parent of the Obligor is at least BBB- by S&P and Baa3 by Moody’s
All other Obligors (including Obligors with parents which have no corporate credit ratings from S&P and Moody’s and which are not otherwise calculated in accordance with the first sentence of this definition)

20% Concentration Limit	15% Concentration Limit	10% Concentration Limit

The adjustments to the Net Receivables Balance resulting from changes in ratings shall be effective on the Calculation Date that occurs not less than two Business Days after the date on which such change has taken place and shall remain in effect until the Calculation Date following the date on which the next change is published. The Concentration Limit for each Obligor or group of Affiliated Obligors that in each case have a parent with a corporate credit rating will be determined based on the corporate credit rating of the parent of such Obligors established by S&P and Moody’s. In the event that a parent has different ratings from S&P and Moody’s, the Concentration Limit will be based on the lower rating (e.g., an A- rating by S&P and an A2 rating by Moody’s would result in a 15% Concentration Limit). In the event that only one of S&P and Moody’s shall have a corporate credit rating of the parent of any Obligor, the Concentration Limit for such Obligor will be based on such rating.
“Contract” means any contract (including any invoice or accepted purchase order) between an Originator and any Person pursuant to or under which such Person shall be obligated to make payments to such Originator with respect to the sale of goods or rendering of services from time to time. A “related” Contract with respect to any Transferred Receivable means any Contract under which such Transferred Receivable arises or which is relevant to the collection or enforcement of such Transferred Receivable.
“Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto.

“Credit and Collection Policy” means each Originator’s credit and collection policies, practices and procedures relating to Contracts and Transferred Receivables attached hereto as Schedule 1.01-2.
“Days Sales Outstanding” means, as of any Calculation Date, the product of (a) 91 multiplied by (b) the quotient (expressed as a percentage) of (i) the aggregate outstanding principal balance of the Transferred Receivables as of such Calculation Date divided by (ii) the aggregate original principal balance of Transferred Receivables originated during the three calendar months ending on such Calculation Date (or another similar calculation acceptable to the Required Lenders).
“Default” means any event or condition which constitutes an Event of Default or which upon notice, lapse of time or both would, unless cured or waived, become an Event of Default.
“Default Ratio” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the aggregate outstanding principal amount of Defaulted Receivables as of such Calculation Date divided by (b) the aggregate original principal amount of Transferred Receivables originated during the fourth calendar month preceding the month in which the applicable Calculation Date occurs (e.g., if such Calculation Date is April 30, this clause (b) shall measure the aggregate original principal amount of Transferred Receivables originated in December); provided that, for purposes of calculating the Loss Reserve Ratio as of any Calculation Date, the amount in clause (a) shall be multiplied by 1.25.
“Defaulted Receivable” means a Transferred Receivable (a) as to which any payment, or part thereof, was, on the applicable Calculation Date, unpaid for 121-150 days from the original invoice date for such payment or (b) during the calendar month ending on such Calculation Date was, in accordance with the applicable Originator’s Credit and Collection Policy, written off as uncollectible prior to becoming 121-150 days past the original invoice date therefor.
“Defaulting Lender” means any Lender that (a) defaults in its obligation to make any Loan required to be made by it hereunder, unless such Lender notifies the Administrative Agent in writing that such failure is the result of such Lender’s good faith determination that a condition precedent to funding (specifically identified and including the particular default, if any) has not been satisfied, (b) notifies the Administrative Agent, the Borrower and the Servicer in writing that it does not intend to satisfy any such obligations or makes a public statement to the effect that it does not intend to satisfy any such obligations under this Agreement or under other agreements in which it commits to extend credit unless such failure to satisfy any such obligations under this Agreement or under other agreements in which it commits to extend credit is pursuant to a Lender’s good faith belief that conditions precedent (specifically identified and including the particular default, if any) have not been satisfied, (c) fails, within two Business Days after request by the Administrative Agent, to confirm that it will comply with the terms of this Agreement relating to its obligations to fund prospective Loans (provided, that such Lender shall cease to be a Defaulting Lender pursuant to this clause (c) upon receipt of such written confirmation by the Administrative Agent and the Borrower), (d) otherwise fails to pay over to the Administrative Agent or any other Lender any other amount required to be paid by it hereunder within two Business Days of the date when due, unless the subject of a good faith dispute, (e) becomes the subject of a bankruptcy or insolvency proceeding, or has a receiver, conservator, trustee, custodian, administrator, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or takes any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or has a parent company that has become the subject of a bankruptcy or insolvency proceeding, or has had a receiver, conservator, trustee, custodian administrator, assignee for the benefit of creditors or similar Person charged with the reorganization or liquidation of its business, appointed for it, or takes any action in furtherance of, or indicating its consent to, approval of or acquiescence in any such proceeding or appointment or (f) has, or has a direct or indirect parent company that has, become the subject of a Bail-In Action; provided, that a Lender shall not be a Defaulting Lender solely by virtue of the ownership or acquisition of any equity interest in that Lender or any direct or indirect parent company thereof by a Governmental Authority so long as such ownership interest does not result in or provide such Lender with immunity from the jurisdiction of courts within the United States of America or from the enforcement of judgments or writs of attachment on its assets or permit such Lender (or such Governmental Authority) to reject, repudiate, disavow or disaffirm any contracts or agreements made with such Lender.
“Delinquency Ratio” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the sum of all Receivables 91 to 120 days past invoice date (that have not been written off) as of such Calculation Date divided by (b) the aggregate outstanding principal amount of all outstanding Receivables as of such date.
“Dilution” means, with respect to any period, the aggregate amount of any credits issued for customer claims, pricing adjustments, damaged goods and shipping/delivery disputes which reduce or cancel the outstanding principal balance of the Transferred Receivables for such period; provided that, in the case of invoices and credits issued or reissued with respect to the same goods or service, Dilution will be calculated on a net basis; and provided further Dilution shall not include any reductions or cancellations that are the result of a Transferred Receivable becoming a Defaulted Receivable on account of insolvency, bankruptcy, lack of creditworthiness or financial inability to pay off such Defaulted Receivable of the applicable Obligor.
“Dilution Horizon Ratio” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the aggregate original principal amount of Transferred Receivables originated during the three calendar months ending on such Calculation Date divided by (b) the Net Receivables Balance as of such Calculation Date.
“Dilution Ratio” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the aggregate amount of Dilution for the calendar month ended on such Calculation Date, divided by (b) the aggregate original principal amount of Transferred Receivables originated during the calendar month ending on the month in which such Calculation Date occurs.
“Dilution Reserve Floor” means, as of any Calculation Date, the product of (a) the Expected Dilution Ratio as of such Calculation Date multiplied by (b) the Dilution Horizon Ratio as of such Calculation Date.
“Dilution Reserve Ratio” means, as of any Calculation Date, the product of (a) the Dilution Horizon Ratio as of such Calculation Date multiplied by (b) the sum of (i) product of the

Stress Factor multiplied by the Expected Dilution Ratio as of such Calculation Date plus (ii) the Dilution Volatility Ratio as of such Calculation Date.
“Dilution Volatility Ratio” means, as of any Calculation Date, the product of (a) (i) the highest three-month rolling average Dilution Ratio during the twelve-month period ended on such Calculation Date minus (ii) the Expected Dilution Ratio as of such Calculation Date, multiplied by (b) (i) the highest three month rolling average Dilution Ratio during the twelve-month period ended on such Calculation Date, divided by (ii) the Expected Dilution Ratio as of such Calculation Date.
“Disclosed Matters” means the actions, suits and proceedings and the environmental matters disclosed in Schedule 6.07.
“dollars” or “$” refers to lawful money of the United States of America.
“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a subsidiary of an institution described in clause (a) or (b) of this definition and is subject to consolidated supervision with its parent.
“EEA Member Country” means any member state of the European Union, Iceland, Liechtenstein and Norway.
“EEA Resolution Authority” means any public administrative authority or any person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.
“Effective Date” means September 29, 2017, the date on which the conditions specified in Section 7.01 were satisfied (or waived in accordance with Section 12.02).
“Effective Date Originator Collection Account Agreement” means an account control agreement with respect to the Originator Collection Account on the Effective Date among Basic Energy Services, L.P., as the initial Originator, the Borrower and a Collection Bank, which agreement is in form and substance reasonably acceptable to the Collateral Agent.
“Eligible Amount” has the meaning set forth in the definition of “Borrowing Base”.
“Eligible Receivables” means, at any time, any Transferred Receivable:
(a)    as to which no payment, or part thereof, (A) is unpaid for 120 or more days from the original invoice date for such payment, or (B) during the applicable reporting month was, in accordance with the applicable Originator’s Credit and Collection Policy, written off as uncollectible prior to becoming 121 days past the original invoice date therefor;

(b)    the Obligor of which is not subject to any bankruptcy, insolvency or similar proceeding unless the applicable Originator has received “critical vendor status” with respect to such Obligor pursuant to an order, in form and substance satisfactory to the Agents, of the bankruptcy court;
(c)    the Obligor of which is a U.S. or Canadian entity or resident of the United States (excluding Puerto Rico) or Canada, unless this criteria is otherwise waived by the Agents;
(d)    which does not represent an obligation owed by any Affiliate (including Parent or any of its Subsidiaries);
(e)    the Obligor of which is not a Governmental Authority unless the Obligor is the United States government or any agency, branch, division, department or other political subdivision thereof and the provisions of the Federal Assignment of Claims Act of 1940, as amended (31 U.S.C. § 3727; 41 U.S.C. § 15) have been complied with in respect of the transfer of such Transferred Receivable;
(f)    which is denominated and payable only in dollars;
(g)    which is an “account” within the meaning of Section 9-102(a)(2) of the UCC;
(h)    which is due and payable within 120 days after the invoice date of such Transferred Receivable and has not had its payment terms extended more than once; provided that any Transferred Receivable with original payment terms of 120 days after invoice date shall not be an Eligible Receivable as of the date it becomes one day past due;
(i)    which arises under a Contract which, (A) together with such Transferred Receivable, is in full force and effect and constitutes the legal, valid and binding obligation of the related Obligor enforceable against such Obligor in accordance with its terms and (B) contains an obligation to pay a specified sum of money, contingent only upon the sale of goods or the provision of services by the applicable Originator;
(j)    which, together with the Contract related thereto, does not contravene any law, rule or regulation applicable thereto (including any law, rule and regulation relating to truth in lending, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices and privacy) and with respect to which no part of the contract related thereto is in violation of any such law, rule or regulation, except any such contravention or violation which does not have an adverse effect on such Transferred Receivable, including on the validity, enforceability, value or likelihood of collection thereof or the Collateral Agent’s Lien thereon or interest therein;
(k)    which is not subject to any current dispute, current right of rescission, current entitlement to set-off, current counterclaim or any other current defense (including defenses arising out of violations of usury laws) of the applicable Obligor against the applicable Originator or any other current adverse claim that has not been waived by the applicable

Obligor in writing; provided, however, that such Transferred Receivable shall be deemed an Eligible Receivable in the amount of such Eligible Receivable net of any such dispute, offset, counterclaim or defense (if such dispute, offset, counterclaim or defense relates to an amount less than all of such Eligible Receivable);
(l)    which is created by a completed sale of goods or performance of services in the ordinary course of business to the related Obligor by the applicable Originator;
(m)    as to which each representation, warranty and covenant contained in this Agreement and the Receivables Transfer Agreement that relates to such Transferred Receivable is true and correct and has been complied with;
(n)    which was originated in accordance with the applicable Originator’s Credit and Collection Policy;
(o)    to which immediately prior to the transfer thereof to the Borrower pursuant to the Receivables Transfer Agreement, the applicable Originator owned good and marketable title, free and clear of any Lien (except Liens granted under the Parent Credit Agreement, which Liens were released upon the transfer of the Transferred Receivables to the Borrower);
(p)    for which Transferred Receivables of the related Obligor as to which any payment, or part thereof, is unpaid for 121 or more days from the original invoice date for such payment, do not exceed 50% of the outstanding principal balance of all Transferred Receivables owed by such Obligor;
(q)    which has not been assigned to a third party collection agency;
(r)    for which a specific bad debt reserve has not been established;
(s)    as to which the related Originator has satisfied and fully performed all obligations on its part with respect to such Transferred Receivable required to be fulfilled by it, and no further action is required to be performed by any Person with respect thereto other than payment thereon by the related Obligor;
(t)    all right, title and interest to and in which has been validly transferred by the applicable Originator directly to the Borrower under and in accordance with the Receivables Transfer Agreement, and the Borrower has good and marketable title thereto free and clear of any Lien (other than the Lien created under Collateral Documentation);
(u)    which is subject to a first-priority perfected security interest in favor of the Collateral Agent free and clear of any Lien; and
(v)    which has been billed.
In the event that a Transferred Receivable which was previously an Eligible Receivable ceases to be an Eligible Receivable hereunder, the Borrower shall notify the

Agents thereof by reflecting such cessation of eligibility as an adjustment to the principal balance of the Eligible Receivables on the next Borrowing Base Report delivered to the Agents pursuant to Section 8.01(k). In determining the outstanding principal balance of the Eligible Receivables as of any date, the face amount of the Transferred Receivables shall be reduced by (i) to the extent included in such face amount, the amount of all accrued and actual discounts, claims, credits or credits pending, promotional program allowances, price adjustments, interest and finance charges, late charges or other allowances (including any amount that the Borrower or the applicable Originator may be obligated to rebate to an Obligor pursuant to the terms of any Contract or other agreement or understanding (written or oral)); provided that accounts receivable accruals shall be updated only as of each Calculation Date, and (ii) the aggregate amount of all cash received in respect of the Transferred Receivables as of that date.
“Eligible Unbilled Receivables Balance” means, as of any date with respect to any Borrowing Base Report, the difference between (i) the aggregate amount representing the revenue accrual of any Receivables that (A) have not yet been billed, (B) satisfy the requirements of clauses (a), (b), (c), (d), (e), (f), (g) (or is a “payment intangible” within the meaning of Section 9-102(a)(61) of the UCC), (h) (except with respect to invoicing), (i), (j), (k), (1), (m) (except to the extent such representation, warranty or covenant does not apply solely because such Receivable is unbilled), (n) (except to the extent inapplicable solely because such Receivable is unbilled), (o), (p), (q), (r), (s) (except with respect to invoicing), (t) and (u) of the definition of “Eligible Receivables” and (C) under the terms of the related Contracts, shall be invoiced within 15 days following such date, minus (ii) the sum of (A) any accruals relating to an Obligor with an Excess Concentration Amount as of such date, and (B) any other reserves required by the Agents in their Reasonable Credit Judgment, including, without limitation, the unbilled receivables reserve set forth in the initial Borrowing Base Report.
“Enhanced Reporting Event” means, at any time, that (i) Borrowing Base Availability is less than 12.5% and (ii) the Borrower has received notice from the Agents that an Enhanced Reporting Event has occurred. Once occurring, an Enhanced Reporting Event shall be deemed to be continuing until such time as Borrowing Base Availability has been 12.5% or more for a period of 30 consecutive days.
“Environmental Laws” means all laws, rules, regulations, codes, ordinances, orders, decrees, judgments, injunctions, notices or binding agreements issued, promulgated or entered into by any Governmental Authority, relating in any way to the environment, preservation or reclamation of natural resources, the management, release or threatened release of or exposure to any Hazardous Material or to health and safety matters.
“Equity Interests” means shares of capital stock, partnership interests, membership interests in a limited liability company, beneficial interests in a trust or other equity ownership interests in a Person, and any warrants, options or other rights entitling the holder thereof to purchase or acquire any such equity interest.
“ERISA” means the Employee Retirement Income Security Act of 1974 and the regulations promulgated thereunder, as amended from time to time.

“ERISA Affiliate” means any trade or business (whether or not incorporated) that, together with the Borrower, is treated as a single employer under Section 414(b) or (c) of the Code or, solely for purposes of Section 302 of ERISA and Section 412 of the Code, is treated as a single employer under Section 414 of the Code without regard to whether such trade or business is subject to U.S. federal taxation.
“ERISA Event” means (a) any “reportable event”, as defined in Section 4043 of ERISA, with respect to a Plan (other than an event for which the 30-day notice period is waived); (b) any failure by any Plan to satisfy the minimum funding standard (within the meaning of Section 412 of the Code or Section 302 of ERISA), applicable to such Plan, whether or not waived; (c) the filing pursuant to Section 412(d) of the Code or Section 303(d) of ERISA of an application for a waiver of the minimum funding standard with respect to any Plan; (d) the incurrence by the Borrower or any of its ERISA Affiliates of any liability under Title IV of ERISA with respect to the termination of any Plan (other than de minimis liability with respect to any termination of a Plan in the ordinary course of business); (e) the receipt by the Borrower or any ERISA Affiliate from the PBGC or a plan administrator of any written notice relating to an intention to terminate any Plan or Plans or to appoint a trustee to administer any Plan; (f) the incurrence by the Borrower or any of its ERISA Affiliates of any liability with respect to the withdrawal or partial withdrawal from any Plan or Multiemployer Plan; (g) the receipt by the Borrower or any ERISA Affiliate of any written notice, or the receipt by any Multiemployer Plan from the Borrower or any ERISA Affiliate of any written notice, concerning the imposition of Withdrawal Liability against the Borrower or any ERISA Affiliate or a determination that a Multiemployer Plan is, or is expected to be, insolvent or in reorganization, within the meaning of Title IV of ERISA or in endangered or critical status, within the meaning of Section 305 of ERISA; (h) a written determination that any Plan is, or is expected to be, in “at-risk” status (as defined in Section 303(i)(4) of ERISA or Section 430(i)(4) of the Code); or (i) the occurrence of a non-exempt “prohibited transaction” between the Plan and the Borrower or any ERISA Affiliate, in which the Borrower or any ERISA Affiliate is a “disqualified person” (within the meaning of Section 4975 of the Code) and/or with respect to which the Borrower or any ERISA Affiliate could otherwise be reasonably expected to be liable with respect to such prohibited transaction.
“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.
“Eurodollar”, when used in reference to any Loan or Borrowing, refers to whether such Loan, or the Loans comprising such Borrowing, are bearing interest at a rate determined by reference to the Adjusted LIBO Rate.
“Events of Default” has the meaning assigned to such term in Article X.
“Excess Concentration Amount” means, with respect to any Obligor (including the Affiliates of such Obligor, considered as if they were one and the same Person) as of any Calculation Date, the amount, if any, by which the aggregate outstanding principal balance of all Eligible Receivables of such Obligor as of such Calculation Date exceeds the product of (a) the Concentration Limit of such Obligor as of such Calculation Date multiplied by (b) the aggregate outstanding principal balance of all Eligible Receivables as of such Calculation Date.

“Excluded Taxes” means, with respect to any Recipient or any other recipient of any payment to be made by or on account of any obligation of the Borrower hereunder, (a) Other Connection Taxes and, without duplication, income or franchise taxes imposed on (or measured by) its net income by the United States of America (or any political subdivision thereof), or by the jurisdiction (or any political subdivision thereof) under the laws of which such recipient is organized or in which its principal office is located or, in the case of any Lender, by the jurisdiction (or any political subdivision thereof) in which its applicable lending office is located; (b) any branch profits taxes imposed by the United States of America or any similar Taxes imposed by any other jurisdiction described in clause (a); (c) other than an assignee pursuant to a request by a Borrower under Section 2.16(b), any U.S. Federal withholding and backup withholding Taxes resulting from any law in effect (including FATCA) on (and, in the case of FATCA, including any regulations or official interpretations thereof issued after) the date such Recipient becomes a party to this Agreement (or designates a new lending office) except to the extent that such Recipient (or its assignor, if any) was entitled, at the time of designation of a new lending office (or assignment), to receive additional amounts from the Borrower with respect to such withholding Taxes pursuant to Section 2.14(a); and (d) Taxes that are attributable to a Recipient’s failure to comply with Section 2.14(f).
“Expected Dilution Ratio” means, as of any Calculation Date, the average Dilution Ratio for the 12 consecutive Calculation Dates ended on such Calculation Date.
“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement, or any regulations or authoritative guidance promulgated thereunder.
“FCPA” means the U.S. Foreign Corrupt Practices Act (15 U.S.C. §§ 78dd-1 et seq.).
“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) on such day on such transactions as determined by the Administrative Agent.
“Financial Officer” means, with respect to any Person, the chief financial officer, principal accounting officer, treasurer, assistant treasurer or controller of such Person, and with respect to any request for a Borrowing, any other signatory that has been authorized in writing by any of the foregoing Financial Officers of the Borrower (or of the Servicer on behalf of the Borrower).
“Funding Account” means the deposit account of the Borrower to which the Administrative Agent is authorized by the Borrower to transfer the proceeds of any Borrowings requested or authorized pursuant to this Agreement.
“Funding Excess” means, as of any date, the excess, if any, of Aggregate Revolving Exposure on such date over the Maximum Facility Availability for such date.

“GAAP” means generally accepted accounting principles in the United States of America, applied in accordance with the consistency requirements thereof.
“Global Offset” shall mean, with respect to Contracts, any set-off or similar rights having the same effect that are granted thereunder in favor of any party thereto (other than an Originator or the Borrower) with respect to Receivables at any time owing to an Originator or the Borrower.
“Global Offset Reserve” shall mean a reserve (expressed as a percentage) against the Borrowing Base established with respect to Global Offset that the Agents have, in the exercise of their Reasonable Credit Judgment, established from time to time upon at least five Business Days’ written notice to the Borrower and the Servicer, based upon any material change in facts, events and/or circumstances that occur after the Effective Date with respect to Global Offset.
“Governmental Authority” means the government of the United States of America, any other nation or any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government.
“Guarantee” of or by any Person (the “guarantor”) means any obligation, contingent or otherwise, of the guarantor guaranteeing or having the economic effect of guaranteeing any Indebtedness or other obligation of any other Person (the “primary obligor”) in any manner, whether directly or indirectly, and including any obligation of the guarantor, direct or indirect, (a) to purchase or pay (or advance or supply funds for the purchase or payment of) such Indebtedness or other obligation or to purchase (or to advance or supply funds for the purchase of) any security for the payment thereof, (b) to purchase or lease property, securities or services for the purpose of assuring the owner of such Indebtedness or other obligation of the payment thereof, (c) to maintain working capital, equity capital or any other financial statement condition or liquidity of the primary obligor so as to enable the primary obligor to pay such Indebtedness or other obligation or (d) as an account party in respect of any letter of credit or letter of guaranty issued to support such Indebtedness or obligation; provided, that the term Guarantee shall not include endorsements for collection or deposit in the ordinary course of business.
“Hazardous Material” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, materials or wastes, including petroleum or petroleum distillates, asbestos or asbestos containing materials, polychlorinated biphenyls, radon gas, infectious or medical wastes and all other substances, materials or wastes regulated or controlled pursuant to any Environmental Law.
“Indebtedness” of any Person means, without duplication, (a) all obligations of such Person for borrowed money or with respect to deposits or advances of any kind, (b) all obligations of such Person evidenced by bonds, debentures, notes or similar instruments, (c) all obligations of such Person upon which interest charges are customarily paid, (d) all obligations of such Person under conditional sale or other title retention agreements relating to property acquired by such Person, (e) all obligations of such Person in respect of the deferred purchase price of property or services (excluding current accounts payable incurred in the ordinary course of business), (f) all

Indebtedness of others secured by (or for which the holder of such Indebtedness has an existing right, contingent or otherwise, to be secured by) any Lien on property owned or acquired by such Person, whether or not the Indebtedness secured thereby has been assumed, (g) all Guarantees by such Person of Indebtedness of others, (h) all Capital Lease Obligations of such Person, (i) all obligations, contingent or otherwise, of such Person as an account party in respect of letters of credit and letters of guaranty, (j) all obligations, contingent or otherwise, of such Person in respect of bankers’ acceptances, (k) obligations under any liquidated earn-out, (1) all obligations, contingent or otherwise, of such Person in respect of any Swap Agreements and (m) any other Off-Balance Sheet Liability. The Indebtedness of any Person shall include the Indebtedness of any other entity (including any partnership in which such Person is a general partner) to the extent such Person is liable therefor as a result of such Person’s ownership interest in or other relationship with such entity, except to the extent the terms of such Indebtedness provide that such Person is not liable therefor.
“Indemnified Taxes” means Taxes other than Excluded Taxes, imposed on or with respect to any payment made by the Borrower under any Loan Documents.
“Indemnitee” has the meaning assigned to such term in Section 12.03(b).
“Independent Manager” has the meaning assigned to such term in Section 8.15(v).
“Interest Election Request” means a request by the Borrower to convert or continue a Borrowing in accordance with Section 2.05.
“Interest Payment Date” means (a) with respect to any ABR Loan, the last Business Day of each March, June, September and December and the Maturity Date, and (b) with respect to any Eurodollar Loan, the last day of the Interest Period applicable to the Borrowing of which such Loan is a part and, in the case of a Eurodollar Borrowing with an Interest Period of more than three months’ duration, each day prior to the last day of such Interest Period that occurs at intervals of three months’ duration after the first day of such Interest Period and the Maturity Date.
“Interest Period” means with respect to any Eurodollar Borrowing, the period commencing on the date of such Borrowing and ending on the numerically corresponding day (or, if there is no numerically corresponding day, on the last day) in the calendar month that is one, two, three or six months thereafter, as the Borrower may elect; provided, that if any Interest Period would end on a day other than a Business Day, such Interest Period shall be extended to the next succeeding Business Day unless such next succeeding Business Day would fall in the next calendar month, in which case such Interest Period shall end on the next preceding Business Day. For purposes hereof, the date of a Borrowing initially shall be the date on which such Borrowing is made and thereafter shall be the effective date of the most recent conversion or continuation of such Borrowing.
“Lenders” means the Persons party hereto and listed on the Commitment Schedule and any other Person that shall have become a party hereto pursuant to an Assignment and Assumption or pursuant to Section 2.06(f), other than any such Person that ceases to be a party hereto pursuant to an Assignment and Assumption.

“LIBO Rate” means, with respect to any Eurodollar Borrowing for any Interest Period, the rate per annum determined by the Administrative Agent that appears on the Reuters Screen LIBOR01 (or, if such page is no longer available, such other comparable page as the Administrative Agent may reasonably select), at approximately 11:00 a.m. (London time) on the date which is two (2) Business Days prior to the beginning of such Interest Period by reference to the London interbank offered rate for deposits in Dollars (as administered by ICE Benchmark Administration (or any other Person which takes over the administration of such rate)) for a period equal to such Interest Period, provided that, to the extent that an interest rate is not ascertainable pursuant to the foregoing provision of this definition, the “LIBO Rate” shall be the interest rate per annum, determined by the Administrative Agent to be the average of the rates per annum at which deposits in Dollars are offered for such relevant Interest Period to major banks in the London interbank market in London, England at approximately 11:00 a.m. (London time) on the date which is two (2) Business Days prior to the beginning of such Interest Period.
“Lien” means, with respect to any asset, (a) any mortgage, deed of trust, lien, pledge, hypothecation, encumbrance, charge or security interest in, on or of such asset, (b) the interest of a vendor or a lessor under any conditional sale agreement, capital lease or title retention agreement (or any financing lease having substantially the same economic effect as any of the foregoing) relating to such asset and (c) in the case of securities, any purchase option, call or similar right of a third party with respect to such securities.
“Liquidity Event” means, at any time, that Borrowing Base Availability is less than 12.5%. Once occurring, a Liquidity Event shall be deemed to be continuing until such time as Borrowing Base Availability has been 12.5% or more for a period of 30 consecutive days; provided that, in any period of twelve consecutive months, no more than two Liquidity Events may be cured pursuant to the foregoing definition.
“Loan Documents” means this Agreement, any promissory notes issued pursuant to this Agreement, the Receivables Transfer Agreement, the Collection Account Agreements, the SPV Holdco Pledge Agreement and the other agreements to be executed and delivered in connection with this Agreement or the Transactions.
“Loan Parties” means the Borrower, SPV Holdco, the Servicer and the Parent.
“Loans” means the loans made by the Lenders pursuant to this Agreement.
“Lockbox” means each post office box or lockbox with respect to which a Collection Bank has been granted exclusive access for the purpose of retrieving and processing payments made on the Transferred Receivables.
“Loss and Dilution Reserve” means, as of any Calculation Date, the greater of (a) the Loss and Dilution Reserve Floor as of such Calculation Date and (b) the sum of (i) the Loss Reserve Ratio as of such Calculation Date plus (ii) the Dilution Reserve Ratio as of such Calculation Date.

“Loss and Dilution Reserve Floor” means, as of any Calculation Date, the sum of (a) the Loss Reserve Floor plus (b) the Dilution Reserve Floor.
“Loss Horizon Ratio” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the aggregate original principal amount of Transferred Receivables originated during the four calendar months ending on such Calculation Date divided by (b) the Net Receivables Balance as of such Calculation Date.
“Loss Reserve Floor” means, as of any Calculation Date, 10%.
“Loss Reserve Ratio” means, as of any Calculation Date, the product of (a) the Stress Factor multiplied by (b) the highest three month average Default Ratio during the twelve-month period ended on such Calculation Date multiplied by (c) the Loss Horizon Ratio as of such Calculation Date.
“Margin Stock” has the meaning assigned to such term in Section 6.11.
“Material Adverse Effect” means a material adverse effect on the business, assets, operations or condition of any Loan Party or Originator or a material impairment of (a) the ability of any Loan Party or Originator to perform any of its obligations under any Loan Documents, (b) the legality, validity or enforceability of this Agreement or any other Loan Document, (c) the Collateral Agent’s Liens (on behalf of the Agents and the Lenders) on the Collateral or the priority of such Liens, (d) the rights of or benefits available to the Agents or the Lenders under the Loan Documents or (e) the collectability or enforceability of the Transferred Receivables generally or any material portion of the Transferred Receivables.
“Material Indebtedness” means (a) in the case of the Borrower, third-party Indebtedness (other than the Loans) in an aggregate principal amount exceeding $500,000, and (b) in the case of any Servicer that is not an Originator or an Affiliate of an Originator, Indebtedness in an aggregate principal amount exceeding $15,000,000 and (c) in the case of Parent, any Originator and their respective Subsidiaries, (i) the Parent Credit Agreement and (ii) any other Indebtedness in an aggregate principal amount exceeding $15,000,000.
“Maturity Date” means the date that is four (4) years from the Effective Date or any earlier date on which the Commitments are reduced to zero or otherwise terminated pursuant to the terms hereof.
“Maximum Facility Availability” means, at any date, an amount equal to the lesser of (i) the Aggregate Commitments on such date and (ii) the Borrowing Base on such date.
“Monthly Borrowing Base Report” means the initial Borrowing Base Report delivered pursuant to Section 7.01(g) and each monthly Borrowing Base Report delivered pursuant to Section 8.01(k)(i).
“Moody’s” means Moody’s Investors Service, Inc.

“Multiemployer Plan” means a multiemployer plan as defined in Section 4001(a)(3) of ERISA that is contributed to, or required to be contributed to, by the Borrower or any of its ERISA Affiliates.
“Net Receivables Balance” means, as of any date, the difference between (a) the outstanding principal balance of Eligible Receivables (net of interest, finance and late charges) as of such date minus (b) the aggregate Excess Concentration Amount for all Obligors of the Eligible Receivables as of such date.
“New Upfront Fee Per Annum” means, with respect to the Upfront Fees paid in connection with the provision of additional Commitments, a percentage equal to (i) the total amount of Upfront Fees with respect to the additional Commitments, divided by (ii) the total amount of such additional Commitments, divided by (iii) the weighted average number of years to the maturity of such additional Commitments.
“Non-Consenting Lender” has the meaning assigned to such term in Section 12.02(c).
“Non-U.S. Recipient” means a Recipient that is not a U.S. Person.
“Obligations” means all unpaid principal of and accrued and unpaid interest on the Loans, all accrued and unpaid fees and all expenses, reimbursements, indemnities and other obligations of the Borrower to the Lenders or to any Lender, the Agents or any indemnified party arising under the Loan Documents.
“Obligor” means any Person obligated to make payments pursuant to a Contract or otherwise obligated on a Transferred Receivable.
“OFAC” means the U.S. Department of the Treasury’s Office of Foreign Assets Control.
“Off-Balance Sheet Liability” of a Person means (a) any repurchase obligation or liability of such Person with respect to accounts or notes receivable sold by such Person, (b) any indebtedness, liability or obligation under any so-called “synthetic lease” transaction entered into by such Person, or (c) any indebtedness, liability or obligation arising with respect to any other transaction which is the functional equivalent of or takes the place of borrowing but which does not constitute a liability on the balance sheets of such Person (other than operating leases).
“Old Upfront Fee Per Annum” means the greater of (A) the original Upfront Fee per annum, which is a percentage equal to (i) the total amount of Upfront Fees paid in connection with the original syndication, divided by (ii) the total original Commitments on the Effective Date, divided by (iii) the original number of years to maturity of the original Commitments, and (B) the highest subsequent New Upfront Fee Per Annum prior to any new additional Commitments being provided.
“Originator Collection Account” means each deposit account, Lockbox or similar account of an Originator in which any Collections are deposited or collected.

“Originator Collection Account Agreement” means an account control agreement with respect to an Originator Collection Account among the applicable Originator, the Borrower, the Collateral Agent and a Collection Bank, which agreement is in form and substance reasonably acceptable to the Collateral Agent.
“Originator Subordinated Note” shall have the meaning ascribed to the term “Subordinated Note” in the Receivables Transfer Agreement.
“Originators” means each Wholly Owned Subsidiary of Parent that is or becomes a party to the Receivables Transfer Agreement as an Originator thereunder.
“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Taxes (other than a connection arising from such Recipient having executed, delivered, enforced, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, or engaged in any other transaction pursuant to, any Loan Document).
“Other Taxes” means any present or future stamp, court, documentary, intangible, recording, filing or similar excise or property Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, or from the registration, receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document; provided, however, that Other Taxes does not include Excluded Taxes.
“Parent” means Basic Energy Services, Inc., a Delaware corporation.
“Parent ABL Credit Agreement” means the Second Amended and Restated ABL Credit Agreement, dated as of December 23, 2016, among Parent, Bank of America, N.A., as administrative agent, a collateral management agent, swing line lender and an L/C issuer, Wells Fargo Bank, National Association, as a collateral management agent and syndication agent, Encina Business Credit LLC, as documentation agent, and the other lenders party thereto.
“Parent Credit Agreement” means the Amended and Restated Term Loan Credit Agreement, dated as of December 23, 2016, among Parent, certain subsidiaries of the Parent, the Lenders party thereto and U.S. Bank National Association, as administrative agent, as in effect on the date of this Agreement.
“Parent Credit Agreement Lenders” means the lenders from time to time party to the Parent Credit Agreement, as amended.
“Participant” has the meaning assigned to such term in Section 12.04(c).
“Participant Register” has the meaning assigned to such term in Section 12.04(c).
“Payment Date” means the date on which the Obligations have been indefeasibly paid and satisfied in full in cash and all Commitments have terminated under this Agreement. The determination of whether the Obligations have been “indefeasibly” paid and satisfied in full in cash shall be made without regard to any defeasance that may result from the application of the Bankruptcy Code, the FDIA, the Dodd Frank Act or applicable state law concerning fraudulent conveyances.
“PBGC” means the Pension Benefit Guaranty Corporation referred to and defined in ERISA and any successor entity performing similar functions.
“Permitted Investments” means:
(a)    direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States of America (or by any agency thereof to the extent such obligations are backed by the full faith and credit of the United States of America), in each case maturing within one year from the date of acquisition thereof;
(b)    investments in commercial paper maturing within 270 days from the date of acquisition thereof and having, at such date of acquisition, the highest credit rating obtainable from S&P or from Moody’s;
(c)    investments in certificates of deposit, banker’s acceptances and time deposits maturing within 180 days from the date of acquisition thereof issued or guaranteed by or placed with, and money market deposit accounts issued or offered by, any domestic office of any commercial bank organized under the laws of the United States of America or any State thereof which has a combined capital and surplus and undivided profits of not less than $1,500,000,000;
(d)    fully collateralized repurchase agreements with a term of not more than 30 days for securities described in clause (a) above and entered into with a financial institution satisfying the criteria described in clause (c) above; and
(e)    money market funds that (i) comply with the criteria set forth in Securities and Exchange Commission Rule 2a-7 under the Investment Company Act of 1940, (ii) are rated AAA by S&P and Aaa by Moody’s and (iii) have portfolio assets of at least $5,000,000,000;
in each case held in one or more securities accounts subject to control agreements in form and substance reasonably satisfactory to the Collateral Agent.
“Person” means any natural person, corporation, limited liability company, trust, joint venture, association, company, partnership, Governmental Authority or other entity.
“Plan” means any employee pension benefit plan (other than a Multiemployer Plan) subject to the provisions of Title IV of ERISA or Section 412 of the Code or Section 302 of ERISA, and in respect of which the Borrower or any ERISA Affiliate is (or, if such plan were terminated, would under Section 4069 of ERISA be deemed to be) an “employer” as defined in Section 3(5) of ERISA.
“Platform” means SyndTrak or a similar electronic system.

“Prime Rate” means the rate of interest per annum published from time to time by the Wall Street Journal as the “prime rate”; provided, that, to the extent that the Prime Rate is not ascertainable pursuant to the foregoing provision of this definition, the “Prime Rate” shall be the interest rate per annum published from time to time by another source selected by the Administrative Agent as the “prime rate”; and, provided, further, that, if such an interest rate per annum cannot be determined pursuant to the foregoing provisions of this definition, the “Prime Rate” shall be the interest rate per annum determined from time to time by the Administrative Agent as the “prime rate”.
“Public Lender” has the meaning set forth in Section 12.01(c).
“Reasonable Credit Judgment” means reasonable credit judgment exercised by the Agents in accordance with their customary business practices for asset-based lending transactions comparable to the Transactions.
“Receivables” means all indebtedness and other monetary obligations (including the obligation to pay finance charges) owed by any Obligor to any Originator or the Borrower, whether constituting an account, chattel paper, instrument or general intangible, and whether billed or unbilled, arising in connection with the sale of goods or the rendering of services by any Originator.
“Receivables Transfer Agreement” means that certain receivables transfer agreement, dated as of the date hereof, among the Originators and the Borrower.
“Recipient” means, as applicable, the Administrative Agent or any Lender.
“Records” means, with respect to any Transferred Receivables, all documents evidencing such Transferred Receivables, books, records and other information (including customer lists, credit files, computer programs, tapes, disks, data processing software and related property and rights) prepared and maintained by any Originator.
“Register” has the meaning set forth in Section 12.04(b)(iv).
“Related Parties” means, with respect to any specified Person, such Person’s Affiliates and the respective members, directors, officers, employees, agents and advisors of such Person and such Person’s Affiliates.
“Related Security” means with respect to any Transferred Receivable:
(a)    all of the related Originator’s rights and remedies (but none of its obligations) under or with respect to all Contracts (other than any Restricted Contract) that relate to the collection or enforcement of such Transferred Receivable;
(b)    all of the related Originator’s and the Borrower’s interest in the inventory and goods (including returned or repossessed inventory or goods), if any, the sale, financing or lease of which by such Originator gave rise to such Transferred Receivable and the proceeds of all insurance with respect thereto;

(c)    all other security interests or Liens and property subject thereto from time to time, if any, purporting to secure payment of such Transferred Receivable, whether pursuant to the Contract related to such Transferred Receivable or otherwise, together with all financing statements and security agreements describing any collateral securing such Transferred Receivable;
(d)    all guaranties, letters of credit, insurance and other agreements or arrangements of whatever character from time to time supporting or securing payment of such Transferred Receivable whether pursuant to the Contract related to such Transferred Receivable or otherwise;
(e)    all Records, to the extent transferred pursuant to the Receivables Transfer Agreement, and all other documents, purchase orders, invoices, books, records (other than with respect to such Transferred Receivable) and other information to the extent relating to such Transferred Receivable, the applicable Contract and the related Obligor;
(f)    all Collections in respect of, and other proceeds of, such Transferred Receivable (including all amounts on deposit in any Collection Account); and
(g)    all proceeds of any of the foregoing;
provided that, “Related Security” shall not include any computer programs, storage media and any license related thereto.
“Report” means reports prepared by the Collateral Agent or another Person showing the results of appraisals, field examinations or audits pertaining to the Borrower’s assets from information furnished by or on behalf of the Borrower, after the Agents have exercised their rights of inspection pursuant to this Agreement, which Reports may be distributed to the Lenders by the Agents.
“Required Lenders” means, at any time, Lenders having Revolving Exposure and unused Commitments representing more than 50% of the Aggregate Revolving Exposure and aggregate unused Commitments at such time.
“Requirement of Law” means, as to any Person, any law, treaty, rule or regulation or determination of an arbitrator or a court or other Governmental Authority, in each case applicable to or binding upon such Person or any of its property or to which such Person or any of its property is subject.
“Reserves” means, with respect to any Calculation Date, the sum of (but individual Reserves shall not duplicate one another):
(a)    the Carrying Cost Reserve as of such Calculation Date;
(b)    the Loss and Dilution Reserve as of such Calculation Date;
(c)    the Servicing Fee Reserve as of such Calculation Date;

(d)    the Global Offset Reserve as of such Calculation Date; and
(e)    such additional reserves against the Borrowing Base that the Agents have, in the exercise of their Reasonable Credit Judgment, established from time to time upon at least two (2) Business Days’ written notice to the Borrower and the Servicer.
“Restricted Contract” means any Contract containing a provision that prohibits or restricts, or requires the consent of any Person other than the Originators for, the assignment or transfer of, or the creation, attachment or perfection of a security interest in, the related Originator’s rights and remedies (but none of its obligations) under or with respect to such Contract that relate to the collection or enforcement of the Transferred Receivables arising under such Contract to or in favor of another Person (or provides that such assignment or transfer or the creation, attachment or perfection of a security interest may give rise to a breach, right of recoupment, claim, defense, termination right or termination or remedy under such Contract), which provision is not rendered ineffective by Section 9-408 of the UCC or other applicable law or does not include any exception that would permit such an assignment or transfer of the related Originator’s rights and remedies (but none of its obligations) under or with respect to such Contract that relate to the collection or enforcement of the Transferred Receivables arising under such Contract to, or the creation, attachment or perfection of a security interest in the related Originator’s rights and remedies (but none of its obligations) under or with respect to such Contract that relate to the collection or enforcement of the Transferred Receivables arising under such Contract in favor of, the Borrower without obtaining the consent of any Person other than the Originators.
“Revolving Exposure” means, with respect to any Lender at any time, the outstanding principal amount of such Lender’s Loans at such time.
“S&P” means Standard & Poor’s Ratings Services, a Standard & Poor’s Financial Services LLC business.
“Sanctioned Person” has the meaning assigned to such term in Section 6.23(c).
“Sanctions” has the meaning assigned to such term in Section 6.23(c).
“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.
“Secured Parties” means (a) the Lenders, (b) the Administrative Agent, (c) the Collateral Agent, (d) the beneficiaries of each indemnification obligation undertaken by each of the Loan Parties of its respective obligations under any Loan Document to which it is a party and (e) the successors and permitted assignees of each of the foregoing.
“Servicer” means, initially, Basic Energy Services, L.P., or any subsequent Person designated as Servicer pursuant to Article IV.
“Servicer Default” has the meaning set forth in Section 4.06.
“Servicer Termination Notice” has the meaning set forth in Section 4.01.

“Servicing Fee” means, for each calendar month, a fee equal to 1% per annum (calculated on the basis of a 360-day year) of the daily average aggregate principal amount of the outstanding Transferred Receivables serviced by the Servicer during such month.
“Servicing Fee Reserve” means, as of any Calculation Date, the quotient (expressed as a percentage) of (a) the product of (i) the Servicing Fee multiplied by (ii) the Stress Factor multiplied by Days Sales Outstanding as of such Calculation Date divided by (b) 360.
“Servicing Transfer” has the meaning set forth in Section 4.07.
“SPV Holdco” means BER Holdco, LLC, a Delaware limited liability company.
“SPV Holdco Pledge Agreement” means that certain pledge agreement, dated as of the date hereof, between SPV Holdco and the Collateral Agent.
“Statutory Reserve Rate” means a fraction (expressed as a decimal), the numerator of which is the number one and the denominator of which is the number one minus the aggregate of the maximum reserve percentages (including any marginal, special, emergency or supplemental reserves) expressed as a decimal established by the Board and any other banking authority, domestic or foreign, to which UBS AG, Stamford Branch or any Lender (including any branch, Affiliate or other fronting office making or holding a Loan) is subject for Eurocurrency Liabilities (as defined in Regulation D of the Board). Eurodollar Loans shall be deemed to constitute Eurocurrency Liabilities (as defined in Regulation D of the Board) and to be subject to such reserve requirements without benefit of or credit for proration, exemptions or offsets that may be available from time to time to any Lender under such Regulation D. The Statutory Reserve Rate shall be adjusted automatically on and as of the effective date of any change in any reserve percentage.
“Stress Factor” means 1.5.
“Subsidiary” means, with respect to any Person (the “parent”) at any date any corporation, limited liability company, partnership, association or other entity (a) of which securities or other ownership interests representing more than 50% of the equity or more than 50% of the ordinary voting power or, in the case of a partnership, more than 50% of the general partnership interests are, as of such date, owned, Controlled or held or (b) that is, as of such date, otherwise Controlled, by the parent or one or more subsidiaries of the parent or by the parent and one or more subsidiaries of the parent.
“Supermajority Lenders” means, at any time, Lenders having Revolving Exposure and unused Commitments representing more than 66-2/3% of the Aggregate Revolving Exposure and aggregate unused Commitments at such time.
“Swap Agreement” means any agreement with respect to any swap, forward, future or derivative transaction or option or similar agreement involving, or settled by reference to, one or more rates, currencies, commodities, equity or debt instruments or securities, or economic, financial or pricing indices or measures of economic, financial or pricing risk or value or any similar transaction or any combination of these transactions.

“Taxes” means any and all present or future taxes, levies, imposts, duties, deductions, withholdings, assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable hereto.
“Transactions” means the execution, delivery and performance by each of the Loan Parties of its respective obligations under this Agreement and the other Loan Documents to which it is a party, the borrowing of Loans and other credit extensions and the use of the proceeds thereof.
“Transfer Consideration” has the meaning set forth in the Receivables Transfer Agreement.
“Transferred Receivables” means all Receivables transferred by the Originators to the Borrower pursuant to the Receivables Transfer Agreement. For the purposes of calculating ratios and reserves with respect to any period prior to the Effective Date, Transferred Receivables shall be deemed to refer to Receivables originated by the Originators in existence or originated, as applicable, for such periods, whether or not they have been transferred to the Borrower.
“Type”, when used in reference to any Loan or Borrowing, refers to whether the rate of interest on such Loan, or on the Loans comprising such Borrowing, is determined by reference to the Adjusted LIBO Rate or the Alternate Base Rate.
“UCC” means the Uniform Commercial Code as in effect from time to time in the State of New York or any other state the laws of which are required to be applied in connection with the issue of perfection of security interests.
“Upfront Fees” means upfront fees paid to Lenders in connection with providing Commitments (as opposed to an “arrangement” or similar fee paid solely to the arranger or arrangers of such Commitment).
“U.S. Person” means a “United States person” within the meaning of Section 7701(a)(30) of the Code.
“US Tax Certificate” has the meaning assigned to such term in Section 2.14(f)(ii)(D)(2).
“Wholly Owned Subsidiary” of any Person means a subsidiary of such Person of which securities (except for directors’ qualifying shares) or other ownership interests representing 100% of the Equity Interests are, at the time any determination is being made, owned, Controlled or held by such Person or one or more Wholly Owned Subsidiaries of such Person or by such Person and one or more Wholly Owned Subsidiaries.
“Withdrawal Liability” means liability to a Multiemployer Plan as a result of a complete or partial withdrawal from such Multiemployer Plan, as such terms are defined in Part I of Subtitle E of Title IV of ERISA.
“Withholding Agent” means the Borrower and the Administrative Agent.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.
SECTION 1.02    Terms Generally. The definitions of terms herein shall apply equally to the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be deemed to be followed by the phrase “without limitation”. The word “will” shall be construed to have the same meaning and effect as the word “shall”. Unless the context requires otherwise, (a) any definition of or reference to any agreement, instrument or other document herein (including any Loan Document) shall be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (unless otherwise expressly provided in any Loan Document and subject to any restrictions on such amendments, supplements or modifications set forth herein), (b) any reference herein to any Person shall be construed to include such Person’s successors and assigns, (c) the words “herein”, “hereof’ and “hereunder”, and words of similar import, shall be construed to refer to this Agreement in its entirety and not to any particular provision hereof, (d) all references herein to Articles, Sections, Exhibits and Schedules shall be construed to refer to Articles and Sections of, and Exhibits and Schedules to, this Agreement and (e) the words “asset” and “property” shall be construed to have the same meaning and effect and to refer to any and all tangible and intangible assets and properties, including cash, securities, accounts and contract rights.
SECTION 1.03    Accounting Terms; GAAP. Except as otherwise expressly provided herein, all terms of an accounting or financial nature shall be construed in accordance with GAAP, as in effect from time to time; provided that, if the Borrower notifies the Administrative Agent that the Borrower requests an amendment to any provision hereof to eliminate the effect of any change occurring after the date hereof in GAAP or in the application thereof on the operation of such provision (or if the Administrative Agent notifies the Borrower that the Required Lenders request an amendment to any provision hereof for such purpose), regardless of whether any such notice is given before or after such change in GAAP or in the application thereof, then such provision shall be interpreted on the basis of GAAP as in effect and applied immediately before such change shall have become effective until such notice shall have been withdrawn or such provision amended in accordance herewith.
ARTICLE II

The Credits
SECTION 2.01    Commitments. Subject to the terms and conditions set forth herein, each Lender severally agrees to make Loans in dollars to the Borrower from time to time during the Availability Period in an aggregate principal amount that will not result in (i) such Lender’s Revolving Exposure exceeding such Lender’s Commitment or (ii) the Aggregate Revolving Exposure exceeding the lesser of (x) the Aggregate Commitments and (y) the Borrowing Base. Within the foregoing limits and subject to the terms and conditions set forth herein, the Borrower may borrow, prepay and reborrow Loans.

SECTION 2.02    Loans and Borrowings. (a) Each Loan shall be made as part of a Borrowing consisting of Loans of the same Type made by the Lenders ratably in accordance with their respective Commitments.
(b)    Subject to Section 2.05, each Borrowing shall be comprised entirely of ABR Loans or Eurodollar Loans as the Borrower may request in accordance herewith. Each Lender at its option may make any Eurodollar Loan by causing any domestic or foreign branch or Affiliate of such Lender to make such Loan; provided that any exercise of such option shall not affect the obligation of the Borrower to repay such Loan in accordance with the terms of this Agreement. Borrowings of more than one Type may be outstanding at the same time; provided that the Borrower shall not be entitled to request any Borrowing, that, if made, would result in more than ten Eurodollar Borrowings outstanding hereunder at any time.
(c)    At the commencement of each Interest Period for any Eurodollar Borrowing, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000. At the time that each ABR Borrowing is made, such Borrowing shall be in an aggregate amount that is an integral multiple of $1,000,000 and not less than $1,000,000; provided that an ABR Borrowing may be in an aggregate amount that is equal to the entire unused balance of the Aggregate Commitments.
(d)    Notwithstanding any other provision of this Agreement, the Borrower shall not be entitled to request, or to elect to convert or continue, any Borrowing if the Interest Period requested with respect thereto would end after the Maturity Date.
SECTION 2.03    Requests for Borrowings. To request a Borrowing, the Borrower (or the Servicer on behalf of the Borrower) shall notify the Administrative Agent of such request in writing (delivered by email, hand or facsimile) in the form attached as Exhibit C hereto and signed by the Borrower (or the Servicer on behalf of the Borrower) (a) in the case of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of the proposed Borrowing or (b) in the case of an ABR Borrowing, not later than 11:00 a.m., New York City time, on the date of the proposed Borrowing. Notwithstanding the foregoing, no Agent or Lender shall have any liability whatsoever to any other Person arising from (1) except in instances of willful misconduct, the application of such cash and other amounts to repay the Obligations in a manner consistent with Section 5.07 or (2) the return of such cash and other amounts to the Borrower in accordance with this Section 2.03. Each such Borrowing Request shall be irrevocable, shall be signed by the Borrower (or the Servicer on behalf of the Borrower) and shall specify the following information:
(i)    the aggregate amount of the requested Borrowing;
(ii)    the date of such Borrowing, which shall be a Business Day;
(iii)    whether such Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and

(iv)    in the case of a Eurodollar Borrowing, the initial Interest Period to be applicable thereto, which shall be a period contemplated by the definition of the term “Interest Period”.
If no election as to the Type of Borrowing is specified, then the requested Borrowing shall be an ABR Borrowing. If no Interest Period is specified with respect to any requested Eurodollar Borrowing, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration. Promptly following receipt of a Borrowing Request in accordance with this Section 2.03, the Administrative Agent shall advise each Lender of the details thereof and of the amount of such Lender’s Loan to be made as part of the requested Borrowing. There shall be not more than five (5) different Interest Periods in effect at any time.
SECTION 2.04    Funding of Borrowings. (a) Each Lender shall make each Loan to be made by it hereunder on the proposed date thereof by wire transfer of immediately available funds by 1:00 p.m., New York City time, to the account of the Administrative Agent most recently designated by it for such purpose by notice to the Lenders in an amount equal to such Lender’s Applicable Percentage of the applicable Borrowing. The Administrative Agent will make such Loans available to the Borrower by promptly crediting the amounts so received, in like funds, to the Funding Account or, if a Borrowing shall not occur on such date because any condition precedent herein specified shall not have been met, return the amounts so received to the respective Lenders.
(b)    Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of any Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of such Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with paragraph (a) of this Section 2.04 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (i) in the case of such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation or (ii) in the case of the Borrower, the interest rate applicable to ABR Loans. If such Lender pays such amount to the Administrative Agent, then such amount shall constitute such Lender’s Loan included in such Borrowing.
SECTION 2.05    Interest Elections. (a) Each Borrowing initially shall be of the Type specified in the applicable Borrowing Request and, in the case of a Eurodollar Borrowing, shall have an initial Interest Period as specified in such Borrowing Request. Thereafter, the Borrower (or the Servicer on behalf of the Borrower) may elect to convert such Borrowing to a different Type or to continue such Borrowing and, in the case of a Eurodollar Borrowing, may elect Interest Periods therefor, all as provided in this Section 2.05. The Borrower (or the Servicer on behalf of the Borrower) may elect different options with respect to different portions of the affected Borrowing, in which case each such portion shall be allocated ratably among the Lenders holding the Loans comprising such Borrowing, and the Loans comprising each such portion shall be considered a separate Borrowing.
(b)    To make an election pursuant to this Section 2.05, the Borrower (or the Servicer on behalf of the Borrower) shall notify the Administrative Agent of such election by the time that a Borrowing Request would be required under Section 2.03 if the Borrower were requesting a Borrowing of the Type resulting from such election to be made on the effective date of such election. Each such Interest Election Request shall be irrevocable and shall be in the form attached as Exhibit D hereto and signed by the Borrower (or the Servicer on behalf of the Borrower).
(c)    Each Interest Election Request shall specify the following information:
(i)    the Borrowing to which such Interest Election Request applies and, if different options are being elected with respect to different portions thereof, the portions thereof to be allocated to each resulting Borrowing (in which case the information to be specified pursuant to clauses (iii) and (iv) below shall be specified for each resulting Borrowing);
(ii)    the effective date of the election made pursuant to such Interest Election Request, which shall be a Business Day;
(iii)    whether the resulting Borrowing is to be an ABR Borrowing or a Eurodollar Borrowing; and
(iv)    if the resulting Borrowing is a Eurodollar Borrowing, the Interest Period to be applicable thereto after giving effect to such election, which shall be a period contemplated by the definition of the term “Interest Period”.
If any such Interest Election Request requests a Eurodollar Borrowing but does not specify an Interest Period, then the Borrower shall be deemed to have selected an Interest Period of one month’s duration.
(d)    Promptly following receipt of an Interest Election Request, the Administrative Agent shall advise each Lender of the details thereof and of such Lender’s portion of each resulting Borrowing.
(e)    If the Borrower (or the Servicer on behalf of the Borrower) fails to deliver a timely Interest Election Request with respect to a Eurodollar Borrowing prior to the end of the Interest Period applicable thereto, then, unless such Borrowing is repaid as provided herein, at the end of such Interest Period such Borrowing shall be converted to an ABR Borrowing. Notwithstanding any contrary provision hereof, if a Default has occurred and is continuing and the Administrative Agent, at the request of the Required Lenders, so notifies the Borrower, then, so long as a Default is continuing (i) no outstanding Borrowing may be converted to or continued as a Eurodollar Borrowing and (ii) unless repaid, each Eurodollar Borrowing shall be converted to an ABR Borrowing at the end of the Interest Period applicable thereto.

SECTION 2.06    Termination and Reduction of Commitments; Increase in Commitments. (a) Unless previously terminated, all Commitments shall terminate on the Maturity Date.
(b)    The Borrower may at any time terminate the Commitments without premium or penalty but subject to Section 2.13, upon (i) the payment in full of all outstanding Loans, together with accrued and unpaid interest thereon, (ii) the payment in full of all accrued and unpaid fees and (iii) the payment in full of all reimbursable expenses and other Obligations due and payable together with accrued and unpaid interest thereon.
(c)    The Borrower may from time to time reduce the Commitments without premium or penalty but subject to Section 2.13; provided that (i) each reduction of the Commitments shall be in an amount that is an integral multiple of $1,000,000 and not less than $1,000,000 and (ii) the Borrower shall not reduce the Commitments if, after giving effect to any concurrent prepayment of the Loans in accordance with Section 2.08, the Aggregate Revolving Exposure would exceed the lesser of the Aggregate Commitments and the Borrowing Base.
(d)    The Borrower shall notify the Administrative Agent of any election to terminate or reduce the Commitments under Section 2.06(b) or (c) of this Section at least three Business Days prior to the effective date of such termination or reduction, specifying such election and the effective date thereof. Promptly following receipt of any notice, the Administrative Agent shall advise the Lenders of the contents thereof. Each notice delivered by the Borrower pursuant to this Section shall be irrevocable; provided that a notice of termination of the Commitments delivered by the Borrower may state that such notice is conditioned upon the effectiveness of other credit facilities, in which case such notice may be revoked by the Borrower (by notice to the Administrative Agent on or prior to the specified effective date) if such condition is not satisfied. Any termination or reduction of the Commitments shall be permanent. Each reduction of the Commitments shall be made ratably among the Lenders in accordance with their respective Commitments.
(e)    The Borrower shall have the right to increase the Aggregate Commitments pursuant to this clause (e) by obtaining additional Commitments, either from one or more of the Lenders or one or more other financial lending institutions (“New Lenders”), in an aggregate amount for all such additional Commitments following the Effective Date not to exceed $50,000,000; provided that (i) any such request for an increase shall be in an integral multiple $1,000,000 and not less than $10,000,000, (ii) the Borrower and the Administrative Agent shall have approved the identity of any New Lender, such approval not to be unreasonably withheld or delayed, (iii) the procedures described in Section 2.06(f) have been satisfied, (iv) each Lender shall have the right (but not the obligation) to extend up to its Applicable Percentage (calculated as of immediately prior to the extension of the additional Commitments) of any such additional Commitments, (v) the Applicable Rates for such additional Commitments shall be the same as the Applicable Rates for the then-existing Commitments, it being understood that if the ABR Rate, Eurodollar Rate or Commitment Fee Rate of such additional Commitments exceed the ABR Rate, Eurodollar Rate or Commitment Fee Rate, respectively, of any existing Commitment, then the ABR Rate, Eurodollar Rate or Commitment Fee Rate, as applicable, of such existing Commitment shall be increased by an amount that eliminates such excess, (vi) if the Lenders providing such additional Commitments receive Upfront Fees for doing so, then the Borrower shall pay Upfront Fees to each then-existing Lender in respect of their then-existing Commitment concurrently with the effectiveness of such additional Commitments in an amount equal to, if positive, (A) the percentage equal to the New Upfront Fee Per Annum less the Old Upfront Fee Per Annum, multiplied by (B) the number of remaining years to maturity of such then-existing Lender’s Commitment, multiplied by (C) the total existing Commitment of such then-existing Lender, and (vii) except (1) with respect to maturity and (2) as otherwise waived by the Administrative Agent, the terms of such additional Commitments shall be identical to those set forth in this Agreement for the then-existing Commitments. For purposes of this Section 2.06(e) “ABR Rate”, “Eurodollar Rate” and “Commitment Fee Rate”, shall have the meanings assigned thereto in the definition of “Applicable Rate”.
(f)    Any increase to the Commitments contemplated by Section 2.06(e) shall be evidenced by an amendment to this Agreement, in form and substance satisfactory to the Administrative Agent, pursuant to which each New Lender shall assume all the rights and obligations of a Lender hereunder with respect to its Commitment. Any such Amendment shall only require the written consent of the Administrative Agent, the Borrower and the Lender(s) being added or increasing their Commitment(s). As a condition precedent to such an increase, the Borrower shall deliver to the Administrative Agent a certificate signed by an authorized officer of the Borrower (i) certifying and attaching the resolutions adopted by the Borrower approving or consenting to such increase, and (ii) certifying that, before and after giving effect to such increase, (A) the representations and warranties contained in or made pursuant to Article VI and the other Loan Documents are true and correct in all material respects, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects as of such earlier date, and (B) no Default has occurred and is continuing or shall occur after giving effect to such increase and the application of the proceeds thereof.
(g)    Each of the parties hereto hereby agrees that the Administrative Agent may take any and all action as may be reasonably necessary to ensure that all Loans in respect of the additional Commitments, when originally made, are included in each Borrowing of outstanding Loans on a pro rata basis. The Borrower agrees that Section 2.13 shall apply to any conversion of Eurodollar Loans to ABR Loans reasonably required by the Administrative Agent to effect the foregoing.
SECTION 2.07    Repayment of Loans; Evidence of Indebtedness. (a) The Borrower hereby unconditionally promises to pay to the Administrative Agent for the account of each Lender the then unpaid principal amount of each Loan on the Maturity Date.
(b)    Each Lender shall maintain in accordance with its usual practice an account or accounts evidencing the indebtedness of the Borrower to such Lender resulting from each Loan made by such Lender, including the amounts of principal and interest payable and paid to such Lender from time to time hereunder.
(c)    The Administrative Agent shall maintain accounts in which it shall record (i) the amount of each Loan made hereunder, the Type thereof and the Interest Period applicable thereto, (ii) the amount of any principal or interest due and payable or to become due and payable from the Borrower to each Lender hereunder and (iii) the amount of any sum received by the Administrative Agent hereunder for the account of the Lenders and each Lender’s share thereof.
(d)    The entries made in the accounts maintained pursuant to paragraph (b) or (c) of this Section 2.07 shall be prima facie evidence of the existence and amounts of the obligations recorded therein; provided that the failure of any Lender or the Administrative Agent to maintain such accounts or any error therein shall not in any manner affect the obligation of the Borrower to repay the Loans in accordance with the terms of this Agreement.
(e)    Any Lender may request that Loans made by it be evidenced by a promissory note. In such event, the Borrower shall prepare, execute and deliver to such Lender a promissory note payable to such Lender and its registered assigns and in a form approved by the Administrative Agent. Thereafter, the Loans evidenced by such promissory note and interest thereon shall at all times (including after assignment pursuant to Section 12.04) be represented by one or more promissory notes in such form payable to such payee and its registered assigns).
SECTION 2.08    Prepayment of Loans. (a) The Borrower shall have the right at any time and from time to time to prepay any Borrowing in whole or in part, subject to prior notice in accordance with Section 2.08(c).
(b)    In the event of a Funding Excess, the Borrower shall immediately prepay the Loans in an aggregate amount equal to or greater than such Funding Excess.
(c)    The Borrower (or the Servicer on behalf of the Borrower) shall notify the Administrative Agent of any prepayment hereunder (i) in the case of prepayment of a Eurodollar Borrowing, not later than 12:00 noon, New York City time, three Business Days before the date of prepayment, or (ii) in the case of prepayment of an ABR Borrowing, not later than 12:00 noon, New York City time, one Business Day before the date of prepayment. Each such notice shall be irrevocable and shall specify the prepayment date and the principal amount of each Borrowing or portion thereof to be prepaid; provided that, if a notice of prepayment is given in connection with a conditional notice of termination of the Commitments as contemplated by Section 2.06, then such notice of prepayment may be revoked if such notice of termination is revoked in accordance with Section 2.06. Promptly following receipt of any such notice relating to a Borrowing, the Administrative Agent shall advise the Lenders of the contents thereof. Each partial prepayment of any Borrowing shall be in an amount that would be permitted in the case of an advance of a Borrowing of the same Type as provided in Section 2.02. Each prepayment of a Borrowing shall be applied ratably to the Loans included in the prepaid Borrowing. Prepayments shall be accompanied by accrued interest to the extent required by Section 2.10.
SECTION 2.09    Fees. (a) The Borrower agrees to pay to the Administrative Agent for the account of each Lender a commitment fee, which shall accrue at the Applicable Rate on the daily amount of the unused Commitment of such Lender during the period from and including the Effective Date to but excluding the date on which the Commitments terminate. Accrued commitment fees shall be payable on the last Business Day of each March, June, September and December and on the date on which the Commitments terminate, commencing on the first such date to occur after the date hereof.

(b)    The Borrower agrees to pay to the Administrative Agent, for its own account, fees payable in the amounts and at the times separately agreed upon between the Borrower and the Administrative Agent.
(c)    All fees payable hereunder shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed. Such fees shall be paid on the dates due, in immediately available funds, to the Administrative Agent for distribution, in the case of commitment fees, to the Lenders. Such fees paid shall not be refundable under any circumstances, absent manifest error.
SECTION 2.10    Interest. (a) The Loans comprising each ABR Borrowing shall bear interest at the Alternate Base Rate plus the Applicable Rate.
(b)    The Loans comprising each Eurodollar Borrowing shall bear interest at the Adjusted LIBO Rate for the Interest Period in effect for such Borrowing plus the Applicable Rate.
(c)    Notwithstanding the foregoing, (i) if any principal of or interest on any Loan or any fee or other amount payable by the Borrower hereunder is not paid when due, whether at stated maturity, upon acceleration or otherwise or (ii) if any other Event of Default has occurred and is continuing, upon the request of the Administrative Agent or the Required Lenders, the outstanding Obligations shall bear interest, after as well as before judgment until paid in full, at a rate per annum equal to (A) in the case of principal of any Loan, 2% per annum plus the rate otherwise applicable to such Loan as provided in the preceding paragraphs of this Section 2.10 or (B) in the case of any other amount, 2% per annum plus the rate applicable to ABR Loans as provided in paragraph (a) of this Section 2.10.
(d)    Accrued interest on each Loan (for ABR Loans, accrued through the last day of the prior calendar month) shall be payable in arrears on each Interest Payment Date for such Loan and upon termination of the Commitments; provided that (i) interest accrued pursuant to paragraph (c) of this Section 2.10 shall be payable on demand, (ii) in the event of any repayment or prepayment of any Loan (other than a prepayment of an ABR Loan prior to the end of the Availability Period), accrued interest on the principal amount repaid or prepaid shall be payable on the date of such repayment or prepayment and (iii) in the event of any conversion of any Eurodollar Loan prior to the end of the current Interest Period therefor, accrued interest on such Loan shall be payable on the effective date of such conversion.
(e)    All interest hereunder shall be computed on the basis of the actual number of days elapsed over a year of 365 or 366 days, as the case may be, when determined by reference to the Prime Rate and over a year of 360 days at all other times. The applicable Alternate Base Rate, Adjusted LIBO Rate or LIBO Rate shall be determined by the Administrative Agent, and such determination shall be conclusive absent manifest error.
SECTION 2.11    Alternate Rate of Interest. If prior to the commencement of any Interest Period for a Eurodollar Borrowing:

(a)    the Administrative Agent determines (which determination shall be conclusive absent manifest error) that adequate and reasonable means do not exist for ascertaining the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period; or
(b)    the Administrative Agent is advised by the Required Lenders that the Adjusted LIBO Rate or the LIBO Rate, as applicable, for such Interest Period will not adequately and fairly reflect the cost to such Lenders (or Lender) of making or maintaining their Loans (or its Loan) included in such Borrowing for such Interest Period;
then the Administrative Agent shall give notice thereof to the Borrower and the Lenders by telephone, facsimile or electronic transmission as promptly as practicable thereafter and, until the Administrative Agent notifies the Borrower and the Lenders that the circumstances giving rise to such notice no longer exist, (i) any Interest Election Request that requests the conversion of any Borrowing to, or continuation of any Borrowing as, a Eurodollar Borrowing shall be ineffective, and (ii) if any Borrowing Request requests a Eurodollar Borrowing, such Borrowing shall be made as an ABR Borrowing. During the pendency of any such period, the definition of “Alternate Base Rate” shall be deemed to exclude clause (c) thereof.
SECTION 2.12    Increased Costs. (a) If any Change in Law shall:
(i)    impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended by, any Lender (except any such reserve requirement reflected in the Adjusted LIBO Rate); or
(ii)    impose on any Lender or the London interbank market any other condition affecting this Agreement or Eurodollar Loans made by such Lender or any participation therein;
and the result of any of the foregoing shall be to increase the cost to such Lender of making, continuing, converting or maintaining any Loan (or of maintaining its obligation to make any such Loan) or to increase the cost to such Lender or to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or otherwise), then the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered, excluding additional costs or reduction suffered due to Taxes, which shall be governed solely and exclusively by Section 2.14.
(b)    If any Lender determines that any Change in Law regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement or the Loans made by such Lender to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered.

(c)    A certificate of a Lender setting forth the amount or amounts necessary to compensate such Lender or its holding company, as the case may be, as specified in paragraph (a) or (b) of this Section 2.12 shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
(d)    Failure or delay on the part of any Lender to demand compensation pursuant to this Section 2.12 shall not constitute a waiver of such Lender’s right to demand such compensation; provided that the Borrower shall not be required to compensate a Lender pursuant to this Section for any increased costs or reductions incurred more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor; provided, further, that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180-day period referred to above shall be extended to include the period of retroactive effect thereof.
SECTION 2.13    Break Funding Payments. In the event of (a) the payment of any principal of any Eurodollar Loan other than on the last day of an Interest Period applicable thereto (including as a result of an Event of Default), (b) the conversion of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto, (c) the failure to borrow, convert, continue or prepay any Eurodollar Loan on the date specified in any notice delivered pursuant hereto (regardless of whether such notice may be revoked under Section 2.08(c) and is revoked in accordance therewith), or (d) the assignment of any Eurodollar Loan other than on the last day of the Interest Period applicable thereto as a result of a request by the Borrower pursuant to Section 2.16(b), then, in any such event (any of the events referred to in Section 2.13(a), (b), (c) or (d) being called a “Breakage Event”), the Borrower shall compensate each Lender, upon such Lender’s written request, for the loss, cost and expense attributable to such Breakage Event. In the case of a Eurodollar Loan, such loss, cost or expense to any Lender shall be deemed to include an amount determined by such Lender to be the excess, if any, of (i) its cost of obtaining funds for the Eurodollar Loan that is the subject of such Breakage Event for the period from the date of such Breakage Event to the last day of the Interest Period in effect (or that would have been in effect) for such Loan over (ii) the amount of interest likely to be realized by such Lender in redeploying the funds released or not utilized by reason of such Breakage Event for such period. A certificate of any Lender setting forth any amount or amounts that such Lender is entitled to receive pursuant to this Section shall be delivered to the Borrower and shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within 10 days after receipt thereof.
SECTION 2.14    Taxes. (a) Withholding of Taxes; Gross-up. Each payment by the Borrower under any Loan Document shall be made without withholding for any Taxes, unless such withholding is required by any law. If any Withholding Agent determines, in its sole discretion exercised in good faith, that it is so required to withhold Taxes, then such Withholding Agent may so withhold and shall timely pay the full amount of withheld Taxes to the relevant Governmental Authority in accordance with applicable law. If such Taxes are Indemnified Taxes, then the amount payable by the Borrower shall be increased as necessary so that, net of such withholding (including such withholding applicable to additional amounts payable under this Section 2.14), the applicable Recipient receives the amount it would have received had no such withholding been made.

(b)    Payment of Other Taxes by the Borrower. The Borrower shall timely pay any Other Taxes to the relevant Governmental Authority in accordance with applicable law.
(c)    Evidence of Payments. As soon as practicable after any payment of Indemnified Taxes by the Borrower to a Governmental Authority, the Borrower shall deliver to the Administrative Agent the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of the return reporting such payment or other evidence of such payment reasonably satisfactory to the Administrative Agent.
(d)    Indemnification by the Borrower. The Borrower shall indemnify each Recipient for any Indemnified Taxes or Other Taxes paid or payable by such Recipient in connection with any Loan Document (including Indemnified Taxes or Other Taxes imposed or asserted on or attributable to amounts payable under this Section 2.14) and any reasonable expenses (other than Excluded Taxes) arising therefrom or with respect thereto, whether or not such Indemnified Taxes or Other Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.14(d) shall be paid within 10 days after the Recipient delivers to the Borrower a certificate stating the amount of any Indemnified Taxes or Other Taxes so paid or payable by such Recipient. Such certificate shall be conclusive absent manifest error. Such Recipient shall deliver a copy of such certificate to the Administrative Agent.
(e)    Indemnification by the Lenders. Each Lender shall severally indemnify the Administrative Agent for any Taxes (but, in the case of any Indemnified Taxes, only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so) attributable to such Lender that are paid or payable by the Administrative Agent in connection with any Loan Document and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. The indemnity under this Section 2.14(e) shall be paid within 10 days after the Administrative Agent delivers to the applicable Lender a certificate stating the amount of Taxes so paid or payable by the Administrative Agent. Such certificate shall be conclusive of the amount so paid or payable absent manifest error.
(f)    Status of Recipients. (i) Any Recipient that is entitled to an exemption from, or reduction of, any applicable withholding Tax with respect to any payments under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without, or at a reduced rate of, withholding. In addition, any Recipient, if requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Recipient is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 2.14(f)(ii) and (iii) below) shall not be required if, in the Recipient’s judgment, such completion, execution or submission would subject such Recipient to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Recipient. Upon the reasonable request of the Borrower or the Administrative Agent, any Recipient shall update any form or certification previously delivered pursuant to this Section 2.14(f). If any form or certification previously delivered pursuant to this Section 2.14(f) expires or becomes obsolete or inaccurate in any respect with respect to a Recipient, such Recipient shall promptly (and in any event within 10 days after such expiration, obsolescence or inaccuracy) notify the Borrower and the Administrative Agent in writing of such expiration, obsolescence or inaccuracy and update the form or certification if it is legally eligible to do so.
(ii)    Without limiting the generality of the foregoing, any Recipient shall, if it is legally eligible to do so, deliver to the Borrower and the Administrative Agent (in such number of copies reasonably requested by such Borrower and the Administrative Agent) on or prior to the date on which such Recipient becomes a party hereto, duly completed and executed copies of whichever of the following is applicable (or any successor forms):
(A)    in the case of a Recipient that is a U.S. Person, a United States Internal Revenue Service Form W-9 certifying that such Recipient is exempt from U.S. Federal backup withholding tax;
(B)    in the case of a Non-U.S. Recipient claiming the benefits of an income tax treaty to which the United States is a party, (1) with respect to payments of interest under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “interest” article of such tax treaty and (2) with respect to any other applicable payments under this Agreement, IRS Form W- 8BEN establishing an exemption from, or reduction of, U.S. Federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;
(C)    in the case of a Non-U.S. Recipient for whom payments under this Agreement constitute income that is effectively connected with such Recipient’s conduct of a trade or business in the United States, IRS Form W-8ECI;
(D)    in the case of a Non-U.S. Recipient claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, both (1) IRS Form W-8BEN and (2) a certificate substantially in the form of Exhibit E (a “US Tax Certificate”) to the effect that such Recipient is not (a) a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (b) a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, (c) a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code and (d) conducting a trade or business in the United States with which the relevant interest payments are effectively connected;
(E)    in the case of a Non-U.S. Recipient that is not the beneficial owner of payments made under this Agreement (including a partnership or a participating Recipient), (1) an IRS Form W-8IMY on behalf of itself and (2) the relevant forms prescribed in clauses (A), (B), (C), (D) and (F) of this paragraph (f)(ii) that would be required of each such beneficial owner or partner of such partnership if such beneficial owner or partner were a Recipient; provided, however, that if the Recipient is a partnership and one or more of its partners are claiming the exemption for portfolio interest under Section 881(c) of the Code, such Recipient may provide a US Tax Certificate on behalf of such partners; or
(F)    any other form prescribed by law as a basis for claiming exemption from, or a reduction of, U.S. Federal withholding Tax, together with such supplementary documentation necessary to enable the Borrower or the Administrative Agent to determine the amount of Tax (if any) required by law to be withheld.
(iii)    If a payment made to a Lender under any Loan Document would be subject to U.S. Federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Withholding Agent, at the time or times prescribed by law and at such time or times reasonably requested by the Withholding Agent, such documentation prescribed by applicable law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Withholding Agent as may be necessary for the Withholding Agent to comply with its obligations under FATCA, to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. For purposes of this Section 2.14(f)(iii), FATCA shall include any regulations or official interpretations thereof.
(g)    Treatment of Certain Refunds. If any party determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has been indemnified pursuant to this Section 2.14 (including additional amounts paid pursuant to this Section 2.14), it shall pay to the indemnifying party an amount equal to such refund (but only to the extent of indemnity payments made under this Section 2.14 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including any Taxes) of such indemnified party and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund). Such indemnifying party, upon the request of such indemnified party, shall repay to such indemnifying party the amount paid to such indemnified party pursuant to the previous sentence (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) in the event such indemnified party is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this Section 2.14(g), in no event will any indemnified party be required to pay any amount to any indemnifying party pursuant to this Section 2.14(g) if such payment would place such indemnified party in a less favorable position (on a net after-Tax basis) than such indemnified party would have been in if the indemnification payments or additional amounts giving rise to such refund had never been paid. This Section 2.14(g) shall not be construed to require any indemnified party to make available its Tax returns (or any other information relating to its Taxes which it deems confidential) to the indemnifying party or any other Person.

SECTION 2.15    Payments Generally; Sharing Set-Offs. (a) The Borrower shall make each payment required to be made by it hereunder (whether of principal, interest or fees, or of amounts payable under Section 2.12, 2.13, 2.14 or 12.03, or otherwise) prior to 2:00 p.m., New York City time, on the date when due, in immediately available funds, without set-off or counterclaim. Any amounts received after such time on any date may, in the discretion of the Administrative Agent, be deemed to have been received on the next succeeding Business Day for purposes of calculating interest thereon. All such payments shall be made to the Administrative Agent, except that payments pursuant to Sections 2.09(c), 2.12, 2.13, 2.14 and 12.03 shall be made directly to the Persons entitled thereto. The Administrative Agent shall distribute any such payments received by it for the account of any other Person to the appropriate recipient promptly following receipt thereof. If any payment hereunder shall be due on a day that is not a Business Day, the date for payment shall be extended to the next succeeding Business Day, and, in the case of any payment accruing interest, interest thereon shall be payable for the period of such extension. All payments hereunder shall be made in dollars.
(b)    If any Lender shall, by exercising any right of set-off or counterclaim or otherwise, obtain payment in respect of any principal of or interest on any of its Loans resulting in such Lender receiving payment of a greater proportion of the aggregate amount of its Loans and accrued interest thereon than the proportion received by any other Lender, then the Lender receiving such greater proportion shall purchase (for cash at face value) participations in the Loans of other Lenders to the extent necessary so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of principal of and accrued interest on their respective Loans; provided that (i) if any such participations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations shall be rescinded and the purchase price restored to the extent of such recovery, without interest, and (ii) the provisions of this paragraph shall not be construed to apply any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant. The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under applicable law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of set-off and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.
(c)    Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender with interest thereon, for each day from and including the date such amount is distributed to it to but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation.

(d)    If any Lender shall fail to make any payment required to be made by it pursuant to Section 2.14(e), 2.15(c) or 12.03(c), then the Administrative Agent may, in its discretion (notwithstanding any contrary provision hereof), apply any amounts thereafter received by the Administrative Agent for the account of such Lender to satisfy such Lender’s obligations under such Sections until all such unsatisfied obligations are fully paid.
SECTION 2.16    Mitigation Obligations; Replacement of Lenders. (a) If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, then such Lender shall use reasonable efforts to designate a different lending office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 2.12 or 2.14, as the case may be, in the future and (ii) would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.
(b)    If any Lender requests compensation under Section 2.12, or if the Borrower is required to pay any additional amount to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 2.14, or if any Lender becomes a Defaulting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in Section 12.04), all its interests, rights and obligations under this Agreement to an assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment); provided that (i) the Borrower shall have received the prior written consent of the Administrative Agent, which consent shall not unreasonably be withheld or delayed, (ii) such Lender shall have received payment of an amount equal to the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder, from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts) and (iii) in the case of any such assignment resulting from a claim for compensation under Section 2.12 or payments required to be made pursuant to Section 2.14, such assignment will result in a reduction in such compensation or payments. A Lender shall not be required to make any such assignment and delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.
SECTION 2.17    Defaulting Lenders. Notwithstanding any provision of this Agreement to the contrary, if any Lender becomes a Defaulting Lender, then the following provisions shall apply for so long as such Lender is a Defaulting Lender:
(a)    fees shall cease to accrue on the unfunded portion of the Commitment of such Defaulting Lender pursuant to Section 2.09(a);
(b)    the Commitment and Revolving Exposure of such Defaulting Lender shall not be included in determining whether all Lenders, all affected Lenders, the Supermajority

Lenders or the Required Lenders have taken or may take any action hereunder (including any consent to any amendment or waiver pursuant to Section 12.02); provided that any waiver, amendment or modification requiring the consent of all Lenders or all affected Lenders which (i) affects such Defaulting Lender differently than other Lenders or other affected Lenders, respectively, or (ii) increases or extends the maturity of any Commitments of such Defaulting Lender shall require the consent of such Defaulting Lender; and
(c)    any amount payable to such Defaulting Lender hereunder (whether on account of principal, interest, fees or otherwise and including any amount that would otherwise be payable to such Defaulting Lender pursuant to Section 2.15(b) but excluding Section 2.16(b)) shall, in lieu of being distributed to such Defaulting Lender, be retained by the Administrative Agent in a segregated account and, subject to any applicable requirements of law, be applied at such time or times as may be determined by the Administrative Agent (i) first, to the payment of any amounts owing by such Defaulting Lender to the Administrative Agent hereunder, (ii) second, to the funding of any Loan in respect of which such Defaulting Lender has failed to fund its portion thereof as required by this Agreement, as determined by the Administrative Agent, (iii) third, held in such account as cash collateral for future funding obligations of the Defaulting Lender under this Agreement, (iv) fourth, to the payment of any amounts owing to the Lenders as a result of any judgment of a court of competent jurisdiction obtained by any Lender against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, (v) fifth, to the payment of any amounts owing to the Borrower as a result of any judgment of a court of competent jurisdiction obtained by the Borrower against such Defaulting Lender as a result of such Defaulting Lender’s breach of its obligations under this Agreement, and (vi) sixth, to such Defaulting Lender or as otherwise directed by a court of competent jurisdiction; provided that if such payment is (x) a prepayment of the principal amount of any Loans and (y) made at a time when the conditions set forth in Section 7.02 are satisfied, such payment shall be applied solely to prepay the Loans of all non-Defaulting Lenders pro rata prior to being applied to the prepayment of any Loans of any Defaulting Lender in accordance with clauses (i) through (vi) above.
In the event that the Administrative Agent and the Borrower each agrees that a Defaulting Lender has adequately remedied all matters that caused such Lender to be a Defaulting Lender, then on such date such Lender shall purchase at par such of the Loans of the other Lenders as the Administrative Agent shall determine may be necessary in order for such Lender to hold such Loans in accordance with its Applicable Percentage.
SECTION 2.18    Returned Payments. If after receipt of any payment which is applied to the payment of all or any part of the Obligations, an Agent or any Lender is for any reason compelled to surrender such payment or proceeds to any Person because such payment or application of proceeds is invalidated, declared fraudulent, set aside, determined to be void or voidable as a preference, an impermissible setoff, or a diversion of trust funds, or for any other reason, then the Obligations or part thereof intended to be satisfied shall be revived and continued and this Agreement shall continue in full force as if such payment or proceeds had not been received by such Agent or Lender. The provisions of this Section 2.18 shall be and remain effective notwithstanding any contrary action which may have been taken by an Agent or any Lender in reliance upon such payment or application of proceeds. The provisions of this Section 2.18 shall survive the termination of this Agreement.
ARTICLE III

Collection Accounts
SECTION 3.01    Collection Accounts. (a) On or before the Effective Date, each Originator Collection Account will be subject to a fully executed Effective Date Originator Collection Account Agreement. Within thirty (30) days after the Effective Date (or such later date as the Administrative Agent may agree to in its discretion), each Originator Collection Account will be subject to a fully executed Originator Collection Account Agreement which, for the avoidance of doubt, may be an amendment to, or amendment and restatement of, the Effective Date Originator Collection Account Agreement in form and substance satisfactory to the Collateral Agent. Within thirty (30) days after the Effective Date (or such later date as the Administrative Agent may agree to in its discretion), each Borrower Collection Account will be subject to a fully executed Borrower Collection Account Agreement. The Borrower agrees that the Collateral Agent shall have “control” (within the meaning of Section 9-104 of the applicable UCC) of each Collection Account. On each Business Day, all funds credited to an Originator Collection Account shall be transferred to a Borrower Collection Account. The Agents hereby agree that until the occurrence of a Liquidity Event or an Event of Default or a Funding Excess, the related Collection Bank shall be entitled to follow the instructions of the Borrower, or the Servicer on behalf of the Borrower, with respect to the withdrawal, transfer or payment of funds on deposit in any Borrower Collection Account. Upon the occurrence and during the continuance of a Liquidity Event or an Event of Default or if there is a Funding Excess, the Collateral Agent shall have the right to (which right may be exercised or waived in the discretion of the Collateral Agent or as directed by the Required Lenders) deliver notices to the Collection Banks under the Collection Account Agreements assuming exclusive dominion and control of each Collection Account and all monies, instruments and other property from time to time on deposit therein. At all times that exclusive dominion and control is in effect, the Collateral Agent shall apply all funds credited to the Borrower Collection Accounts on the previous Business Day (to the extent immediately available) to repay the Obligations in the order of priority set forth in Section 5.07.
(b)    Pursuant to Section 4.02(b), all existing Obligors of Transferred Receivables shall have been instructed, and all future Obligors of Transferred Receivables shall be instructed, to make payments in respect thereof only (i) by check or money order mailed to one or more Lockboxes or (ii) by wire transfer directly to a Collection Account. The Borrower (or the Servicer on the Borrower’s behalf) has instructed all Collection Banks to deposit all items sent to a Lockbox directly into a deposit account maintained as a Collection Account. Schedule 3.01 lists all Collection Accounts as of the Effective Date, and such schedule correctly identifies (1) with respect to each such Collection Bank, the name, address and telephone number thereof, (2) with respect to each Collection Account, the name in which such account is held and the complete account number thereof, and (3) with respect to each Lockbox, the lockbox number and address thereof. The Borrower (or the Servicer on the Borrower’s behalf) shall endorse, to the extent necessary, all checks or other instruments received in any Lockbox so that the same can be deposited in a Borrower Collection Account, in the form so received (with all necessary endorsements), on the first Business Day after the date of receipt thereof. In addition, the Borrower shall deposit or cause to be deposited into a deposit account maintained as a Borrower Collection Account (or into a Lockbox) all cash, checks, money orders or other proceeds of Transferred Receivables or Collateral received by the Servicer or any delegate of Servicer other than in a Collection Account, in the form so received (with all necessary endorsements), not later than the close of business on the next Business Day following the date of receipt thereof by the collections department of the Servicer or any delegate of Servicer, and until so deposited all such items or other proceeds shall be held in trust for the benefit of the Collateral Agent. Any Collections received by the Servicer or any delegate of Servicer other than by its collections department shall be forwarded to its collections department within two Business Days after receipt thereof. The Borrower shall not make and shall not permit the Servicer or any other Person to make any deposits into any Collection Account except in accordance with the terms of this Agreement or any other Loan Document.
(c)    If, for any reason, a Collection Account Agreement terminates or any Collection Bank fails to comply with its obligations under the Collection Account Agreement to which it is a party, then the Borrower (or the Servicer on the Borrower’s behalf) shall promptly notify all Obligors of Transferred Receivables who had previously been instructed to make wire payments to a Collection Account maintained at any such Collection Bank to make all future payments to a new Collection Account in accordance with this clause (c) of Section 3.01. The Borrower shall not, and shall not permit the Servicer or any Originator to, close any Collection Account unless it shall have (A) received the prior written consent of the Agents, (B) established a new account with the same Collection Bank, with any Approved Collection Bank, or with any other depositary institution satisfactory to the Agents, (C) entered into an agreement covering such new account with such Collection Bank or with such new depositary institution substantially in the form of the predecessor Collection Account Agreement or that is satisfactory in all respects to the Agents (whereupon, for all purposes of this Agreement and the other Loan Documents, such new account shall become a Collection Account, such new agreement shall become a Collection Account Agreement and any new depositary institution shall become a Collection Bank), and (D) taken all such action as the Agents shall reasonably require to grant and perfect a first priority Lien in such new Collection Account to the Collateral Agent under Section 5.01 of this Agreement. Except as permitted by this Section 3.01, the Borrower shall not, and shall not permit the Servicer or any Originator to, open any new Collection Account without the prior written consent of the Agents, which consent shall not to be unreasonably withheld or delayed.

ARTICLE IV

Servicer
SECTION 4.01    Designation of Servicer; Resignation and Removal of Servicer. (a) The servicing, administration and collection of the Transferred Receivables shall be conducted by Basic Energy Services, L.P., as the initial Servicer. The Borrower hereby appoints Basic Energy Services, L.P., to such capacity. The Borrower hereby appoints the Servicer as the attorney-in-fact of the Borrower in furtherance of such appointment, to take or cause to be taken all actions that the Borrower is required to take under this Agreement (other than payment of any amounts relating to the Loans). The Agents may, upon the occurrence of a Servicer Default, designate any other Person to become the Servicer under this Agreement by notice to the Servicer and the Borrower (a “Servicer Termination Notice”) as specified in Section 4.07. Except during the occurrence or continuance of a Servicer Default, the Servicer may, and upon demand of the Borrower shall, assign all of its rights and obligations as Servicer under this Agreement to any Person organized under the laws of, and with its principal place of business in, any State of the United States or the District of Columbia, subject to satisfaction of the following conditions: (i) advance written notice to the Administrative Agent of not less than 60 days (in the case of an assignment of such rights and obligations to any Person other than a Wholly Owned Subsidiary of Parent) and 30 days (in the case of an assignment of such rights and obligations to a Wholly Owned Subsidiary of Parent), (ii) the prior written consent of the Administrative Agent and (iii) field examinations reasonably related to the review of such assignment (separate from any conducted pursuant to Section 8.13) and such other information, certificates, documents, instruments and agreements relating to such assumption as the Administrative Agent shall reasonably request. No such assignment shall become effective until the successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder and under the other Loan Documents by a written assumption in a form acceptable to the Agents. Except as expressly provided in this Section 4.01, the Servicer shall not resign from the obligations and duties imposed on it pursuant to this Agreement and the other Loan Documents.
(b)    The Servicer may delegate its duties and responsibilities as Servicer hereunder in respect of the Transferred Receivables. Without the prior written consent of the Administrative Agent (which consent shall not be unreasonably withheld or delayed), the Servicer shall not be permitted to delegate any of its duties or responsibilities as Servicer to any Person other than (i) any Originator and (ii) with respect to Defaulted Receivables, outside collection agencies in accordance with its customary practices. The Originators shall not be permitted to further delegate to any other Person any of the duties or responsibilities of the Servicer delegated to it by the Borrower, other than as set forth in clause (ii) above. If at any time the Administrative Agent shall designate as Servicer any Person other than the existing Servicer, all duties and responsibilities theretofore delegated by the existing Servicer to the Originators may, at the discretion of the Administrative Agent, be terminated forthwith on written notice given by the Administrative Agent to the Servicer, the Borrower, and the Originators.
(c)    Notwithstanding any permitted delegation of duties by the Servicer pursuant to the second sentence of Section 4.01(b), (i) the Servicer shall be and remain primarily liable to the Agents for the full and prompt performance of all duties and responsibilities of the Servicer hereunder and (ii) the Agents shall be entitled to deal exclusively with the Borrower or the Servicer in matters relating to the discharge by the Servicer of its duties and responsibilities hereunder. Except as otherwise set forth in this Agreement, the Agents shall not be required to give notice, demand or other communication to any other Person in order for communication to the Servicer and its sub-servicer or other delegate with respect thereto to be accomplished. The Servicer, at all times that it is the Servicer, shall be responsible for providing any sub-servicer or other delegate of the Servicer with any notice given to the Servicer under this Agreement.

SECTION 4.02    Duties of Servicer. (a) The Servicer shall collect each Transferred Receivable, all in accordance with applicable laws, rules and regulations, with reasonable care and diligence, and in accordance with the applicable Originator’s Credit and Collection Policy.
(b)    The Servicer will instruct or cause the applicable Originator to instruct each Obligor to pay all Collections directly to a Collection Account, to the extent such has not been previously instructed by any Originator or any Affiliate thereof. In the case of any remittances received in any Collection Account that shall have been identified, to the reasonable satisfaction of the Servicer, to not constitute Collections or other proceeds of the Transferred Receivables or the Related Security, the Servicer shall promptly remit such items to the Person identified to it as being the owner of such remittances.
(c)    The Servicer shall administer the Collections in accordance with the procedures described in the applicable Originator’s Credit and Collection Policy and in accordance with this Agreement.
(d)    The Servicer may, in accordance with the applicable Originator’s Credit and Collection Policy, extend the maturity of any Transferred Receivable or adjust the outstanding principal balance of any Transferred Receivable as the Servicer determines to be appropriate subject to the contractual provisions governing such Transferred Receivable in order to maximize Collections thereof; provided, however, that such extension or adjustment shall not alter the status of such Transferred Receivable as a Defaulted Receivable, if applicable, or limit the rights of the Agents or the Lenders under this Agreement.
(e)    The Servicer shall hold, as custodian, for the Borrower and the Agents and the Lenders all records that (i) evidence or relate to the Transferred Receivables and Related Security or (ii) are otherwise necessary or desirable to collect the Transferred Receivables and shall, as soon as practicable upon demand of either Agent during the occurrence of an Event of Default, deliver or make available to such Agent all such records (other than any record that contains confidentiality provisions (except for records as to which the related Obligor has consented to such delivery or as to which such Agent has executed and delivered a confidentiality agreement with the Servicer and the applicable Originator)), at a place selected by such Agent.
(f)    Any payment by an Obligor in respect of any indebtedness owed by it to any Originator or the Borrower shall, except as otherwise specified by such Obligor or otherwise required by contract or law and unless otherwise instructed by the Administrative Agent, be applied as a Collection of any Transferred Receivable of such Obligor (starting with the oldest such Transferred Receivable) to the extent of any amounts then due and payable thereunder before being applied to any other receivable or other obligation of such Obligor.
SECTION 4.03    Exculpation of Agents and Lenders. Anything herein to the contrary notwithstanding, the exercise by the Agents and the Lenders of their rights hereunder shall not release the Servicer, any Originator or the Borrower from any of their duties or obligations with respect to any Transferred Receivables or under the related Contracts. The Agents and the Lenders shall not have any obligation or liability with respect to any Transferred Receivables or related

Contracts (except as otherwise set forth herein or in any confidentiality agreement entered into pursuant to Section 4.02(e)).
SECTION 4.04    Reports. The Servicer shall prepare or obtain on behalf of the Borrower and forward to the Agents all notices, requests, elections, reports, financial statements, certificates and other documents permitted or required to be delivered or furnished by the Borrower under this Agreement and the other Loan Documents.
SECTION 4.05    Servicing Fee. As compensation for the performance of the Servicer’s duties under this Agreement, the Borrower shall pay the Servicer the Servicing Fee in arrears on the last Business Day of each month.
SECTION 4.06    Servicer Defaults. If any of the following events (each, a “Servicer Default”) shall occur (regardless of the reason therefor) and be continuing, then, and in any such event, the Administrative Agent may, by delivery of notice to the Servicer and the Borrower, terminate the servicing responsibilities of the Servicer hereunder, without demand, protest or further notice of any kind, all of which are hereby waived by the Servicer and the Borrower. Upon the delivery of any such notice, all authority and power of the Servicer under this Agreement shall pass to and be vested in a successor Servicer acting pursuant to Section 4.01; provided that notwithstanding anything to the contrary herein, the Servicer agrees to continue to follow the procedures set forth in Section 4.02 with respect to Collections on the Transferred Receivables until a successor Servicer has assumed the responsibilities and obligations of the Servicer:
(i)    the Servicer shall fail to pay any payment or deposit hereunder when and as the same shall become due and payable, and such failure shall continue unremedied for one Business Day;
(ii)    any representation or warranty made or deemed made by or on behalf of the Servicer in this Agreement or any Loan Document, or in any certificate, Borrowing Base Report or other document furnished pursuant to or in connection with this Agreement or any Loan Document, shall prove to have been false or misleading in any material respect when so made or deemed made, and, if capable of being remedied, such event shall continue unremedied for two Business Days;
(iii)    the Servicer or the Borrower shall fail to deliver any Borrowing Base Report when due pursuant to Section 8.01(k);
(iv)    the Servicer shall fail to deliver when due any of the receivables reports (other than Borrowing Base Reports) required to be delivered pursuant to Section 4.04 or any other report related to the Transferred Receivables as required by the other Loan Documents, and such failure shall continue unremedied for five Business Days after the earlier of (i) the Servicer’s knowledge of such failure and (ii) the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent;
(v)    the Servicer shall fail to observe or perform any other material covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a Servicer Default under another clause of this Section 4.06), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) the Servicer’s knowledge of such failure and (ii) the date on which written notice of such failure shall have been given to the Servicer by the Administrative Agent;
(vi)    with respect to the Servicer, (a) any event or condition occurs that (A) results in any Material Indebtedness of the Servicer becoming due prior to its scheduled maturity or that (B) enables or permits (all applicable grace periods having expired) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (b) the Servicer shall fail to pay the principal of any such Material Indebtedness at the stated final maturity thereof; provided that this clause (vi) shall not apply to secured Indebtedness that (x) becomes due in whole or in part as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or as a result of any other customary mandatory prepayment events, and (y) is timely repaid as and to the extent required by the agreements governing such Indebtedness;
(vii)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of the Servicer, or of a substantial part of the assets of the Servicer under the Bankruptcy Code, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or other similar official for the Servicer or for a substantial part of the assets of the Servicer or (iii) the winding up or liquidation of the Servicer; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(viii)    the Servicer shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code or any Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (vii) above, (iii) apply for or consent to the appointment of an administrator, administrative receiver, compulsory manager, receiver, trustee, custodian, sequestrator, conservator or similar official for the Servicer or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing;
(ix)    the Servicer shall admit in writing its inability or fail generally to pay its debts as they become due;
(x)    the failure of the Servicer to pay one or more final judgments aggregating in excess of $5,000,000 (to the extent not covered by insurance) which judgments are not discharged or effectively waived or stayed for a period of 45 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of such Originator to enforce any such judgments that individually or in the aggregate exceed $5,000,000;
(xi)    any event shall have occurred that, alone or together with other events, has a Material Adverse Effect with respect to the Servicer’s ability to perform its obligations pursuant to the Loan Documents;
(xii)    a “Termination Event” or the “Termination Date” under the Receivables Transfer Agreement shall have occurred;
(xiii)    the Servicer shall assign or purport to assign any of its obligations hereunder without the prior written consent of the Administrative Agent;
(xiv)    a Change in Control shall occur; or
(xv)    any material provision of any Loan Document to which the Servicer is a party shall terminate in whole or in part (except in accordance with its terms), or shall cease to be valid, binding and enforceable in accordance with its terms against the Servicer, or the Servicer shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any Loan Document has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms.
SECTION 4.07    Servicer Termination. After receipt by the Servicer of a Servicer Termination Notice, and effective on the date on which the successor Servicer shall have assumed the Servicer’s responsibilities and obligations hereunder and under the other Loan Documents, all authority and power of the Servicer under this Agreement shall pass to and be vested in the successor Servicer (a “Servicing Transfer”) designated by the Agents pursuant to Section 4.01(a); and, without limitation, the Administrative Agent is hereby authorized and empowered (upon the failure of the Servicer to cooperate promptly) to execute and deliver, on behalf of the Servicer, as attorney-in-fact or otherwise, all documents and other instruments upon the failure of the Servicer to execute or deliver such documents or instruments, and to do and accomplish all other acts or things necessary or appropriate to effect the purposes of such Servicing Transfer. The Servicer agrees to cooperate with the Administrative Agent and such successor Servicer in (i) effecting the termination of the responsibilities and rights of the Servicer to conduct servicing hereunder and (ii) transferring all duties and obligations of the Servicer hereunder to such successor Servicer, including the transfer to such successor Servicer of all authority of the Servicer to service and administer the Transferred Receivables provided for under this Agreement, including all authority over all Collections which shall on the date of transfer be held by the Servicer for deposit, or which have been deposited by the Servicer, in a Collection Account, or which shall thereafter be received with respect to the Transferred Receivables, and in assisting the successor Servicer. The Servicer shall transfer to the successor Servicer all its electronic records relating to the Transferred Receivables and Contracts, together with all other Records, correspondence and documents necessary for the continued servicing and administration of the Transferred Receivables in the manner and at such times as the successor Servicer shall reasonably request. The Servicer shall continue to perform its servicing obligations under this Agreement until the effective date of the Servicing Transfer in accordance with the standard of care set forth in Section 4.02. The predecessor Servicer shall be responsible for all expenses incurred in transferring the servicing duties to the successor Servicer. Notwithstanding the foregoing, to the extent permitted by applicable Requirements of Law, the Servicer shall be allowed to retain a copy of all records, correspondence and documents provided to the successor Servicer in compliance with the Servicer’s recordkeeping policies or Requirements of Law. The Servicer agrees to turn over to the Borrower Collection Account any Collections it receives within one Business Day of receipt. In connection with a Servicing Transfer the applicable successor Servicer is granted a royalty free, nonexclusive license for as long as such successor Servicer is active in such capacity and such successor Servicer is granted permission to use all of the Servicer’s trademarks, trade styles, trade names, patents, patent applications, copyrights, service marks, licenses, franchises and other proprietary rights which are used or useful in connection with the performance of the Servicer’s obligations under this Agreement. Upon its appointment, a successor Servicer shall be the successor in all respects to the Servicer with respect to servicing functions under this Agreement and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Servicer by the terms and provisions hereof, and all references in this Agreement to the Servicer shall be deemed to refer to such successor Servicer.
SECTION 4.08    Servicer’s Own Funds. The Servicer shall pay its own expenses incurred in the course of performing its services hereunder; provided that the Servicer shall not advance any funds on behalf of the Borrower for any purpose.
ARTICLE V

Grant of Security Interest
SECTION 5.01    Borrower’s Grant of Security Interest. To secure the prompt and complete payment, performance and observance of all Obligations, and to induce the Agents and the Lenders to enter into this Agreement and perform the obligations required to be performed by them hereunder in accordance with the terms and conditions hereof, the Borrower hereby grants, assigns, conveys, pledges, hypothecates and transfers to the Collateral Agent, for the benefit of the Agents and the Lenders, a Lien upon and security interest in all of the Borrower’s right, title and interest in, to and under the following property, whether now owned by or owing to, or hereafter acquired by or arising in favor of, the Borrower, and regardless of where located (all of which being hereinafter collectively referred to as the “Collateral”):
(a)    all Transferred Receivables and all Related Security;
(b)    the Receivables Transfer Agreement and all other Loan Documents now or hereafter in effect relating to the contribution, sale, purchase, servicing, processing or collection of Transferred Receivables (the “Borrower Assigned Agreements”), including (i) all rights of the Borrower to receive moneys due and to become due thereunder or pursuant thereto, (ii) all rights of the Borrower to receive proceeds of any insurance, indemnity, warranty or guaranty with respect thereto, (iii) all claims of the Borrower for damages or breach with respect thereto or for default thereunder and (iv) the right of the Borrower to amend, waive or terminate the same and to perform and to compel performance and otherwise exercise all remedies thereunder;

(c)    all of the following (collectively, the “Borrower Account Collateral”): (i) the Collection Accounts and all funds on deposit therein and all certificates and instruments, if any, from time to time representing or evidencing the Collection Accounts or such funds, (ii) all notes, certificates of deposit and other instruments from time to time delivered to or otherwise possessed by any Agent or Lender or any assignee or agent on behalf of any Agent or Lender in substitution for or in addition to any of the then existing Borrower Account Collateral, (iii) all cash and (iv) all interest, dividends, cash, instruments, investment property and other property from time to time received, receivable or otherwise distributed with respect to or in exchange for any and all of the then existing Borrower Account Collateral;
(d)    all other property relating to the Transferred Receivables and Related Security that may from time to time hereafter be granted and pledged by the Borrower or by any Person on its behalf whether under this Agreement or otherwise, including any deposit with any Agent or Lender of additional funds by the Borrower;
(e)    all other personal property of the Borrower of every kind and nature not described above including, without limitation, all goods (including inventory, equipment and any accessions thereto), instruments (including promissory notes), documents, accounts, chattel paper (whether tangible or electronic), deposit accounts, letter-of-credit rights, securities and all other investment property, supporting obligations, commercial tort claims, any other contract rights or rights to the payment of money, insurance claims and proceeds, and all general intangibles (including all payment intangibles);
(f)    all other assets and property of the Borrower; and
(g)    to the extent not otherwise included, all proceeds and products of the foregoing and all accessions to, substitutions and replacements for, and profits of, each of the foregoing Collateral (including proceeds that constitute property of the types described in Sections 5.01(a) through (f)).
SECTION 5.02    Borrower’s Agreements. The Borrower hereby (a) assigns, transfers and conveys the benefits of the representations, warranties, covenants and agreements of the Originators made to the Borrower under the Receivables Transfer Agreement to the Collateral Agent for the benefit of the Agents and the Lenders hereunder and (b) acknowledges and agrees that the rights and remedies of the Borrower under the Receivables Transfer Agreement may be enforced by the Collateral Agent for the benefit of the Agents and the Lenders.
SECTION 5.03    Delivery of Collateral. If an Event of Default has occurred and is continuing, all “instruments” (as defined in Article 9 of the UCC) representing or evidencing all or any portion of the Collateral, if any, shall be delivered to and held by or on behalf of the Collateral Agent and shall be in suitable form for transfer by delivery or shall be accompanied by duly executed instruments of transfer or assignment in blank, all in form and substance reasonably satisfactory to the Collateral Agent.
SECTION 5.04    Exculpation of Agents and Lenders. The Agents and the Lenders shall not have any obligation or liability under any such Transferred Receivables, Related Security or Borrower Assigned Agreements by reason of or arising out of this Agreement or the granting herein or therein of a Lien thereon or the receipt by the Agents or the Lenders of any payment relating thereto pursuant hereto or thereto. The exercise by the Agents or the Lenders of their rights under this Agreement shall not release any Originator or Loan Party from any of its respective duties or obligations under any such Transferred Receivables, Related Security, Borrower Assigned Agreements or other agreements. None of the Agents or the Lenders shall be required or obligated in any manner to perform or fulfill any of the obligations of any Originator or Loan Party under or pursuant to any such Transferred Receivable, Related Security, Borrower Assigned Agreement or other agreement, or to make any payment, or to make any inquiry as to the nature or the sufficiency of any payment received by it or the sufficiency of any performance by any party under any such Transferred Receivable, Related Security, Borrower Assigned Agreement or other agreement, or to present or file any claims, or to take any action to collect or enforce any performance or the payment of any amounts that may have been assigned to it or to which it may be entitled at any time or times.
SECTION 5.05    Administrative Agent Appointed Attorney-in-Fact. The Borrower hereby appoints the Administrative Agent as the attorney-in-fact of the Borrower for the purpose of (i) maintaining or perfecting or preserving the Liens and the ownership interest and security interest (and the priority thereof) of the Borrower and the Collateral Agent under this Agreement and the Receivables Transfer Agreement (including preparing, or causing to be prepared, and filing all such financing statements, amendments to financing statements, and continuation statements, and entering into control agreements satisfactory to the Collateral Agent with respect to the Collection Accounts); and (ii) carrying out the provisions of this Agreement and taking any action and executing any instrument that the Administrative Agent may deem necessary or advisable to accomplish the purposes hereof, which appointment is irrevocable and coupled with an interest. Without limiting the generality of the foregoing, the Administrative Agent shall have the right, upon the occurrence and during the continuance of an Event of Default, with full power of substitution either in the Administrative Agent’s name or in the name of the Borrower (a) to receive, endorse, assign and/or deliver any and all notes, acceptances, checks, drafts, money orders or other evidences of payment relating to the Collateral or any part thereof, (b) to demand, collect, receive payment of, give receipt for and give discharges and releases of all or any of the Collateral, (c) to sign the name of any Originator or Loan Party on any invoice or bill of lading relating to any of the Collateral, (d) to send verifications of Transferred Receivables and Related Security to any Obligor, (e) to commence and prosecute any and all suits, actions or proceedings at law or in equity in any court of competent jurisdiction to collect or otherwise realize on all or any of the Collateral or to enforce any rights in respect of any Collateral, (f) to settle, compromise, compound, adjust or defend any actions, suits or proceedings relating to all or any of the Collateral, (g) to notify, or to require any Originator to notify, Obligors to make payment directly to the Administrative Agent, and (h) to use, sell, assign, transfer, pledge, make any agreement with respect to or otherwise deal with all or any of the Collateral, and to do all other acts and things necessary to carry out the purposes of this Agreement in accordance with its terms, as fully and completely as though the Administrative Agent were the absolute owner of the Collateral for all purposes; provided, however, that nothing herein contained shall be construed as requiring or obligating the Administrative Agent to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by the Administrative Agent, or to present or file any claim or notice, or to take any action with respect to the Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby. The Administrative Agent and the other Secured Parties shall be accountable only for amounts actually received as a result of the exercise of the powers granted to them herein, and neither they nor their officers, directors, employees or agents shall be responsible to any Loan Party or Originator for any act or failure to act hereunder, except to the extent determined by the final, non- appealable judgment of a court of competent jurisdiction to have resulted primarily from their own gross negligence or willful misconduct. The Servicer shall cooperate with the Administrative Agent as reasonably requested in connection with the Administrative Agent’s exercise of its rights pursuant to this Section 5.05.
SECTION 5.06    Remedies Upon Event of Default. Upon the occurrence and during the continuance of an Event of Default, the Borrower agrees to deliver, or cause the delivery of, each item of Collateral to the Collateral Agent on demand. Without limiting the generality of the foregoing, the Borrower agrees that the Collateral Agent shall have the right, subject to the mandatory requirements of applicable law, to sell or otherwise dispose of all or any part of the Collateral at a public or private sale or at any broker’s board or on any securities exchange, for cash, upon credit or for future delivery as the Collateral Agent shall deem appropriate. The Collateral Agent shall be authorized at any such sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to Persons who will represent and agree that they are purchasing the Collateral for their own account for investment and not with a view to the distribution or sale thereof, and upon consummation of any such sale the Collateral Agent shall have the right to assign, transfer and deliver to the purchaser or purchasers thereof the Collateral so sold. Each such purchaser at any such sale shall hold the property sold absolutely, free from any claim or right on the part of the Borrower, and the Borrower hereby waives (to the extent permitted by law) all rights of redemption, stay and appraisal which the Borrower now has or may at any time in the future have under any rule of law or statute now existing or hereafter enacted.
The Collateral Agent shall give the Loan Parties 10 days’ written notice (which the Loan Parties agree is reasonable notice within the meaning of Section 9-611 of the UCC or its equivalent in other jurisdictions) of the Collateral Agent’s intention to make any sale of Collateral. Such notice, in the case of a public sale, shall state the time and place for such sale and, in the case of a sale at a broker’s board or on a securities exchange, shall state the board or exchange at which such sale is to be made and the day on which the Collateral, or portion thereof, will first be offered for sale at such board or exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Collateral Agent may fix and state in the notice (if any) of such sale. At any such sale, the Collateral, or portion thereof, to be sold may be sold in one lot as an entirety or in separate parcels, as the Collateral Agent may (in its sole and absolute discretion) determine. The Collateral Agent shall not be obligated to make any sale of any Collateral if it shall determine not to do so, regardless of the fact that notice of sale of such Collateral shall have been given. The Collateral Agent may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case any sale of all or any part of the Collateral is made on credit or for future delivery, the Collateral so sold may be retained by the Collateral Agent until the sale price is paid by the purchaser or purchasers thereof, but the Collateral Agent shall not incur any liability in case any such purchaser or purchasers shall fail to take up and pay for the Collateral so sold and, in case of any such failure, such Collateral may be sold again upon like notice. At any public (or, to the extent permitted by law, private) sale made pursuant to this Agreement, the Collateral Agent, the Administrative Agent or any Lender may bid for or purchase, free (to the extent permitted by applicable law) from any right of redemption, stay, valuation or appraisal on the part of the Loan Parties (all said rights being also hereby waived and released to the extent permitted by applicable law), the Collateral or any part thereof offered for sale and may make payment on account thereof by using any claim then due and payable to such Person from any Loan Party as a credit against the Transfer Consideration, and such Person may, upon compliance with the terms of sale, hold, retain and dispose of such property without further accountability to any Loan Party therefor. For purposes hereof, a written agreement to purchase the Collateral or any portion thereof shall be treated as a sale thereof; the Collateral Agent shall be free to carry out such sale pursuant to such agreement and no Loan Party shall be entitled to the return of the Collateral or any portion thereof subject thereto, notwithstanding the fact that after the Collateral Agent shall have entered into such an agreement all Events of Default shall have been remedied and the Obligations paid in full. As an alternative to exercising the power of sale herein conferred upon it, the Collateral Agent may proceed by a suit or suits at law or in equity to foreclose this Agreement and to sell the Collateral or any portion thereof pursuant to a judgment or decree of a court or courts having competent jurisdiction or pursuant to a proceeding by a court-appointed receiver. Any sale pursuant to the provisions of this Section 5.06 shall be deemed to conform to the commercially reasonable standards as provided in Section 9-610(b) of the UCC or its equivalent in other jurisdictions.
SECTION 5.07    Application of Proceeds. After the occurrence and during the continuance of an Event of Default or when full cash dominion is in effect pursuant to Section 3.01, the Collateral Agent shall apply the proceeds of any collection, sale, foreclosure or other realization upon any Collateral, including any Collateral consisting of cash, and amounts to be applied from the Collection Accounts when full cash dominion is in effect pursuant to Section 3.01 as follows:
FIRST, to the payment of all costs and expenses incurred by the Agents (in their respective capacities as such hereunder or under any other Loan Document) in connection with such collection, sale, foreclosure or realization or otherwise in connection with this Agreement, any other Loan Document or any of the Obligations, including all court costs and the fees and expenses of agents and legal counsel, the repayment of all advances permitted and made by the Agents hereunder or under any other Loan Document on behalf of any Loan Party and any other costs or expenses incurred in connection with the exercise of any right or remedy hereunder or under any other Loan Document;
SECOND, to the payment in full of the aggregate amount (i) made available to the Borrower on the assumption that each Lender has made its portion of the applicable Borrowing available to the Administrative Agent as contemplated by Section 2.04 of this Agreement and (ii) with respect to which a corresponding amount shall not in fact have been returned to the Administrative Agent by the Borrower or made available to the Administrative Agent by any such Lender;

THIRD, to the payment in full of all other Obligations (the amounts so applied to be distributed among the Secured Parties pro rata in accordance with the amounts of the Obligations owed to them on the date of any such distribution); and
FOURTH, to the Borrower and its successors or assigns, or as a court of competent jurisdiction may otherwise direct.
The Collateral Agent shall have absolute discretion as to the time of application of any such proceeds, moneys or balances in accordance with this Agreement. Upon any sale of Collateral by the Collateral Agent (including pursuant to a power of sale granted by statute or under a judicial proceeding), the receipt of the Collateral Agent or of the officer making the sale shall be a sufficient discharge to the purchaser or purchasers of the Collateral so sold and such purchaser or purchasers shall not be obligated to see to the application of any part of the purchase money paid over to the Collateral Agent or such officer or be answerable in any way for the misapplication thereof.
SECTION 5.08    Release of Security. The Agents agree to take such actions as are reasonably requested by the Borrower at Borrower’s expense to terminate the Liens and security interests created by the Loan Documents when all the Obligations (other than contingent indemnification Obligations and expense reimbursement claims to the extent no claim therefor has been made) are paid in full and all Commitments are terminated.
ARTICLE VI

Representations and Warranties
Each Loan Party hereby represents and warrants to the Lenders, as to itself, that as of the Effective Date and the date of each Borrowing that:
SECTION 6.01    Organizational Status and Existence; Organizational Power and Authority. It (a) is duly organized, validly existing and in good standing under the laws of the jurisdiction of its organization, (b) has all requisite power and authority to carry on its business as now conducted, (c) is qualified to do business, and is in good standing, in each jurisdiction where such qualification is required, except where the failure to qualify or be in good standing would not reasonably be expected to have a Material Adverse Effect, and (d) has the power and authority to execute, deliver and perform its obligations under the Loan Documents and each other agreement or instrument contemplated thereby, in each case to which it is or will be a party.
SECTION 6.02    UCC Matters. The state of organization of the Borrower, the organizational number issued to it by its state of organization and its federal employer identification number are set forth on Schedule 6.02. The Borrower’s current mailing address and the current location of its place of business (if it has only one) or its current chief executive office (if it has more than one place of business), are disclosed in Schedule 6.02; and the Borrower has no other places of business except those set forth in Schedule 6.02. The Borrower’s name in which it has executed this Agreement is the exact name as it appears in the Borrower’s organizational documents, as filed with the Borrower’s jurisdiction of organization. The Borrower has not, during the past five years, been known by or used any other corporate or fictitious name, or been a party to any merger or consolidation, or been a party to any acquisition. No financing statement or security agreement describing all or any portion of the Collateral which has not lapsed or been terminated naming the Borrower as debtor has been filed or is of record in any jurisdiction other than those naming the Collateral Agent as secured party.
SECTION 6.03    Authorization; Enforceability. The consummation of the Transactions are within its organizational powers and have been duly authorized by all necessary organizational actions. The Loan Documents to which it is a party have been duly executed and delivered by it and constitute a legal, valid and binding obligation of such Loan Party, enforceable against it in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
SECTION 6.04    Governmental Approvals; No Conflicts. The execution, delivery and performance of the Loan Documents (a) do not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except (i) such as have been obtained or made and are in full force and effect, (ii) for filings necessary to perfect Liens created pursuant to the Loan Documents and (iii) such consents or approvals the failure of which to be obtained or made could not reasonably be expected to have a Material Adverse Effect, (b) will not violate any Requirement of Law applicable to it, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon it or its assets (other than a violation of or conflict with an unenforceable transfer restriction), or give rise to a right thereunder to require any payment to be made by any Loan Party, and (d) will not result in the creation or imposition of any Lien on any of its assets, except Liens created pursuant to the Loan Documents; except with respect to clauses (b) and (c) above, for any such violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 6.05    No Material Misstatements. (a) Any written information, report, financial statement, exhibit or schedule (other than projections, estimates or information of a general economic nature or general industry nature) prepared by or on behalf of any Loan Party, the Parent and its Subsidiaries or any of their representatives and made available by any Loan Party or its representatives to the Agents or any Lender in connection with the Transactions or the other transactions contemplated by the Loan Documents, when taken as a whole, was true and correct in all material respects, as of the date such information was furnished to the Agents or any Lender and as of the Effective Date and did not, taken as a whole, contain any untrue statement of a material fact as of any such date or omit to state a material fact necessary in order to make the statements contained therein, taken as a whole, not materially misleading in light of the circumstances under which such statements were made.
(b)    The projections and estimates and information of a general economic nature prepared by or on behalf of any Loan Party, the Parent and its Subsidiaries or any of their representatives and made available by any Loan Party or its representatives and that have been made available to the Agents or any Lender in connection with the Transactions or the other transactions contemplated by the Loan Documents (i) have been prepared in good faith based upon assumptions believed by the Loan Parties to be reasonable as of the date thereof (it being understood that actual results may vary materially from the projections), as of the date such projections and estimates were furnished to Agents or any Lender and as of the Effective Date and (ii) as of the Effective Date, have not been modified in any material respect by any Loan Parties.
SECTION 6.06    Material Adverse Effect. Since December 31, 2016, no event, change or condition has occurred that has had, or would reasonably be expected to have, a Material Adverse Effect.
SECTION 6.07    Litigation and Investigations. There are no actions, suits or proceedings by or before any arbitrator or Governmental Authority pending against or, to its knowledge, threatened against or affecting it (i) as to which there is a reasonable possibility of an adverse determination and that, if adversely determined, would reasonably be expected, individually or in the aggregate, to result in a Material Adverse Effect (other than the Disclosed Matters) or (ii) that involve this Agreement or the Transactions.
SECTION 6.08    Compliance with Laws. It is in compliance with all Requirements of Law applicable to it or its property, except where the failure to do so, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. No Transferred Receivable contravenes in any material respect any Requirement of Law.
SECTION 6.09    Taxes. Except as is not, individually or in the aggregate, reasonably expected to have a Material Adverse Effect, each Loan Party and each of their respective Subsidiaries, if any, has timely filed or caused to be filed all Tax returns and reports required to have been filed and has paid or caused to be paid all Taxes required to have been paid by it, except Taxes that are being contested in good faith by appropriate proceedings and for which it has set aside on its books adequate reserves. No Tax liens have been filed and no claims are being asserted with respect to any such Taxes.
SECTION 6.10    ERISA. Except as would not reasonably be expected, individually or in the aggregate to have a Material Adverse Effect or as set forth on Schedule 6.10 (a) each of the Borrower and its ERISA Affiliates has maintained each Plan in compliance with the applicable provisions of ERISA and the Code and the regulations and published interpretations thereunder and (b) no ERISA Event has occurred or is reasonably expected to occur. The aggregate unfunded liabilities (determined on the basis of the assumptions and methodology utilized by the Borrower and each of its ERISA Affiliates under GAAP) would not reasonably be expected to result in a Material Adverse Effect.
SECTION 6.11    Margin Regulations. It is not engaged in the business of extending credit for the purpose of “purchasing” or “carrying” any “margin security”, as such terms are defined in Regulation U of the Board as now and from time to time hereafter in effect (such securities being referred to herein as “Margin Stock”‘). It owns no Margin Stock, and no portion of the proceeds of the Loans made hereunder will be used, directly or indirectly, for the purpose of purchasing or carrying any Margin Stock, for the purpose of reducing or retiring any Indebtedness that was originally incurred to purchase or carry any Margin Stock or for any other purpose that might cause any portion of such proceeds to be considered a “purpose credit” within the meaning of Regulation T, U or X of the Board. It will not take or permit to be taken any action that might cause any Loan Document to which it is a party to violate any regulation of the Board.
SECTION 6.12    Use of Proceeds. The Borrower shall utilize the proceeds of the Loans made hereunder solely for (i) the purchase of Transferred Receivables pursuant to the Receivables Transfer Agreement, (ii) performing its other obligations under the Receivables Transfer Agreement, (iii) paying fees and expenses related to the Receivables Transfer Agreement and the other Loan Documents and (iv) making distributions to the Originators by means of dividends, distributions and intercompany loans to the Originators, in each case only as not prohibited by and in accordance with the terms of this Agreement and the other Loan Documents.
SECTION 6.13    Credit and Collection Policies. Each Loan Party and each Originator has complied in all material respects with its respective Credit and Collection Policies in regard to each Transferred Receivable and the related Contract, and no Loan Party or Originator has made any change to its respective Credit and Collection Policy except as permitted by Section 9.02.
SECTION 6.14    Investment Company Status. Such Loan Party is not and will not be required to register as an “investment company” under, and as defined in, the Investment Company Act of 1940.
SECTION 6.15    Solvency. At the time of, and after giving effect to the consummation of the Transactions to occur on the Effective Date and at the time of, and after giving effect to, each Borrowing, (a) the present fair value of the assets of the Borrower is not less than the amount required to pay its debts and other liabilities, subordinated, contingent or otherwise, (b) the present fair saleable value of the property of the Borrower is not less than the amount that will be required to pay its debts and other liabilities, subordinated, contingent or otherwise, as such liabilities become absolute and matured, (c) the Borrower does not intend to and does not believe that it will incur debts and other liabilities, subordinated, contingent or otherwise, beyond its ability to pay such debts and liabilities as they become absolute and matured, and (d) the Borrower will not have unreasonably small capital for a business or transaction in which it is engaged or is about to engage in.
SECTION 6.16    Title, Perfection and Priority. The Borrower has good and valid rights in or the power to transfer the Collateral and title to the Collateral with respect to which it has purported to grant a security interest hereunder, in each case free and clear of all Liens (other than those being concurrently released). All financing statements and other documents, if any, required to be recorded or filed in order to perfect and protect the Collateral Agent’s security interest in the Collateral have been duly filed on or prior to the date that this representation and warranty is being made in each filing office necessary for such purpose, all filing fees and taxes, if any, payable in connection with such filings have been paid in full, and the Collateral Agent has a fully perfected first priority security interest in that Collateral of the Borrower in which a security interest may be perfected by filing, subject to no other Liens.
SECTION 6.17    Information Regarding Accounts. Schedule 3.01 lists all Collection Accounts, Collection Banks and Lockboxes as of the Effective Date and such schedule correctly identifies the name, address and telephone number of each depository, the name in which the account is held and the complete account number therefor. Each Collection Account constitutes a deposit account within the meaning of the applicable UCC. The Borrower (or the Servicer on its behalf) has delivered to the Agents a fully executed Collection Account Agreement pursuant to which each Collection Bank has agreed to comply with all instructions originated by the Collateral Agent directing the disposition of funds in the Collection Accounts maintained at such Collection Bank without further consent by any other party. No Collection Account is in the name of any person other than the Borrower or an Originator, and the Borrower or the applicable Originator has not consented to any Collection Bank following the instructions of any Person other than the Collateral Agent. The Collateral Agent has a first priority perfected security interest in each Collection Account, each other deposit account or securities account of the Borrower and all Collateral on deposit therein or credited thereto.
SECTION 6.18    Eligibility of Transferred Receivables. Each Transferred Receivable reflected in any Borrowing Base Report as an Eligible Receivable was an Eligible Receivable as of the date of such Borrowing Base Report.
SECTION 6.19    Limited Business Purpose. The Borrower has no Subsidiaries, and is not engaged in any joint venture or partnership with any other Person. The Borrower has no investments in any Person other than Permitted Investments. There are no outstanding rights to purchase or options, warrants or similar rights or agreements pursuant to which the Borrower may be required to issue, sell, repurchase or redeem some or all of its Equity Interests. The Borrower has no outstanding Indebtedness on the Effective Date.
SECTION 6.20    Separateness of the Borrower. The Borrower is operated in such a manner that the separate corporate existence of the Borrower, on the one hand, and Parent or any other Subsidiary of Parent, on the other hand, would not be disregarded in the event of the bankruptcy or insolvency of Parent or such Subsidiary and, without limiting the generality of the foregoing, is operated in accordance with (i) the terms of its limited liability company agreement and (ii) the assumptions set forth in each opinion letter of Andrews Kurth Kenyon LLP (or other counsel to the Borrower approved by the Administrative Agent) with respect to issues of substantive consolidation and true and valid sale or contribution and absolute transfer. The Borrower acknowledges that the Administrative Agent, the Collateral Agent and the Lenders are entering into the Loan Documents to which they are parties in reliance upon the Borrower’s identity as a legal entity separate from Parent or any other Subsidiary of Parent.
SECTION 6.21    No Brokers. No broker or finder acting on behalf of any Loan Party was employed or utilized in connection with any Loan Document or the Transactions and no Loan Party has any obligation to any Person in respect of any finder’s or brokerage fees in connection therewith.
SECTION 6.22    Instructions to Obligors. All Obligors have been instructed to make payments to a Lockbox or Collection Account, and, subject to Section 9.02, no Obligor has been instructed to make payments to any other accounts or lockboxes.

SECTION 6.23    Compliance with Anti-Terrorism Laws, Anti-Corruption Laws and Sanctions. (a) Neither any Loan Party nor any of their Subsidiaries is (i) in violation of any Anti-Terrorism Law or (ii) engages in or conspires to engage in any transaction that evades or avoids, or has the purpose of evading or avoiding, or attempts to violate, any of the prohibitions set forth in any Anti-Terrorism Law.
(b)    Neither any Loan Party nor any of their Subsidiaries, nor, to the knowledge of any Loan Party, any director, officer, agent, employee or other person acting on behalf of any Loan Party or any of their Subsidiaries has taken any action, directly or indirectly, that would result in a violation by such persons of any applicable Anti-Corruption Law; and each Loan Party and their Subsidiaries has instituted and maintains policies and procedures reasonably designed to promote continued compliance therewith. Since three (3) years prior to the Effective Date, there has been no action taken by any Loan Party or any of their Subsidiaries or, to the knowledge of any Loan Party, any officer, director, or employee, or any agent, representative, sales intermediary, or other third party of any Loan Party or any of their Subsidiaries, in each case, acting on behalf of Loan Party or any of their Subsidiaries, in violation of any applicable Anti-Corruption Law. None of any Loan Party or any of their Subsidiaries has been convicted of violating any Anti-Corruption Laws or subjected to any investigation by a Governmental Authority for violation of any applicable Anti-Corruption Laws or received any written notice, request or citation for any actual or potential noncompliance with any of the foregoing.
(c)    None of any Loan Party or any of their Subsidiaries or any director, officer, employee, agent, or affiliate of any Loan Party or any of their Subsidiaries is an individual or entity (a “Sanctioned Person”) that is, or is owned or controlled by Persons that are: (i) the subject of any sanctions administered or enforced by OFAC, the U.S. Department of State or the United Nations Security Council (collectively, “Sanctions”), or (ii) located, organized or resident in a country or territory that is, or whose government is, the subject of comprehensive Sanctions. Since three (3) years prior to the Effective Date, none of any Loan Party or any of their Subsidiaries has knowingly engaged in, or is now knowingly engaged in, or will engage in, any dealings or transactions with any Person, or in any country or territory, that at the time of the dealing or transaction is or was, or whose government is or was, the subject of comprehensive Sanctions.
ARTICLE VII

Conditions
SECTION 7.01    Effective Date. The obligations of the Lenders to make Loans hereunder shall not become effective until the date on which each of the following conditions is satisfied (or waived in accordance with Section 12.02):
(a)    Receivables Transfer Agreement. The Receivables Transfer Agreement shall have been duly executed and delivered by the Originators and the Borrower, all of the conditions precedent to the Initial Contribution (as defined in the Receivables Transfer Agreement) shall have been satisfied, the Administrative Agent (or its counsel) shall have received copies of all certificates, opinions, including, without limitation, the opinions as to non-consolidation and “true sale” or “true contribution”, and other documents required to be delivered pursuant to the Receivables Transfer

Agreement in connection with the Initial Contribution and all such certificates, opinions and other documents shall be reasonably satisfactory to the Administrative Agent.
(b)    Credit Agreement and Loan Documents. The Administrative Agent (or its counsel) shall have received (i) from each party hereto either (A) a counterpart of this Agreement signed on behalf of such party or (B) written evidence reasonably satisfactory to the Administrative Agent (which may include facsimile or electronic transmission of a signed signature page of this Agreement) that such party has signed a counterpart of this Agreement and (ii) duly executed copies of the Loan Documents and such other certificates, documents, instruments and agreements as the Administrative Agent shall reasonably request in connection with the Transactions, including any promissory notes requested by a Lender pursuant to Section 2.07(e) payable to each such requesting Lender and its registered assigns.
(c)    Financial Statements. The Lenders shall have received (i) audited consolidated financial statements of Parent for the 2016 fiscal year, and (ii) unaudited quarterly consolidated financial statements of Parent for each fiscal quarter ended after the date of the latest applicable financial statements delivered pursuant to clause (i) of this paragraph as to which such financial statements are available.
(d)    Closing Certificates; Certified Certificate of Incorporation; Good Standing Certificates. The Administrative Agent shall have received (i) a certificate of each Loan Party, dated the Effective Date and executed by its Secretary or Assistant Secretary, which shall (A) certify the resolutions of its Board of Directors, managers, members or other body authorizing the execution, delivery and performance of the Loan Documents to which it is a party, (B) identify by name and title and bear the signatures of the Financial Officers and any other officers of such Loan Party authorized to sign the Loan Documents to which it is a party, and (C) contain appropriate attachments, including the certificate or articles of incorporation or organization of such Loan Party certified by the relevant authority of the jurisdiction of organization of such Loan Party and a true and correct copy of its by-laws or operating, management or partnership agreement, as applicable, and (ii) a long-form good standing certificate for such Loan Party from its jurisdiction of organization.
(e)    Opinions. The Administrative Agent shall have received on behalf of itself and the Lenders, a written opinion of Andrews Kurth Kenyon LLP, counsel for the Loan Parties and Originators, and such local counsel as the Administrative Agent may reasonably request, in each case (A) dated the Effective Date, (B) addressed to the Agents and the Lenders, (C) in form and substance reasonably satisfactory to the Agents and (D) covering such other matters relating to the Loan Documents and the Transactions as the Agents shall reasonably request, and the Borrower hereby requests counsel to deliver such opinions.
(f)    No-Default Certificate. The Administrative Agent shall have received (a) a certificate, signed by a Financial Officer of each Loan Party, on the Effective Date (i) stating that no Default or Event of Default has occurred and is continuing and (ii) stating that the representations and warranties contained in Article VI are true and correct in all material respects (without duplicating materiality standards in such representations and warranties) as of such date and (b) a certificate, signed by a Financial Officer of each Originator, on the Effective Date (i) stating that no “Termination Event” or “Unmatured Termination Event” has occurred and is continuing under the Receivables Transfer Agreement and (ii) stating that the representations and warranties contained in Article III of the Receivables Transfer Agreement are true and correct in all material respects (without duplicating materiality standards in such representations and warranties) as of such date.
(g)    Fees and Expenses. The Lenders and the Agents shall have received all fees required to be paid, and all expenses for which invoices have been presented (including the reasonable and documented out-of-pocket fees and expenses of one legal counsel to the Agents), on or before the Effective Date.
(h)    Lien and Judgment Searches. The Agents shall have received the results of recent lien and judgment searches in each of the jurisdictions where the Borrower and the Originators are located (within the meaning of Section 9-307 of the UCC) or in which they maintain their chief executive offices or principal places of business, and such searches shall reveal no outstanding judgments against the Borrower or the Originators or liens on any of the Collateral of the Borrower or the Originators (other than liens that will be released substantially simultaneously with the Effective Date).
(i)    Collection Account Agreements. The Agents shall have received each Collection Account Agreement required to be provided pursuant to Article III on the Effective Date.
(j)    Borrowing Base Report. The Agents shall have received a Borrowing Base Report as of August 31, 2017.
(k)    Amendment to Parent Credit Agreement. The Parent Credit Agreement shall have been amended, in form and substance satisfactory to the Agents, to permit (i) the acquisition of the Transferred Receivables by the Borrower pursuant to the Receivables Transfer Agreement, free and clear of the Liens under the Parent Credit Agreement, and (ii) the Transactions under the Loan Documents.
(l)    Consent under Bank of America Lease Agreement. The Borrower shall have delivered to the Administrative Agent a duly executed and delivered consent from Banc of America Leasing & Capital, LLC under that certain Lease Agreement dated as of February 28, 2006 between Banc of America Leasing & Capital, LLC and the Servicer, consenting to the acquisition of the Transferred Receivables by the Borrower pursuant to the Receivables Transfer Agreement, free and clear of any restrictions in respect thereof under such Lease Agreement.
(m)    Termination of Parent ABL Credit Agreement. All principal, premium, if any, interest, fees and other amounts due or outstanding under the Parent ABL Credit Agreement shall have been in full, the commitments thereunder shall have been terminated and all guarantees and Liens existing in connection therewith shall have been discharged and released, and the Administrative Agent shall have received reasonably satisfactory evidence thereof.
(n)    Filings, Registrations and Recordings. Each document (including any Uniform Commercial Code financing statement) required by the Loan Documents or under law or reasonably requested by either Agent to be filed, registered or recorded in order to create in favor of the Collateral Agent, for the benefit of the Lenders, a perfected Lien on the Collateral described therein, prior and superior in right to any other Person (other than with respect to Liens expressly permitted by Section 9.04), shall be in proper form for filing, registration or recordation.
The Administrative Agent shall notify the Borrower and the Lenders that the Effective Date has occurred, and such notice shall be conclusive and binding.
SECTION 7.02    Each Borrowing. The obligation of each Lender to make a Loan on the occasion of any Borrowing is subject to the satisfaction of the following conditions:
(a)    The representations and warranties of each Loan Party set forth in this Agreement shall be true and correct in all material respects on and as of the date of such Borrowing, except to the extent such representation and warranties expressly relate to an earlier date (in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(b)    At the time of and immediately after giving effect to such Borrowing, no Default shall have occurred and be continuing.
(c)    After giving effect to any Borrowing, the Aggregate Revolving Exposure shall not exceed the Maximum Facility Availability.
(d)    At the time of and immediately after giving effect to such Borrowing, no Funding Excess shall exist.
Each Borrowing shall be deemed to constitute a representation and warranty by the Borrower on the date thereof as to the matters specified in paragraphs (a), (b), (c) and (d) of this Section.
ARTICLE VIII

Affirmative Covenants
Until the Commitments have expired or been terminated and the principal of and interest on each Loan and all fees payable hereunder shall have been paid in full, each Loan Party covenants and agrees with the Lenders, as to itself that:
SECTION 8.01    Financial Statements; Borrowing Base and Other Information. The Borrower, or the Servicer on behalf of the Borrower, will furnish to the Administrative Agent (which will promptly furnish such information to the Lenders):
(a)    as soon as available, but in any event within 90 days after the end of each fiscal year of the Parent (or, if earlier, 15 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) commencing with the fiscal year ending December 31, 2017, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal year, and the related consolidated statements of income or operations, changes in stockholders’ equity, and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all in reasonable detail and prepared in accordance with GAAP, audited and accompanied by a report and opinion of an independent certified public accountant of nationally recognized standing, which report and opinion shall be prepared in accordance with generally accepted auditing standards and shall not be subject to any “going concern” or like qualification or exception or any qualification or exception as to the scope of such audit;
(b)    as soon as available, but in any event within 45 days after the end of each of the first three fiscal quarters of each fiscal year of the Parent (or, if earlier, 5 days after the date required to be filed with the SEC (without giving effect to any extension permitted by the SEC)) commencing with the fiscal quarter ending September 30, 2017, a consolidated balance sheet of the Parent and its Subsidiaries as at the end of such fiscal quarter, and the related consolidated statements of income or operations, changes in stockholders’ equity, and cash flows for such fiscal quarter and for the portion of the Parent’s fiscal year then ended, setting forth in each case in comparative form the figures for the corresponding fiscal quarter of the previous fiscal year and the corresponding portion of the previous fiscal year, all in reasonable detail, certified by the chief executive officer, chief financial officer, treasurer or controller of the Parent as fairly presenting in all material respects the financial condition, results of operations and cash flows of the Borrower and its Subsidiaries in accordance with GAAP, subject only to normal year-end audit adjustments and the absence of footnotes;
(c)    within 90 days after the end of each fiscal year commencing with the fiscal year ending December 31, 2017, a balance sheet and related statements of profit and loss and cash flows for each Originator and the Servicer (if a Wholly Owned Subsidiary of Parent and not an Originator) showing its financial position as of the close of such fiscal year, in each case extracted from the unaudited internal management reporting of Parent, and setting forth in comparative form the corresponding figures for the prior fiscal year certified by a Financial Officer of such Servicer or Originator, as fairly presenting, in all material respects, the financial position and results of operations of such Servicer or Originator, each in accordance with GAAP accounting policies of Parent as disclosed in Parent’s financial statements for the same period, which policies are consistent with GAAP (subject to normal year-end audit adjustments and the absence of footnotes); provided that the foregoing shall apply to any Originator while and only for so long as they are an Originator;
(d)    within 45 days after the end of each of the first three fiscal quarters of each fiscal year, commencing with the fiscal quarter ending September 30, 2017, a balance sheet and related statements of profit and loss and cash flows for each Originator and the Servicer (if a Wholly Owned Subsidiary of Parent and not an Originator) showing its financial position as of the close of such fiscal quarter and the then-elapsed portion of the fiscal year, in each case extracted from the unaudited internal management reporting of Parent, and setting forth in comparative form the corresponding figures for the corresponding period of the prior fiscal year certified by a Financial Officer of such Servicer or Originator, as fairly presenting, in all material respects, the financial position and results of operations of such Servicer or Originator, each in accordance with GAAP accounting policies of Parent as disclosed in Parent’s financial statements for the same period, which policies are consistent with GAAP

(subject to normal year-end audit adjustments and the absence of footnotes); provided that the foregoing shall apply to any Originator while and only for so long as they are an Originator;
(e)    within 90 days after the end of each fiscal year, commencing with the fiscal year ending December 31, 2017, a balance sheet and related statement of profit and loss for the Borrower, showing its financial position as of the close of such fiscal year, extracted from the unaudited internal management reporting of Parent, and setting forth in comparative form (to the extent available for periods ending on or prior to December 31, 2017) the corresponding figures for the prior fiscal year certified by a Financial Officer of the Borrower fairly presenting, in all material respects, the financial position and results of operations of the Borrower, in accordance with GAAP accounting policies of Parent as disclosed in Parent’s financial statements for the same period, which policies are consistent with GAAP (subject to normal year-end audit adjustments and the absence of footnotes);
(f)    within 45 days after the end of each of the first three fiscal quarters of each fiscal year, commencing with the fiscal quarter ending March 31, 2018, a balance sheet and related statement of profit and loss for the Borrower, showing its financial position as of the close of such fiscal quarter and the then-elapsed portion of the fiscal year, as extracted from the unaudited internal management reporting of Parent, and setting forth in comparative form (to the extent available for periods ending on or prior to December 31, 2017) the corresponding figures for the corresponding period of the prior fiscal year certified by a Financial Officer of the Borrower, as fairly presenting, in all material respects, the financial position and results of operations of the Borrower, in accordance with GAAP accounting policies of Parent as disclosed in Parent’s financial statements for the same period, which policies are consistent with GAAP (subject to normal year-end audit adjustments and the absence of footnotes);
(g)    concurrently with any delivery of financial statements under paragraphs (a) or (b) above, a certificate of a Financial Officer of the Borrower (or a Financial Officer of the Servicer on the Borrower’s behalf) certifying that no Default or Event of Default has occurred or, if a Default or Event of Default has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto;
(h)    concurrently with any delivery of financial statements under paragraphs (c) or (d) above, (i) a certificate of a Financial Officer of each Originator certifying that no “Unmatured Termination Event” or “Termination Event” under, and as defined in, the Receivables Transfer Agreement has occurred or, if an Unmatured Termination Event or Termination Event has occurred, specifying the nature and extent thereof and any corrective action taken or proposed to be taken with respect thereto; provided that the foregoing shall apply to any Originator while and only for so long as they are an Originator and (ii) a reasonably detailed summary of all dividends and distributions by the Borrower and all borrowings and repayments of intercompany Indebtedness made by the Borrower during the immediately preceding full fiscal quarter;

(i)    promptly after the same become publicly available, copies of all periodic and other publicly available reports, proxy statements and, to the extent requested by the Administrative Agent, other materials filed by Parent or any of its Subsidiaries with the SEC or any securities exchange, or after an initial public offering, distributed to its stockholders generally, as applicable;
(j)    if the Parent Credit Agreement, as amended, is in effect, substantially concurrently with the delivery of any other information required to be delivered to the Parent Credit Agreement Lenders (or to the Administrative Agent (as defined in the Parent Credit Agreement, as amended) for distribution to the Parent Credit Agreement Lenders) by Section 6.01 or Section 6.02, or any successor provisions, of the Parent Credit Agreement, as amended, a copy of such information;
(k)    (i) as soon as reasonably practicable but in any event within 15 days after the last day of each calendar month, a Borrowing Base Report, as of such last day of such calendar month, and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Agents may reasonably request, and (ii) while an Enhanced Reporting Event has occurred and is continuing, as soon as available but in any event not later than Wednesday of each calendar week (or if any Wednesday is not a Business Day, the next following Business Day) commencing with the first calendar week following the occurrence of such Enhanced Reporting Event and continuing until at least the next calendar month during which the Enhanced Reporting Event is no longer continuing (or such earlier time as may be approved by the Agents in their Reasonable Credit Judgment), a Borrowing Base Report, as of the last day of the preceding week, and supporting information in connection therewith, together with any additional reports with respect to the Borrowing Base as the Agents may reasonably request;
(l)    promptly after receipt by the Borrower, a copy of each Transfer Report (as defined in the Receivables Transfer Agreement) and any other report delivered by the Originators under the Receivables Transfer Agreement;
(m)    as soon as reasonably practicable after the request of the Administrative Agent, a reasonably detailed analysis of aggregate potential set-offs with respect to the Transferred Receivables of which a Financial Officer of any Originator has actual knowledge; and
(n)    on each date that a Borrowing Base Report is delivered pursuant to Section 8.01(k), a reasonably detailed analysis of the accruals related to the unbilled Receivables substantially in the form of the analyses previously provided to the Lenders.
SECTION 8.02    Notices of Material Events. The Borrower will furnish to the Agents and each Lender prompt written notice of the following:
(a)    the occurrence of any Default or Event of Default;

(b)    the filing or commencement of any action, suit or proceeding, whether at law or in equity or by or before any Governmental Authority or in arbitration, against any Loan Party or any of its Subsidiaries as to which an adverse determination is reasonably probable and which, if adversely determined, would reasonably be expected to have a Material Adverse Effect;
(c)    any Lien, other than in favor of the Collateral Agent, is filed or asserted against any Collateral and any Financial Officer or executive officer of such Loan Party or other officer, or similar official thereof responsible for the administration of the obligations of such Loan Party in respect of this Agreement, has actual knowledge thereof;
(d)    the occurrence of any ERISA Event that, alone or together with any other ERISA Events that have occurred and are occurring, would reasonably be expected to have a Material Adverse Effect;
(e)    any material amendment of any of the Credit and Collection Policies;
(f)    any other development specific to any Loan Party that is not a matter of general public knowledge that has had, or would reasonably be expected to have, a Material Adverse Effect; and
(g)    any issuance by Borrower of an Originator Subordinated Note.
Each notice delivered under this Section 8.02 shall include a statement of a Financial Officer or other executive officer of the Borrower setting forth the details of the event or development requiring such notice and any action taken or proposed to be taken with respect thereto.
SECTION 8.03    Compliance with Agreements and Laws. Each Loan Party will (i) perform each of its obligations under the Loan Documents to which it is a party and (ii) comply with all Federal, state and local laws and regulations applicable to it and the Transferred Receivables, including those relating to truth in lending, retail installment sales, fair credit billing, fair credit reporting, equal credit opportunity, fair debt collection practices, privacy, licensing, taxation, ERISA and labor matters and Environmental Laws and environmental permits, except where (a) the requirement to comply therewith is contested in good faith by appropriate proceedings or (b) the failure to so comply, individually or in the aggregate, would not reasonably be expected to result in a Material Adverse Effect. The Loan Parties will maintain in effect policies and procedures reasonably designed to promote compliance by the Loan Parties, their Subsidiaries, and their respective directors, officers, employees, and agents with the FCPA and any other applicable Anti-Corruption Laws, Anti-Terrorism Laws and applicable Sanctions.
SECTION 8.04    Existence; Conduct of Business. Each Loan Party will (a) do or cause to be done all things necessary to preserve, renew and keep in full force and effect its legal existence and the rights, qualifications, licenses, permits, franchises, governmental authorizations, intellectual property rights, licenses and permits material to the conduct of its business, and maintain all requisite authority to conduct its business in each jurisdiction in which its business is conducted and (b) carry on and conduct its business in substantially the same manner and in substantially the same fields of enterprise as it is presently conducted except, in each case described in subclauses (a) or (b), where the failure to do so would not reasonably be expected to result in a Material Adverse Effect; provided that the Servicer may merge or consolidate into any Wholly Owned Subsidiary of Parent (other than SPV Holdco or the Borrower) organized under the laws of, and with its principal place of business in, any State of the United States or the District of Columbia (the surviving or resultant entity of which shall assume thereby all of any such non surviving or consolidated entity’s rights, duties and obligations hereunder and under any Loan Documents to which the Servicer is a party) subject to satisfaction of the following conditions: (i) advance written notice to the Agents of not less than 30 days, (ii) the prior written consent of the Administrative Agent not to be unreasonably withheld or delayed and (iii) field examinations reasonably related to the review of such merger or consolidation (separate from any conducted pursuant to Section 8.13) and such other information, certificates, documents, instruments and agreements relating to such assumption as the Administrative Agent shall reasonably request.
SECTION 8.05    Maintenance of Assets and Properties. Each Loan Party will keep and maintain all assets and other property material to the conduct of its business in good working order and condition, ordinary wear and tear and casualty or condemnation excepted, except where the failure to do so would not reasonably be expected to have a Material Adverse Effect.
SECTION 8.06    Payment of Obligations. Each of the Borrower and the Servicer will, and will cause its respective Subsidiaries, if any, to, pay or discharge as the same shall become due and payable in the normal course of its business, all of its Material Indebtedness and other material liabilities and obligations, including material Taxes except where (a) the validity or amount thereof is being contested in good faith by appropriate proceedings or the failure to make payment pending such contest would not reasonably be expected to result in a Material Adverse Effect or (b) it or such Subsidiary, if any, has set aside on its books adequate reserves with respect thereto in accordance with GAAP.
SECTION 8.07    Title. The Borrower will take all necessary action to establish and maintain, irrevocably in Borrower (i) legal and equitable title to the Transferred Receivables and the Borrower Collection Accounts and (ii) all of each Originator’s right, title and interest in the Related Security associated with the Transferred Receivables, in each case, free and clear of any Liens, other than Liens in favor of the Collateral Agent, for the benefit of the Agents and the Lenders (including, without limitation, the filing of all financing statements or other similar instruments or documents necessary under the UCC (or any comparable law) of all appropriate jurisdictions to perfect the Collateral Agent’s security interest in the Transferred Receivables, Collection Accounts and Related Security and such other action to perfect, protect or more fully evidence the security interest of the Collateral Agent as the Collateral Agent may reasonably request); provided, however, that unless and until a Default or Event of Default has occurred and is continuing, no Loan Party shall be required to take any actions to establish, maintain or perfect the Collateral Agent’s security interest in the Related Security other than the filing of financing statements under the UCC of all appropriate jurisdictions and the actions specified elsewhere in this Agreement.
SECTION 8.08    Borrower to Maintain Perfection and Priority. In order to evidence the interests of the Agents and the Lenders under this Agreement, the Borrower shall, from time to time take such action, or execute and deliver such documents, agreements and instruments as may be necessary or advisable to maintain and perfect, as a first-priority interest, the Collateral Agent’s security interest in the Transferred Receivables and all other Collateral pledged to the Collateral Agent pursuant to the Loan Documents. The Borrower, at the request of the Collateral Agent, shall, from time to time, prepare and present to the Collateral Agent, upon request, for the Collateral Agent’s authorization and approval all financing statements, amendments, continuations or initial financing statements in lieu of continuations, or other filings necessary to continue, maintain and perfect the Collateral Agent’s security interest in the Transferred Receivables and all other Collateral pledged to the Collateral Agent pursuant to the Loan Documents as a first-priority interest. The Borrower hereby authorizes the Collateral Agent to file such financing statements under the UCC. Notwithstanding anything else in the Loan Documents to the contrary, (i) none of the Borrower, SPV Holdco, the Servicer or any Originator shall, prior to the Payment Date, have any authority to file a termination, partial termination, release, partial release or any amendment of any such financing statements that deletes the name of a debtor or excludes Collateral, without the prior written consent of the Collateral Agent and (ii) the Borrower shall not be required to take any actions in compliance with the laws of any jurisdiction outside of the United States in connection with the transfer or pledge pursuant to the Loan Documents of any Transferred Receivables of an Obligor domiciled in such jurisdiction.
SECTION 8.09    Deposit of Collections. Each Loan Party shall (i) deposit or cause to be deposited promptly into a Collection Account or a Lockbox (or, in the case of cash Collections not received in a lockbox or by wire transfer, within one Business Day after receipt by the collections department of such Loan Party), all Collections it may receive with respect to any Transferred Receivable, (ii) instruct all Obligors to remit all their payments in respect of Transferred Receivables to Lockboxes or Collection Accounts, subject to Section 9.02, and (iii) not deposit or otherwise credit, or cause or permit to be so deposited or credited, to any Collection Account cash or cash proceeds other than Collections of Transferred Receivables. Any Collections received by any Loan Party other than by its collections department shall be forwarded to its collections department within two Business Days after receipt thereof.
SECTION 8.10    Use of Proceeds. The Borrower shall utilize the proceeds of the Loans made hereunder solely for (i) the purchase of Transferred Receivables pursuant to the Receivables Transfer Agreement, (ii) performing its other obligations under the Receivables Transfer Agreement, (iii) paying fees and expenses related to the Receivables Transfer Agreement and the other Loan Documents and (iv) making distributions to the Originators by means of dividends, distributions and intercompany loans to the Originators, in each case only as permitted by and in accordance with the terms of this Agreement and the other Loan Documents. The Borrower will not, directly or, to its knowledge, indirectly, use the proceeds of the Loans, or lend, contribute or otherwise make available such proceeds to any subsidiary, joint venture partner or other Person, (i) to fund any activities or business of or with any Sanctioned Person, or in any country or territory, to the extent that such funding would violate Sanctions, or (ii) in any other manner that would result in a violation of Sanctions by any Person (including any Person participating in the Loans, whether as underwriter, advisor, investor, or otherwise).

SECTION 8.11    Books and Records. Each Loan Party will keep proper books and records in which full, true and correct entries are made of all dealings and transactions in relation to its business and activities.
SECTION 8.12    Access to Accountants. The Borrower hereby authorizes the Lenders and the Agents to communicate directly with its independent certified public accountants and authorizes and shall instruct those accountants and advisors to disclose and make available to the Lenders and the Agents any and all reports and other financial information relating to any Loan Party (including copies of any issued management letters) reasonably requested by the Agents, and to discuss matters with respect to its business, financial condition and other affairs; provided that (x) only an Agent on behalf of the Lenders may exercise rights under this Section 8.12 and (y) excluding any such communications during the occurrence and continuance of a Default or Event of Default, the Agents on behalf of the Lenders may make up to two communications in any calendar year and, if a Default or Event of Default has occurred and is continuing, as many as the Agents reasonably determine to be appropriate (for purposes of this proviso, a single “communication” may consist of multiple telephone conferences and items of correspondence so long as such telephone conferences and items of correspondence occur at or around the same period of time).
SECTION 8.13    Audits. Each Loan Party will, from time to time during regular business hours as requested by the Agents upon reasonable notice and at the sole cost of such Loan Party, permit (and will cause each Originator to permit) the Agents, their agents or representatives and third parties retained by the Agents for purposes of field examinations and collateral monitoring services: (i) to examine and make copies of and abstracts from all Records in the possession or under the control of such Person relating to the Transferred Receivables, including, without limitation, the related Contracts and (ii) to visit the offices and properties of such Person for the purpose of examining such materials described in clause (i) above, and to discuss matters relating to such Person’s financial condition or the Transferred Receivables or any Person’s performance under any of the Loan Documents or any Person’s performance under the Contracts and, in each case, with any of the officers or employees of the Borrower or the Servicer having knowledge of such matters; provided that, excluding any such field examinations during the occurrence and continuance of a Default or Event of Default, only two field examinations may be conducted during any calendar year and, if a Default or Event of Default has occurred and is continuing, as many as the Agents reasonably determine to be appropriate (for purposes of this proviso, a single “field examination” may consist of multiple examinations and visits so long as such examinations and visits occur within a fourteen day period or such longer period reasonably necessary to complete the related audit). The Agents shall perform such inspections together and shall cooperate with one another to establish the scope of any audit and the timing of such inspections. In addition to, and not in limitation of, the foregoing, whether or not a Default or Event of Default exists, the Agents shall have the right, exercisable at any time but on no more than two (2) occasions during any calendar year, to verify with Obligors the validity or amount of Transferred Receivables and Related Security, provided that, (a) such verification shall be undertaken by a firm selected by the Agents (any such firm being referred to herein as the “Auditor”), (b) the Auditor shall expressly agree in writing (i) the scope and detailed verification procedures required by the Agents, (ii) the basis of sampling the Transferred Receivables and Related Security that shall be subject to verification procedures and (iii) that the Agents shall have full access to the results of such verification, which shall be provided by the Auditor in a written form, (c) the Auditor that is then undertaking verifications of Transferred Receivables and Related Security on behalf of the Agents shall state to the Obligors that such verification (whether undertaken in writing or by telephone verification) is being conducted on behalf of the Originators, and (d) nothing contained in this Section 8.13 shall limit or impair the verification rights of the Agents set forth in Section 5.05(d). The Borrower and the Servicer shall cooperate fully with the Agents in an effort to facilitate and promptly conclude any such verification process.
SECTION 8.14    Compliance with Contracts and Credit and Collection Policies. The Borrower shall exercise any rights it may have under the Receivables Transfer Agreement to cause each Originator to perform and comply in all material respects with all provisions, covenants and other obligations required to be observed by such Originator under the Contracts related to the Transferred Receivables. The Servicer shall comply in all material respects with the applicable Originator’s Credit and Collection Policy in regard to each Transferred Receivable and the related Contract.
SECTION 8.15    Separateness of the Borrower. The Borrower acknowledges that the Agents and the Lenders are entering into the Transactions in reliance upon the Borrower’s identity as a legal entity that is separate from Parent and each of its other Subsidiaries. Therefore, from and after the Effective Date, the Borrower shall take all reasonable steps to maintain the Borrower’s identity as a separate legal entity and to make it manifest to third parties that the Borrower is an entity with assets and liabilities distinct from those of Parent or any such Subsidiary and not a division of Parent or such Subsidiary. Without limiting the generality of the foregoing and in addition to the other covenants set forth herein, the Borrower will:
(i)    hold itself out to the public and all other persons as a legal entity separate from the members and any other person and conduct its own business in its own name and require that all full-time employees of the Borrower, if any, identify themselves as such and not as employees of Parent or any such Subsidiary;
(ii)    allocate fairly and reasonably any taxes and any overhead expenses that are shared with an affiliate, including for shared office space and for services performed by an employee of an affiliate;
(iii)    use separate stationery, invoices and checks bearing its own name;
(iv)    conduct all transactions with Parent and each such Subsidiary strictly on an arm’s-length basis;
(v)    at all times have a board of managers and not less than one independent manager who (A) (1) has prior experience as an independent director, independent manager or independent member with at least three years of employment experience with one or more entities that provide, in the ordinary course of their respective businesses, advisory, management or placement services to issuers of securitization or structured finance instruments, agreements or securities and (2) is provided by CT Corporation, Corporation Service Company, National Registered Agents, Inc., Wilmington Trust Company SP

Services, Inc., Stewart Management Company, Lord Securities Corporation or, if none of those companies is then providing professional Independent Managers, another nationally-recognized company reasonably approved by the Administrative Agent, in each case that is not an Affiliate of the Company and that provides professional Independent Managers and other corporate services in the ordinary course of its business, (B) is not, and has not been for a period of five years prior to his or her appointment as an independent manager of the Borrower: (1) a stockholder (whether direct, indirect or beneficial), counterparty under a contract for commercial services, advisor or supplier of Parent or any of its Affiliates (the “Parent Group”). (2) a director, officer, employee, partner, attorney or consultant of the Parent Group, (3) a person related to any person referred to in clauses (1) or (2) above, (4) a person or other entity Controlling or under common Control with any such stockholder, partner, counterparty under a contract for commercial services, supplier, employee, officer or director or (5) a trustee, conservator or receiver for any member of the Parent Group and (C) shall not at any time serve as a trustee in bankruptcy for the Borrower, or any member of the Parent Group (such an individual meeting the requirements set forth above, the “Independent Manager”), and causing its limited liability company agreement to provide that (v) no resignation or removal of the Independent Manager shall be effective until (1) the Borrower has provided the Administrative Agent with two business days’ prior written notice of such resignation or removal, and (2) a successor Independent Manager is appointed and such successor shall have accepted his or her appointment as an Independent Manager by a written instrument, (w) at least one member of the Borrower’s board of managers shall be an Independent Manager, (x) the Borrower’s board of managers shall not approve, or take any other action to cause the filing of, a voluntary bankruptcy petition with respect to the Borrower or consent to an involuntary bankruptcy petition with respect to the Borrower unless a unanimous vote of the Borrower’s board of managers (which vote shall include the affirmative vote of the Independent Manager) shall approve the taking of such action in writing prior to the taking of such action, (y) the Borrower’s board of managers shall not vote on any matter requiring the vote of its Independent Manager under its limited liability company agreement unless and until the Independent Manager is then serving on the Borrower’s board of managers and (z) the provisions requiring an Independent Manager and the provisions described in clauses (v), (w), (x) and (y) of this paragraph (v) cannot be amended without the prior written consent of the Administrative Agent;
(vi)    observe all organizational formalities as a distinct entity, and ensure that all actions relating to (A) the dissolution or liquidation of the Borrower or (B) the initiation of, participation in, acquiescence in or consent to any bankruptcy, insolvency, reorganization or similar proceeding involving the Borrower, are duly authorized by unanimous vote of its managers (including the Independent Manager);
(vii)    maintain the Borrower’s books, records and bank accounts separate from those of Parent and each other Subsidiary of Parent and otherwise in such a manner so that such books and records are readily identifiable as its own assets rather than assets of Parent or any such Subsidiary;

(viii)    maintain separate financial statements, showing its assets and liabilities separate and apart from those of any other person and not have its assets listed on any financial statement of any other person; provided, however, that the Borrower’s assets may be included in a consolidated financial statement of its Affiliate; provided that (i) appropriate notation shall be made on such consolidated financial statements to indicate the separateness of the Borrower from such Affiliate and to indicate that the Borrower’s assets and credit are not available to satisfy the debts and other obligations of such Affiliate or any other Borrower and (ii) such assets shall also be listed on the Borrower’s own separate balance sheet;
(ix)    except as specifically permitted herein or in the Receivables Transfer Agreement, not commingle its assets with assets of any other person;
(x)    pay all of the Borrower’s expenses and liabilities out of its own funds;
(xi)    except as otherwise provided herein, maintain its certificate of formation and limited liability company agreement in conformity with this Agreement, such that it does not amend, restate, supplement or otherwise modify its certificate of formation and limited liability company agreement in any respect that would impair its ability to comply with the terms or provisions of any of the Loan Documents
(xii)    maintain its separateness such that it does not merge or consolidate with or into, or convey, transfer, lease or otherwise dispose of (whether in one transaction or in a series of transactions, and except as otherwise contemplated herein) all or substantially all of its assets (whether now owned or hereafter acquired) to, or acquire all or substantially all of the assets of, any Person, nor at any time create, have, acquire, maintain or hold any interest in any Subsidiary;
(xiii)    maintain at all times adequate capital in light of its contemplated business operations and liabilities and refrain from making any distributions or other payments in respect of its membership interests (including any repurchase of membership interests or return of capital) that would cause it to have inadequate capital; and
(xiv)    take such other actions as are necessary on its part to ensure that the facts and assumptions set forth in the opinion issued by Andrews Kurth Kenyon LLP, as counsel for the Borrower, in connection with the closing under this Agreement and relating to substantive consolidation issues, and in the certificates accompanying such opinion, remain true and correct in all material respects at all times.
SECTION 8.16    The Receivables Transfer Agreement. The Borrower shall maintain the effectiveness of, and continue to perform under the Receivables Transfer Agreement, such that it does not amend, restate, supplement, cancel, terminate or otherwise modify the Receivables Transfer Agreement, or give any consent, waiver, directive or approval thereunder or waive any default, action, omission or breach under the Receivables Transfer Agreement or otherwise grant any indulgence thereunder, without (in each case) the prior written consent of the Agents; provided that, the Borrower may amend the Receivables Transfer Agreement in accordance with Section 12.02(b).

SECTION 8.17    Further Assurances. Without limiting the foregoing, the Borrower and the Servicer will execute and deliver, or cause to be executed and delivered, to the Agents such documents, agreements and instruments, and will take or cause to be taken such further actions (including the filing and recording of financing statements and other documents and such other actions or deliveries of the type required by Section 8.08, as applicable), which may be required by law or which the Agents may, from time to time, reasonably request to carry out the terms and conditions of this Agreement and the other Loan Documents and to ensure perfection and priority of the Liens created or intended to be created by the Loan Documents, all at the expense of the Borrower and the Servicer.
ARTICLE IX

Negative Covenants
Until the Commitments have expired or terminated and the principal of and interest on each Loan and all fees, expenses and other amounts payable under any Loan Document have been paid in full, each Loan Party covenants and agrees with the Lenders, as to itself that:
SECTION 9.01    Change in Name, Jurisdiction of Organization, Capital Structure and Business. The Borrower shall not (i) make any changes in any of its business objectives, purposes or operations, (ii) make any change in its capital structure, including the issuance of any membership interests, warrants or other securities convertible into membership interests or any revision of the terms of its outstanding membership interests, (iii) amend, waive or modify any term or provision of its certificate of formation or limited liability company agreement, (iv) make any change to its name indicated on the public records of its jurisdiction of organization or (v) change its jurisdiction of organization except, in each case, if the Borrower has (x) given the Agents at least thirty (30) days’ prior written notice thereof and (y) delivered to the Agents all financing statements, instruments, opinions of counsel and documents reasonably requested by the Agents in connection with such change, amendment, waiver or modification. The Borrower shall not engage in any business other than as provided in its certificate of formation, limited liability company agreement and the Loan Documents. Without limiting the foregoing, the Borrower shall not make an election to be treated as an association taxable as a corporation under Section 301.7701-3(a) of the Treasury Regulations and shall not issue any additional membership interests.
SECTION 9.02    Modifications of Transferred Receivables, Credit and Collection Policies and Instructions to Obligors. The Borrower and the Servicer shall not, without the prior written consent of the Agents, not to be unreasonably withheld or delayed, (i) extend, amend, forgive, discharge, compromise, waive, cancel or otherwise modify the terms of any Transferred Receivable or amend, modify or waive any term or condition of any Contract related to the collection and enforcement (including the manner of payment) of the Transferred Receivables, provided that the Servicer or a delegate of Servicer may take such actions as are permitted pursuant this Agreement and the Credit and Collection Policies (it being understood that, after giving effect to any such action described in this clause (i), any Transferred Receivable which constituted an Eligible Receivable prior to such action and no longer constitutes an Eligible Receivable as a result of such action shall no longer be included in the calculation of the Borrowing Base set forth in the next Borrowing Base Report to be delivered pursuant to Section 8.01(k)), or (ii) amend, modify or waive any term or provision of the Credit and Collection Policies in any material respect. The Borrower and the Servicer shall not make any change in the instructions to Obligors regarding the deposit of Collections with respect to the Transferred Receivables, except (i) to the extent the Administrative Agent directs the Borrower to change such instructions to Obligors or the Administrative Agent consents in writing to such change, (ii) if the Borrower has provided the Administrative Agent at least ten (10) days prior to the proposed effective date thereof (x) written notice of such change and (y) in the case of a change related to a new Lockbox or Collection Account, an executed Collection Account Agreement related to such new Lockbox or Collection Account or (iii) to the extent required under Section 3.01 of this Agreement or Section 9.13 of the Receivables Transfer Agreement.
SECTION 9.03    No Commingling. The Borrower and the Servicer shall not deposit, or permit the deposit of, any funds that do not constitute Collections of Transferred Receivables into any Collection Account.
SECTION 9.04    Liens. (a) The Borrower will not sell, assign (by operation of law or otherwise) or otherwise dispose of, or grant any option with respect to, or create or suffer to exist any Lien upon (including the filing of any financing statement) or with respect to, the Collateral, or assign any right to receive income with respect thereto other than the creation of the interests therein in favor of the Collateral Agent provided for in any Loan Document, and the Borrower will defend the right, title and interest of the Collateral Agent in, to and under any of the foregoing property, against all claims of third parties.
(b)    In addition, the Borrower shall not become a party to any agreement, note, indenture or instrument or take any other action that would prohibit the creation of a Lien on any of its properties or other assets in favor of the Secured Parties as additional collateral for the Obligations, except as otherwise not prohibited by this Agreement or any of the other Loan Documents.
SECTION 9.05    Restricted Payments, Investments and Payments of Indebtedness. The Borrower shall not at any time (i) make loans or advances to any Person or declare any distributions, repurchase any membership interest, return any capital or make, or agree to make, any other payment or distribution of cash or other property or assets in respect of the Borrower’s membership interests or make any payments in respect of any Indebtedness to any Affiliate if at the time of, or after giving effect to, such loan, advance, repurchase, return of capital, other payment or distribution or payment of Indebtedness, a Funding Excess, Default or Event of Default would exist or otherwise result therefrom, or (ii) make any investment (other than Permitted Investments) in any other Person.
SECTION 9.06    Sales of Membership Interests, Transferred Receivables or Assets. The Borrower shall not sell, transfer, convey, assign or otherwise dispose of, or assign any right to receive income in respect of, any of its properties or other assets or any of its membership interests (whether in a public or a private offering or otherwise), any Transferred Receivable or Related Security or any of its rights with respect to any Collection Account or any other deposit account in which any Collections of any Transferred Receivable are deposited except as otherwise not prohibited by this Agreement or any of the other Loan Documents.

SECTION 9.07    Indebtedness. The Borrower shall not create, incur, assume or permit to exist any Indebtedness, except (i) Indebtedness under this Agreement, (ii) deferred taxes, (iii) endorser liability in connection with the endorsement of negotiable instruments for deposit or collection in the ordinary course of business, and (iv) Indebtedness owed to the Originators pursuant to Originator Subordinated Notes, each of which shall be reasonably satisfactory to the Administrative Agent, in respect of the Transfer Consideration of Transferred Receivables not to exceed 10% of the outstanding principal amount of the outstanding Transferred Receivables as of the most recent Calculation Date.
SECTION 9.08    Mergers; Subsidiaries, etc. The Borrower shall not directly or indirectly, by operation of law or otherwise, (i) form or acquire any Subsidiary, or (ii) merge with, consolidate with, acquire all or substantially all of the assets or capital stock of, or otherwise combine with or acquire, any Person.
SECTION 9.09    ERISA. The Borrower shall not, and shall not cause or permit any of its ERISA Affiliates to, cause or permit to occur an event that (i) could reasonably be expected to result in the imposition of a material Lien on any Collateral under Section 412 or 403 of the Code or Section 302, 303 or 4068 of ERISA, (ii) could reasonably be expected to result in the incurrence by Borrower of any material liabilities under Title IV of ERISA or the laws applicable to any Foreign Pension Plan (other than (x) premium payments and contribution obligations arising in the ordinary course of business and (y) liabilities arising under Section 4041(b) of ERISA) or (iii) could reasonably be expected to result in an ERISA Event, and, in each case, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect.
SECTION 9.10    Transactions with Affiliates. The Borrower will not sell, lease or otherwise transfer any property or assets to, or purchase, lease or otherwise acquire any property or assets from, or otherwise engage in any other transactions with, any of its Affiliates, except transactions that are at prices and on terms and conditions no less favorable to what could be obtained on an arm’s-length basis from unrelated third parties; provided that the foregoing restriction shall not apply to (a) any restricted payment or investment not prohibited by Section 9.05, (b) the payment of reasonable fees to managers of the Borrower who are not employees of the Borrower or any Affiliate of the Borrower or (c) transactions contemplated by the Receivables Transfer Agreement.
SECTION 9.11    Insolvency Proceedings. The Borrower will not (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under any Federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or petition described in clause (h) of Article X, (iii) apply for or consent to the appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower or for a substantial part of its assets, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors or (vi) take any action for the purpose of effecting any of the foregoing.
SECTION 9.12    Amendment of Material Documents. No Loan Party will, nor will it permit any Subsidiary to, amend, modify or waive any of its rights under (a) the Receivables Transfer Agreement, except for any amendment, modification or waiver in accordance with Section

12.02(b), (b) any agreement or instrument governing or evidencing any Material Indebtedness, (c) any Originator Subordinated Note (other than amendments to any schedule attached thereto indicating the amounts borrowed and repaid thereunder) or (d) its certificate of incorporation, by-laws, operating, management, limited liability company or partnership agreement or other organizational documents, in each case to the extent such amendment, modification or waiver would conflict with the provisions of this Agreement or could reasonably be expected to be adverse in any material respect to the Lenders (in their capacities as such). For the avoidance of doubt, with respect to the Parent and Servicer, clause (b) above shall not prohibit or restrict the ability of the Parent and Servicer to amend or modify its existing indebtedness or execute and deliver such documents or instruments in connection with the incurrence by the Parent or any of its Subsidiaries of new debt or the refinancing of existing indebtedness of the Parent or any of its Subsidiaries otherwise permitted by the Loan Documents. In addition, no Originator Subordinated Note shall be transferred or assigned without the prior written consent of the Administrative Agent other than in connection with any pledge of the Originator Subordinated Notes pursuant to the Parent Credit Agreement and any refinancing thereof.
SECTION 9.13    Sale Characterization. The Borrower shall not make statements or disclosures, prepare any financial statements or in any other respect account for or treat the transactions contemplated by the Receivables Transfer Agreement (including for accounting, tax and reporting purposes) in any manner other than (i) with respect to each sale of each Transferred Receivable, the Related Security related thereto and the Collections thereof effected pursuant to the Receivables Transfer Agreement, as a true sale or contribution and absolute assignment of the title to and sole record and beneficial ownership interest of such Transferred Receivable, the Related Security related thereto and the Collections thereof to the Borrower, or (ii) solely for accounting purposes, as otherwise required by GAAP (it being understood that the Borrower shall continue to treat the transactions contemplated by the Receivables Transfer Agreement as described in the foregoing clause (i) for all legal purposes notwithstanding any such accounting standards).
SECTION 9.14    Governance Provisions. The Borrower shall not modify the terms of any policy or resolutions of its board of managers if such modification could reasonably be expected to have or result in a Material Adverse Effect.
SECTION 9.15    Additional Members of Borrower. The Borrower shall not admit any additional member without the prior written consent of the Administrative Agent.
SECTION 9.16    Termination Date Determination. The Borrower will not designate the Termination Date (as defined in the Receivables Transfer Agreement) or send any written notice to any Originator in respect thereof, without the prior written consent of the Agents, except with respect to the occurrence of the Termination Date arising pursuant to Section 7.01(f) or (g) of the Receivables Transfer Agreement.
ARTICLE X

Events of Default

SECTION 10.01    Events of Default. If any of the following events (“Events of Default”) shall occur:
(a)    the Borrower shall fail to pay any principal of any Loan when and as the same shall become due and payable, whether at the due date thereof or at a date fixed for prepayment thereof or otherwise and, in each case of any required prepayment due to a Funding Excess, such failure shall continue unremedied for one Business Day;
(b)    the Borrower shall fail to pay any interest on any Loan or any fee or any other amount (other than an amount referred to in clause (a) of this Article) payable under this Agreement, when and as the same shall become due and payable, and such failure shall continue unremedied for three Business Days;
(c)    any representation or warranty made or deemed made by or on behalf of any Loan Party in this Agreement or any Loan Document, or in any certificate, Borrowing Base Report or other document furnished pursuant to or in connection with this Agreement or any Loan Document, shall prove to have been false or misleading in any material respect when made or deemed made, and, except with respect to representations or warranties made in connection with a deemed Borrowing pursuant to Section 2.03, if capable of being remedied, such event shall continue unremedied for two Business Days;
(d)    any Loan Party shall fail to observe or perform any covenant, condition or agreement contained in Section 8.01(k), 8.02(a), 8.04(a), 8.09, 8.10 or in Article IX; provided that solely in the case of Section 8.09 such failure shall continue unremedied for three Business Days;
(e)    any Loan Party shall fail to observe or perform any other material covenant, condition or agreement contained in this Agreement or any other Loan Document (other than those which constitute a default under another clause of this Article X), and such failure shall continue unremedied for a period of 30 days after the earlier of (i) such Loan Party’s actual knowledge of such failure and (ii) the date on which written notice of such failure shall have been given to the Borrower by the Administrative Agent;
(f)    with respect to any Loan Party, Parent or any Subsidiary of Parent (i) any event or condition occurs that (A) results in any Material Indebtedness of any Loan Party, Parent or any Subsidiary of Parent becoming due prior to its scheduled maturity or that (B) enables or permits (all applicable grace periods having expired) the holder or holders of any such Material Indebtedness or any trustee or agent on its or their behalf to cause any such Material Indebtedness to become due, or to require the prepayment, repurchase, redemption or defeasance thereof, prior to its scheduled maturity or (ii) any Loan Party, Parent or any Subsidiary of Parent shall fail to pay the principal of any such Material Indebtedness at the stated final maturity thereof; provided that this clause (f) shall not apply to secured Indebtedness that (x) becomes due in whole or in part as a result of the voluntary sale or transfer of the property or assets securing such Indebtedness or as a result of any other customary mandatory prepayment events, and (y) is timely repaid as and to the extent required by the agreements governing such Indebtedness;

(g)    an involuntary proceeding shall be commenced or an involuntary petition shall be filed in a court of competent jurisdiction seeking (i) liquidation, reorganization or other relief in respect of the Borrower, Parent or any of its other Subsidiaries, or of a substantial part of the assets of the Borrower, Parent or any Subsidiary of Parent under the Bankruptcy Code, or any other bankruptcy, insolvency, receivership or similar law, (ii) the appointment of a liquidator, receiver, administrator, administrative receiver, compulsory manager, trustee, custodian, sequestrator, conservator or other similar official for the Borrower, Parent or any of its other Subsidiaries or for a substantial part of the assets of Parent or any of Parent’s Subsidiaries or (iii) the winding up or liquidation of the Borrower, Parent or any of its other Subsidiaries; and such proceeding or petition shall continue undismissed for 60 days or an order or decree approving or ordering any of the foregoing shall be entered;
(h)    the Borrower, Parent or any of its other Subsidiaries shall (i) voluntarily commence any proceeding or file any petition seeking liquidation, reorganization or other relief under the Bankruptcy Code, or any other Federal, state or foreign bankruptcy, insolvency, receivership or similar law, (ii) consent to the institution of, or fail to contest in a timely and appropriate manner, any proceeding or the filing of any petition described in clause (g) above, (ii) apply for or consent to the appointment of an administrator, administrative receiver, compulsory manager, receiver, trustee, custodian, sequestrator, conservator or similar official for the Borrower, Parent or any of its other Subsidiaries or for a substantial part of the assets of the Borrower, Parent or any of its other Subsidiaries, (iv) file an answer admitting the material allegations of a petition filed against it in any such proceeding, (v) make a general assignment for the benefit of creditors, or (vi) take any action for the purpose of effecting any of the foregoing;
(i)    the Borrower, Parent or any other Subsidiary of Parent shall admit in writing its inability or fail generally to pay its debts as they become due;
(j)    the failure of Parent or any Subsidiary other than Borrower to pay one or more final judgments aggregating in excess of $5,000,000 (to the extent not covered by insurance), which judgments are not discharged or effectively waived or stayed for a period of 45 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of Parent or any Subsidiary other than Borrower to enforce any such judgment;
(k)    (i) the failure of the Borrower to pay one or more final judgments for the payment of money in an aggregate amount in excess of $50,000 which judgments are not discharged or effectively waived or stayed for a period of 30 days, or any action shall be legally taken by a judgment creditor to levy upon assets or properties of the Borrower to enforce any such judgment or (ii) the failure of the Borrower to discharge within 30 days one or more non-monetary judgments or orders which, individually or in the aggregate, would reasonably be expected to have a Material Adverse Effect, which judgments or orders, in any such case, are not stayed on appeal or otherwise being appropriately contested in good faith by proper proceedings diligently pursued;

(l)    an ERISA Event shall have occurred that, when taken together with all other ERISA Events that have occurred, would reasonably be expected to result in a Material Adverse Effect;
(m)    the Internal Revenue Service shall file notice of a Lien pursuant to Section 6323 of the Code with regard to any of the Transferred Receivables or the Related Security or the PBGC shall file notice of a Lien pursuant to Section 4068 of ERISA with regard to any of the Transferred Receivables or the Related Security and any such Lien shall not have been released within seven days after the date of such filing;
(n)    any event shall have occurred that, alone or together with other events, has a Material Adverse Effect;
(o)    (i) the Borrower shall cease for any reason to have a valid and perfected first-priority ownership interest in the Transferred Receivables, the Related Security relating thereto and the Collections thereof, and proceeds of the foregoing, or (ii) the Collateral Agent shall cease for any reason to have a valid and perfected first priority security interest in the Collateral;
(p)    a Change in Control shall occur;
(q)    as of any Calculation Date:
(i)    the average Default Ratio for the most recent three Calculation Dates shall exceed 2.50%;
(ii)    the average Dilution Ratio for the most recent three Calculation Dates shall exceed 4.75%; or
(iii)    the average Delinquency Ratio for the most recent three Calculation Dates shall exceed 5.00%;
(r)    any material provision of any Loan Document shall terminate in whole or in part (except in accordance with its terms), or shall cease to be valid, binding and enforceable in accordance with its terms against such Loan Party, or any Loan Party shall assert in writing, or engage in any action or inaction based on any such assertion, that any provision of any Loan Document has ceased to be or otherwise is not valid, binding and enforceable in accordance with its terms;
(s)    a “Termination Event” or the “Termination Date” under the Receivables Transfer Agreement shall have occurred; or
(t)    a Servicer Default shall have occurred.
then, and in every such event (other than an event described in clause (g), (h) or (i) of this Article), and at any time thereafter during the continuance of such event, the Administrative Agent may, and at the request of the Required Lenders shall, by notice to the Borrower, take either or both of the following actions, at the same or different times: (i) terminate the Commitments, and thereupon the Commitments shall terminate immediately, and (ii) declare the Loans then outstanding to be due and payable in whole (or in part, in which case any principal not so declared to be due and payable may thereafter be declared to be due and payable), and thereupon the principal of the Loans so declared to be due and payable, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall become due and payable immediately, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower; and in case of any event with respect to the Borrower described in clause (g), (h) or (i) of this Article, the Commitments shall automatically terminate and the principal of the Loans then outstanding, together with accrued interest thereon and all fees and other obligations of the Borrower accrued hereunder, shall automatically become due and payable, without presentment, demand, protest or other notice of any kind, all of which are hereby waived by the Borrower. Upon the occurrence and the continuance of an Event of Default, the Administrative Agent may, and at the request of the Required Lenders shall, exercise any rights and remedies provided to the Administrative Agent under the Loan Documents or at law or equity, including all remedies provided under the UCC.
ARTICLE XI

The Agents
SECTION 11.01    The Administrative Agent and the Collateral Agent. Each of the Lenders hereby irrevocably appoints each of the Administrative Agent and the Collateral Agent its agent and authorizes each such Agent to take such actions on its behalf and to exercise such powers as are delegated to such Agent by the terms of the Loan Documents, together with such actions and powers as are reasonably incidental thereto. Without limiting the generality of the foregoing, the Agents are hereby expressly authorized to execute any and all documents (including releases) with respect to the Collateral and the rights of the Secured Parties with respect thereto, as contemplated by and in accordance with the provisions of this Agreement.
The banks serving as Administrative Agent and Collateral Agent hereunder shall have the same rights and powers in their capacity as Lenders as any other Lender and may exercise the same as though they were not Agents, and such banks and their Affiliates may accept deposits from, lend money to and generally engage in any kind of business with Parent, any of its Subsidiaries or other Affiliate thereof as if they were not Agents hereunder. Each Loan Party and each Lender hereby acknowledges and agrees that the Agents and/or their Affiliates from time to time may hold investments in, make other loans to or have other relationships with any of the Loan Parties and their respective Affiliates. The Agents and their respective Affiliates may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and the Agents have no obligation to disclose any of such interests to any Borrower, any other Loan Party or any of their respective Affiliates.
Neither Agent shall have any duties or obligations except those expressly set forth in the Loan Documents. Without limiting the generality of the foregoing, (a) neither Agent shall be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing, (b) neither Agent shall have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby that such Agent is instructed in writing to exercise by the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02), and (c) except as expressly set forth in the Loan Documents, neither Agent shall have any duty to disclose, nor shall either Agent be liable for the failure to disclose, any information relating to Parent or any of its Subsidiaries that is communicated to or obtained by the banks serving as Administrative Agent and Collateral Agent or any of their Affiliates in any capacity. Neither Agent shall be liable for any action taken or not taken by such Agent with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary under the circumstances as provided in Section 12.02) or in the absence of its own gross negligence or willful misconduct. Neither Agent shall be deemed to have knowledge of any Default unless and until written notice thereof is given to such Agent by any Loan Party or a Lender, and neither Agent shall be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with any Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or in connection with any Loan Document, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth in any Loan Document, (iv) the validity, enforceability, effectiveness or genuineness of any Loan Document or any other agreement, instrument or document, (v) the creation, perfection or priority of Liens on the Collateral or the existence of the Collateral or (vi) the satisfaction of any condition set forth in Article VII or elsewhere in any Loan Document, other than to confirm receipt of items expressly required to be delivered to such Agent.
Each Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing believed by it to be genuine and to have been signed or sent by the proper person. Each Agent may also rely upon any statement made to it orally or by telephone and believed by it to have been made by the proper person, and shall not incur any liability for relying thereon. Each Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.
Each Agent may perform any and all its duties and exercise its rights and powers by or through any one or more sub-agents appointed by it. Each Agent and any such sub-agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of the preceding paragraphs shall apply to any such sub-agent and to the Related Parties of each Agent and any such sub-agent, and shall apply to their respective activities in connection with the syndication of the credit facilities as well as activities as Agent.
Subject to the appointment and acceptance of a successor Agent as provided below, either Agent may resign at any time by notifying the Lenders and the Borrower. Upon any such resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor. If no successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Agent gives notice of its resignation, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent which shall be a bank with an office in the borough of Manhattan or an Affiliate of any such bank. Upon the acceptance of its appointment as Agent hereunder by a successor, such successor shall succeed to and become vested with all the rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations hereunder. If no successor Agent has been appointed pursuant to the foregoing provisions of this paragraph by the 30th day after the date of notice of resignation was given, the resigning Agent’s resignation shall nevertheless become effective and the Required Lenders shall thereafter perform all the duties of the resigning Agent hereunder and under the other Loan Documents until such time, if any, as the Required Lenders appoint a successor Agent. The retiring Collateral Agent shall promptly transfer all property held by it as Collateral Agent to the successor Collateral Agent, provided all sums owing to the Collateral Agent hereunder have been paid. The fees payable by the Borrower to a successor Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After an Agent’s resignation hereunder, the provisions of this Article and Section 12.03 shall continue in effect for the benefit of such retiring Agent, its sub-agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while acting as Agent.
Each Lender acknowledges that it has, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Agents or any other Lender and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement or any other Loan Document, any related agreement or any document furnished hereunder or thereunder.
Each Lender hereby agrees that (a) it has requested a copy of each Report prepared by or on behalf of the Agents; (b) the Agents (i) make no representation or warranty, express or implied, as to the completeness or accuracy of any Report or any of the information contained therein or any inaccuracy or omission contained in or relating to a Report and (ii) shall not be liable for any information contained in any Report; (c) the Reports are not comprehensive audits or examinations, and that any Person performing any field examination will inspect only specific information regarding the Loan Parties and will rely significantly upon the Loan Parties’ books and records, as well as on representations of the Loan Parties’ personnel and that the Agents undertake no obligation to update, correct or supplement the Reports; (d) it will keep all Reports confidential and strictly for its internal use, not share the Report with any Loan Party or any other Person except as otherwise permitted pursuant to this Agreement; and (e) without limiting the generality of any other indemnification provision contained in this Agreement, it will pay and protect, and indemnify, defend, and hold the Agents and any such other Person preparing a Report harmless from and against, the claims, actions, proceedings, damages, costs, expenses, and other amounts (including reasonable attorney fees) incurred by as the direct or indirect result of any third parties who might obtain all or part of any Report through the indemnifying Lender.
Anything herein to the contrary notwithstanding, none of the Bookrunners or Lead Arrangers listed on the cover page hereof shall have any powers, duties or responsibilities under this Agreement or any of the other Loan Documents, except in its capacity, as applicable, as the Administrative Agent, the Collateral Agent or a Lender hereunder.
ARTICLE XII

Miscellaneous
SECTION 12.01    Notices. (a) Except in the case of notices and other communications expressly permitted to be given by email (and subject to paragraph (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by facsimile, as follows:
(i)    if to the Borrower, at:
Basic Energy Receivables, LLC
801 Cherry Street, Suite 2100
Fort Worth, TX 76102
Attention: T.M. “Roe” Patterson
Facsimile No.: (432) 620-5501
Email: Roe.Patterson@basicenergyservices.com

with a copy to:

Andrews Kurth Kenyon LLP
600 Travis Street, Suite 4200
Houston, TX 77002
Attention: Tammy Brennig
Facsimile No. (713) 220-4285
Email: Tammy.Brennig@andrewskurth.com

(ii)    if to the Servicer or Parent, at:
Basic Energy Services, Inc.
801 Cherry Street, Suite 2100
Fort Worth, TX 76102
Attention: T.M. “Roe” Patterson
Facsimile No.: (432) 620-5501
Email: Roe.Patterson@basicenergyservices.com

with a copy to:

Andrews Kurth Kenyon LLP
600 Travis Street, Suite 4200
Houston, TX 77002
Attention: Tammy Brennig

Facsimile No. (713) 220-4285
Email: Tammy.Brennig@andrewskurth.com

(iii)    if to the Administrative Agent or Collateral Agent, at:
UBS AG, Stamford Branch
600 Washington Boulevard
Stamford, Connecticut 06901
Attention: Agency Group
Facsimile No.: (203) 719-3888
Email: Agency-UBSAmericas@ubs.com

with a copy to:

Winston & Strawn LLP
200 Park Avenue
New York, New York 10166
Attention: William D. Brewer
Facsimile: (212) 294-4700
Email: WBrewer@Winston.com

(iv)	if to any other Lender, to it at its address or facsimile number set forth in its Administrative Questionnaire.
All such notices and other communications (i) sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received or (ii) sent by facsimile shall be deemed to have been given when sent; provided that if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient.
(b)    Notices and other communications to the Lenders hereunder may be delivered or furnished by electronic communication (including e‑mail and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent, provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may, in their discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications. Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement), provided that if such notice or other communication is not sent during the normal business hours of the recipient, such notice or communication shall be deemed to have been sent at the opening of business on the next business day for the recipient, and (ii) notices or communications posted to an Internet or intranet website shall be deemed received upon the deemed receipt by the intended recipient at its e-mail address as described in the foregoing clause (i) of notification that such notice or communication is available and identifying the website address therefor.
(c)    THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF ANY MATERIALS AND/OR INFORMATION PROVIDED BY OR ON BEHALF OF THE BORROWER (THE “BORROWER MATERIALS”) OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Agents or any of their Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower or any other Loan Parties, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s or any Agent’s transmission of Borrower Materials through the Internet, except to the extent that such losses, claims, damages, liabilities or expenses are determined by a court of competent jurisdiction by a final and nonappealable judgment to have resulted from the gross negligence or willful misconduct of such Agent Party; provided, however, that in no event shall any Agent Party have any liability to the Borrower, any other Loan Party, any Lender or any other Person for indirect, special, incidental, consequential or punitive damages (as opposed to direct or actual damages).
The Borrower hereby acknowledges that (i) the Administrative Agent will make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, the “Borrower Materials”) by posting the Borrower Materials on the Platform and (ii) certain of the Lenders may be “public-side” Lenders (i.e., Lenders that do not wish to receive material non-public information with respect to Borrower, Parent or their respective securities) (each, a “Public Lender”). The Borrower hereby agrees that (w) all Borrower Materials that are to be made available to Public Lenders shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (x) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent and the Lenders to treat such Borrower Materials as not containing any material non-public information with respect to the Borrower Parent or their respective securities for purposes of foreign, United States Federal and state securities laws; provided, however, that to the extent such Borrower Materials constitute Information, they shall be treated as set forth in Section 12.12; (y) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated as “Public Investor” and (z) the Administrative Agent shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not marked as “Public Investor”. Notwithstanding the foregoing, the following Borrower Materials shall be marked “PUBLIC”, unless the Borrower notifies the Administrative Agent promptly that any such document contains material non-public information: (A) the Loan Documents, (B) any notification of changes in the terms of this Agreement, and (C) all information delivered pursuant to Section 8.01 (a), (b), (c), (d), (e), (f) and (g).
Each Public Lender agrees to cause at least one individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and applicable law, including foreign, United States Federal and state securities laws, to make reference to communications that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of foreign, United States Federal or state securities laws.
(d)    Any party hereto may change its address or facsimile number for notices and other communications hereunder by notice to the other parties hereto.
SECTION 12.02    Waivers; Amendments. (a) No failure or delay by the Administrative Agent, the Collateral Agent or any Lender in exercising any right or power hereunder or under any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such right or power, or any abandonment or discontinuance of steps to enforce such a right or power, preclude any other or further exercise thereof or the exercise of any other right or power. The rights and remedies of the Administrative Agent, the Collateral Agent and the Lenders hereunder and under any other Loan Document are cumulative and are not exclusive of any rights or remedies that they would otherwise have. No waiver of any provision of any Loan Document or consent to any departure by any Loan Party therefrom shall in any event be effective unless the same shall be permitted by paragraph (b) of this Section 12.02, and then such waiver or consent shall be effective only in the specific instance and for the purpose for which given. Without limiting the generality of the foregoing, the making of a Loan shall not be construed as a waiver of any Default, regardless of whether the Administrative Agent, the Collateral Agent or any Lender may have had notice or knowledge of such Default at the time.
(b)    Other than as expressly provided in Section 2.06(e) and (f), with respect to additional commitments, or Section 12.22, with respect to the addition or termination of Originators, neither this Agreement nor any other Loan Document nor any provision hereof or thereof may be waived, amended or modified except in the case of this Agreement, pursuant to an agreement or agreements in writing entered into by the Borrower and the Required Lenders; provided that no such agreement shall (i) increase the Commitment of any Lender without the written consent of such Lender, (ii) reduce or forgive the principal amount of any Loan or reduce the rate of interest thereon, or reduce or forgive any interest or fees payable hereunder, without the written consent of each Lender directly affected thereby, (iii) postpone any final maturity of any Loan, or any date for the payment of any interest, fees or other Obligations payable hereunder, or reduce the amount of, waive or excuse any such payment, or postpone the scheduled date of expiration of any Commitment, without the written consent of each Lender directly affected thereby, (iv) change Section 2.15(b) or 5.07 in a manner that would alter the manner in which payments are shared, without the written consent of each Lender, (v) change, modify or affect the definition of Borrowing Base if the effect thereof would be to make more credit available, without the written consent of the Supermajority Lenders, (vi) change any of the provisions of this Section 12.02 or the definition of “Required Lenders” or “Supermajority Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to waive, amend or modify any rights thereunder or make any determination or grant any consent thereunder, without the written consent of each Lender, or (vii) release more than 10% of the Collateral, as calculated at the time of such release, without the written consent of each Lender; provided, further, that no such agreement shall amend, modify or otherwise affect the rights or duties of the Administrative Agent or the Collateral Agent hereunder without the prior written consent of the Administrative Agent or the Collateral Agent as the case may be; provided, further, that the Receivables Transfer Agreement cannot be amended without the consent of the Supermajority Lenders and the Administrative Agent; provided, however, that, any Loan Document may be waived, amended, supplemented or modified pursuant to an agreement or agreements in writing entered into by the Borrower and the Administrative Agent (without the consent of any Lender) solely to cure any defect, error or omission of a technical or immaterial nature.
(c)    If, in connection with any proposed amendment, waiver or consent requiring the consent of “the Supermajority Lenders”, “each Lender” or “each Lender affected thereby”, the consent of the Required Lenders is obtained, but the consent of other necessary Lenders is not obtained (any such Lender whose consent is necessary but not obtained being referred to herein as a “Non-Consenting Lender”), then the Borrower may elect to replace a Non-Consenting Lender as a Lender party to this Agreement; provided that, concurrently with such replacement, (i) another bank or other entity which is reasonably satisfactory to the Borrower and the Administrative Agent shall agree, as of such date, to purchase for cash the Loans and other Obligations due to the Non-Consenting Lender pursuant to an Assignment and Assumption and to become a Lender for all purposes under this Agreement and to assume all obligations of the Non-Consenting Lender to be terminated as of such date and to comply with the requirements of clause (b) of Section 12.04, and (ii) the Borrower shall pay to such Non-Consenting Lender in same day funds on the day of such replacement (1) all interest, fees and other amounts then accrued but unpaid to such Non-Consenting Lender by the Borrower hereunder to and including the date of termination, including without limitation payments due to such Non-Consenting Lender under Sections 2.12 and 2.14, and (2) an amount, if any, equal to the payment which would have been due to such Lender on the day of such replacement under Section 2.13 had the Loans of such Non-Consenting Lender been prepaid on such date rather than sold to the replacement Lender.
SECTION 12.03    Expenses; Indemnity; Damage Waiver. (a) The Borrower shall pay (i) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent and their Affiliates, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Collateral Agent and one counsel in each jurisdiction where Collateral is located, in connection with the syndication and distribution (including, without limitation, via the internet or through a Platform) of the credit facilities provided for herein, the preparation and administration of the Loan Documents or any amendments, modifications or waivers of the provisions of the Loan Documents (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all reasonable out-of-pocket expenses incurred by the Administrative Agent, the Collateral Agent, any Lender or their Affiliates, including the fees, charges and disbursements of one counsel and one counsel in each jurisdiction where Collateral is located for the Administrative Agent, the Collateral Agent, any Lender or their Affiliates, in connection with the enforcement, collection or protection of its rights in connection with the Loan Documents, including its rights under this Section 12.03, or in connection with the Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans. Expenses being reimbursed by the Borrower under this Section 12.03 include, without limiting the generality of the foregoing, costs and expenses incurred in connection with:
(A)    field examinations and the preparation of Reports based on the fees charged by a third party retained by the Agents or the reasonable internally allocated fees for each Person employed by the Agents pursuant to Section 8.12 with respect to each field examination, together with the reasonable fees and expenses associated with collateral monitoring services performed by third parties retained by the Agents; provided that, absent the existence of an Event of Default, no more than two field examinations may be conducted in any calendar year;
(B)    taxes, fees and other charges for (1) lien and title searches and (2) filing financing statements and continuations, and other actions to perfect, protect and continue the Collateral Agent’s Liens;
(C)    sums paid or incurred to take any action required of any Loan Party under the Loan Documents that such Loan Party fails to pay or take; and
(D)    forwarding loan proceeds, collecting checks and other items of payment, and establishing and maintaining the accounts and lockboxes, and costs and expenses of preserving and protecting the Collateral.
(b)    The Borrower shall indemnify the Administrative Agent, the Collateral Agent and each Lender, and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, incurred by or asserted against any Indemnitee arising out of, in connection with, or as a result of (i) the execution or delivery of the Loan Documents or any agreement or instrument contemplated thereby, the performance by the parties hereto of their respective obligations thereunder or the consummation of the Transactions or any other transactions contemplated hereby, (ii) any Loan or the use of the proceeds therefrom, (iii) the failure of the Borrower to deliver to the Administrative Agent the required receipts or other required documentary evidence with respect to a payment made by the Borrower for Taxes pursuant to Section 2.14, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory and regardless of whether any Indemnitee is a party thereto (and regardless of whether such matter is initiated by a third party or any Loan Party, or any of their respective Affiliates); provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, penalties, incremental taxes, liabilities and related expenses, including the reasonable fees, charges and disbursements of any counsel for any Indemnitee, are determined by a final, non- appealable judgment of a court of competent jurisdiction to have resulted from (1) the gross negligence, bad faith or willful misconduct of such Indemnitee, (2) the material breach of any such Indemnitee’s obligations under the Loan Documents and (3) any claim, litigation, investigation or proceeding that does not include an act or omission of the Borrower or any of its Affiliates and that is brought by one Indemnitee against any other Indemnitee (other than any of the foregoing brought against an Indemnitee in its capacity as an Agent) (with respect to any of (i), (ii) or (iii) above, any payments made by the Borrower to any Indemnitee in respect of the indemnification provisions hereunder will be reimbursed to Borrower promptly following any such determination).
(c)    To the extent that the Borrower fails to pay any amount required to be paid by it to the Administrative Agent or the Collateral Agent under paragraph (a) or (b) of this Section 12.03, each Lender severally agrees to pay to the Administrative Agent or the Collateral Agent such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought) of such unpaid amount; provided that the unreimbursed expense or indemnified loss, claim, damage, penalty, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent or the Collateral Agent in its capacity as such.
(d)    To the extent permitted by applicable law, no Loan Party shall assert, and each hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement or any agreement or instrument contemplated hereby, the Transactions, or the use of the proceeds thereof. No Indemnitee referred to in paragraph (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed by it through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.
(e)    All amounts due under this Section 12.03 shall be payable promptly after written demand therefor.
SECTION 12.04    Successors and Assigns. (a) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns permitted hereby, except that (i) the Borrower may not assign or otherwise transfer any of its rights or obligations hereunder without the prior written consent of each Lender (and any attempted assignment or transfer by the Borrower without such consent shall be null and void), (ii) no Lender may assign or otherwise transfer its rights or obligations hereunder except in accordance with this Section 12.04 and (iii) no assignments may be made to the Borrower or its Affiliates. Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants (to the extent provided in paragraph (c) of this Section 12.04) and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent, the Collateral Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.
(b)    (i) Subject to the conditions set forth in paragraph (b)(ii) below, any Lender may assign to one or more assignees all or a portion of its rights and obligations under this Agreement

(including all or a portion of its Commitment and the Loans at the time owing to it) with the prior written consent (such consent not to be unreasonably withheld or delayed) of:
(A)    the Borrower; provided that no consent of the Borrower shall be required (i) for an assignment to a Lender, an Affiliate of a Lender or an Approved Fund (unless such Person’s short term credit rating from S&P or Moody’s has dropped from an original level of A-1 or P-1, respectively, or higher (independent of outlook), to a rating below such level), (ii) if an Event of Default has occurred and is continuing and (iii) in connection with the primary syndication of the Loans and Commitments to Persons identified by the Administrative Agent to the Borrower and approved by the Borrower on or prior to the date hereof; and
(B)    the Administrative Agent.
(ii)    Assignments shall be subject to the following additional conditions:
(A)    except in the case of an assignment to a Lender or an Affiliate of a Lender or an assignment of the entire remaining amount of the assigning Lender’s Commitment or Loans, the amount of the Commitment or Loans of the assigning Lender subject to each such assignment (determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent) shall not be less than $5,000,000 unless each of the Borrower and the Administrative Agent otherwise consents; provided that no such consent of the Borrower shall be required if an Event of Default has occurred and is continuing;
(B)    each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement;
(C)    the parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee of $3,500;
(D)    no assignee shall be a natural person; and
(E)    the assignee, if it shall not be a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire and all applicable tax forms and certificates specified in Section 2.14(f), each completed in respect of the assignee.
For the purposes of this Section 12.04(b), the term “Approved Fund” has the following meaning:
“Approved Fund” means any Person (other than a natural person) that is engaged in making, purchasing, holding or investing in bank loans and similar extensions of credit in the ordinary course of its business and that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.
(iii)    Subject to acceptance and recording thereof pursuant to paragraph (b)(v) of this Section 12.04, from and after the effective date specified in each Assignment and Assumption the assignee thereunder shall be a party hereto and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 2.12, 2.13, 2.14 and 12.03). Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this Section 12.04 shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with paragraph (c) of this Section 12.04.
(iv)    The Administrative Agent, acting for this purpose as an agent of the Borrower, shall maintain at one of its offices a copy of each Assignment and Assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitment of, and principal amount of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, and the Borrower, the Administrative Agent and the Lenders may treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement, notwithstanding notice to the contrary. The Register shall be available for inspection by the Borrower, the Agents and Affiliates of the Agents and, solely with respect to information pertaining to its own Commitments and Loans, any Lender, at any reasonable time and from time to time upon reasonable prior notice.
(v)    Upon its receipt of a duly completed Assignment and Assumption executed by an assigning Lender and an assignee, the assignee’s completed Administrative Questionnaire (unless the assignee shall already be a Lender hereunder), the processing and recordation fee referred to in paragraph (b) of this Section 12.04 and any written consent to such assignment required by paragraph (b) of this Section 12.04, the Administrative Agent shall accept such Assignment and Assumption and record the information contained therein in the Register; provided that if either the assigning Lender or the assignee shall have failed to make any payment required to be made by it pursuant to Section 2.04(b), 2.14 or 2.15(c), the Administrative Agent shall have no obligation to accept such Assignment and Assumption and record the information therein in the Register unless and until such payment shall have been made in full, together with all accrued interest thereon. No assignment shall be effective for purposes of this Agreement unless it has been recorded in the Register as provided in this paragraph.

(c)    Any Lender may, without the consent of the Borrower or the Administrative Agent, sell participations to one or more banks or other entities (a “Participant”) in all or a portion of such Lender’s rights and obligations under this Agreement (including all or a portion of its Commitment and the Loans owing to it); provided that (A) such Lender’s obligations under this Agreement shall remain unchanged, (B) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (C) the Borrower, the Administrative Agent and the other Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, modification or waiver described in clauses (i), (ii) or (iii) of the first proviso to Section 12.02(b) that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 2.12, 2.13 and 2.14 (subject to the requirements and limitations therein, including the requirements under Section 2.14(f) (it being understood that the documentation required under Section 2.14(f) shall be delivered to the participating Lender)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section 12.04; provided that such Participant (A) agrees to be subject to the provisions of Sections 2.15 and 2.16 as if it were an assignee under paragraph (b) of this Section 12.04; and (B) shall not be entitled to receive any greater payment under Sections 2.12 or 2.14, with respect to any participation, than its participating Lender would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. To the extent permitted by law, each Participant also shall be entitled to the benefits of Section 12.08 as though it were a Lender; provided such Participant agrees to be subject to Section 2.15(b) as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as a non- fiduciary agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under this Agreement (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register to any Person (including the identity of any Participant or any information relating to a Participant’s interest in any Commitments, Loans or its other obligations under any Loan Document) except to the extent that such disclosure is necessary to establish that such Commitment, Loan or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary.
(d)    Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement to secure obligations of such Lender, including without limitation any pledge or assignment to secure obligations to a Federal Reserve Bank, and this Section 12.04 shall not apply to any such pledge or assignment of a security interest; provided that no such pledge or assignment of a security interest shall release a Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

(e)    Any Lender or Participant may, in connection with any assignment or participation or proposed assignment or participation pursuant to this Section 12.04, disclose to the assignee or Participant or proposed assignee or Participant any information relating to the Borrower furnished to such Lender by or on behalf of the Borrower; provided that, prior to any such disclosure of information designated by the Borrower as confidential, each such assignee or participant or proposed assignee or participant shall execute an agreement whereby such assignee or participant shall agree (subject to customary exceptions) to preserve the confidentiality of such confidential information on terms no less restrictive than those applicable to the Lenders pursuant to Section 12.12.
SECTION 12.05    Survival. All covenants, agreements, representations and warranties made by each of the Loan Parties in the Loan Documents to which they are a party and in the certificates or other instruments delivered in connection with or pursuant to this Agreement or any other Loan Document shall be considered to have been relied upon by the other parties hereto and shall survive the execution and delivery of the Loan Documents and the making of any Loans, regardless of any investigation made by any such other party or on its behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default or incorrect representation or warranty at the time any credit is extended hereunder, and shall continue in full force and effect as long as the principal of or any accrued interest on any Loan or any fee or any other amount payable under this Agreement is outstanding and unpaid and so long as the Commitments have not expired or terminated. The provisions of Sections 2.12, 2.13, 2.14, 12.03 and Article XI shall survive and remain in full force and effect regardless of the consummation of the transactions contemplated hereby, the repayment of the Loans, the expiration or termination of the Commitments or the termination of this Agreement or any provision hereof.
SECTION 12.06    Counterparts; Integration; Effectiveness. This Agreement may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents and any separate letter agreements with respect to fees payable to the Administrative Agent and the Collateral Agent constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. Except as provided in Section 7.01, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof which, when taken together, bear the signatures of each of the other parties hereto, and thereafter shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart of this Agreement.
SECTION 12.07    Severability. Any provision of any Loan Document held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions thereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

SECTION 12.08    Right of Setoff. If an Event of Default shall have occurred and be continuing, upon receipt of prior written consent from the Administrative Agent, each Lender and each of its Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other obligations at any time owing by such Lender or Affiliate to or for the credit or the account of the Borrower against any of and all the Obligations held by such Lender, irrespective of whether or not such Lender shall have made any demand under the Loan Documents and although such obligations may be unmatured. The applicable Lender shall promptly notify the Borrower of such set-off or application; provided that any failure to give or any delay in giving such notice shall not affect the validity of any such set-off or application under this Section 12.08. The rights of each Lender under this Section 12.08 are in addition to other rights and remedies (including other rights of setoff) which such Lender may have.
SECTION 12.09    Governing Law; Jurisdiction; Consent to Service of Process. (a) The Loan Documents (other than those containing a contrary express choice of law provision) shall be governed by and construed in accordance with the laws of the State of New York, but giving effect to Federal laws applicable to national banks.
(b)    Each Loan Party hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. Federal or New York State court sitting in the borough of Manhattan in any action or proceeding arising out of or relating to any Loan Documents, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York court or, to the extent permitted by law, in such Federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement or any other Loan Document shall affect any right that the Agents or any Lender may otherwise have to bring any action or proceeding relating to this Agreement or any other Loan Document against any Loan Party or its properties in the courts of any jurisdiction.
(c)    Each Loan Party hereby irrevocably and unconditionally waives, to the fullest extent it may legally and effectively do so, any objection which it may now or hereafter have to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement or any other Loan Document in any court referred to in paragraph (b) of this Section 12.09. Each of the parties hereto hereby irrevocably waives, to the fullest extent permitted by law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
(d)    Each party to this Agreement irrevocably consents to service of process in the manner provided for notices in Section 12.01. Nothing in this Agreement or any other Loan Document will affect the right of any party to this Agreement to serve process in any other manner permitted by law.
SECTION 12.10    WAIVER OF JURY TRIAL. EACH PARTY HERETO HEREBY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR

INDIRECTLY ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 12.10.
SECTION 12.11    Headings. Article and Section headings and the Table of Contents used herein are for convenience of reference only, are not part of this Agreement and shall not affect the construction of, or be taken into consideration in interpreting, this Agreement.
SECTION 12.12    Confidentiality. Each of the Administrative Agent, the Collateral Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its and its Affiliates’ directors, officers, employees and agents, including accountants, legal counsel and other advisors and any numbering, administration or settlement service providers (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential), agree to be similarly bound, (b) to the extent requested by any regulatory authority or self-regulatory authority, (c) to the extent required by Requirement of Laws or by any subpoena or similar legal process (provided that notice of such requirement or order shall be promptly furnished to the applicable Loan Party unless such notice is legally prohibited), (d) to any other party to this Agreement, (e) in connection with the exercise of any remedies hereunder or any suit, action or proceeding relating to this Agreement or any other Loan Document or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section 12.12, to (i) any assignee of or Participant in, or any prospective assignee of or Participant in, any of its rights or obligations under this Agreement, or (ii) any actual or prospective counterparty (or its advisors) to any swap or derivative transaction relating to the Loan Parties and their obligations, (g) with the consent of the Borrower, (h) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section 12.12 or (ii) becomes available to any Agent or Lender on a non-confidential basis from a source other than the Borrower or (i) to any rating agency when required by it (it being understood that, prior to any such disclosure, such rating agency shall undertake to preserve the confidentiality of any Information relating to Loan Parties received by it from such Lender) or to the CUSIP Service Bureau or any similar organization. For the purposes of this Section 12.12, “Information” means all information received from the Borrower relating to the Borrower or its business, other than any such information that is available to the Administrative Agent, the Collateral Agent or any Lender on a non-confidential basis prior to disclosure by the Borrower. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

SECTION 12.13    Several Obligations; Nonreliance; Violation of Law. The respective obligations of the Lenders hereunder are several and not joint and the failure of any Lender to make any Loan or perform any of its obligations hereunder shall not relieve any other Lender from any of its obligations hereunder. Each Lender hereby represents that it is not relying on or looking to any margin stock for the repayment of the Borrowings provided for herein. Anything contained in this Agreement to the contrary notwithstanding, no Lender shall be obligated to extend credit to the Borrower in violation of any Requirement of Law.
SECTION 12.14    USA PATRIOT Act. Each Lender that is subject to the requirements of the USA Patriot Act (Title III of Pub. L. 107-56 (signed into law October 26, 2001)) (the “Act”) hereby notifies each Loan Party that pursuant to the requirements of the Act, it is required to obtain, verify and record information that identifies the Loan Parties, which information includes the names and addresses of each Loan Party and other information that will allow such Lender to identify each Loan Party in accordance with the Act.
SECTION 12.15    Appointment for Perfection. Each Lender hereby appoints each other Lender as its agent for the purpose of perfecting Liens, for the benefit of the Collateral Agent and the Lenders, in assets which, in accordance with Article 9 of the UCC or any other applicable law, can be perfected only by possession. Should any Lender (other than the Collateral Agent) obtain possession of any such Collateral, such Lender shall notify the Collateral Agent thereof, and, promptly upon the Collateral Agent’s request therefor shall deliver such Collateral to the Collateral Agent or otherwise deal with such Collateral in accordance with the Collateral Agent’s instructions.
SECTION 12.16    Interest Rate Limitation. Notwithstanding anything herein to the contrary, if at any time the interest rate applicable to any Loan, together with all fees, charges and other amounts which are treated as interest on such Loan under applicable law (collectively, the “Charges”), shall exceed the maximum lawful rate (the “Maximum Rate”) which may be contracted for, charged, taken, received or reserved by the Lender holding such Loan in accordance with applicable law, the rate of interest payable in respect of such Loan hereunder, together with all Charges payable in respect thereof, shall be limited to the Maximum Rate and, to the extent lawful, the interest and Charges that would have been payable in respect of such Loan but were not payable as a result of the operation of this Section shall be cumulated and the interest and Charges payable to such Lender in respect of other Loans or periods shall be increased (but not above the Maximum Rate therefor) until such cumulated amount, together with interest thereon at the Federal Funds Rate to the date of repayment, shall have been received by such Lender.
SECTION 12.17    Performance Guaranty. (a) Parent hereby unconditionally and irrevocably undertakes and agrees with and for the benefit of the Borrower and the Agents to cause the due and punctual performance by each Originator and each Affiliate of Parent acting as the Servicer or a delegate of Servicer (each, a “Basic Entity” and, collectively, the “Basic Entities”) of (i) all of the obligations of the Servicer under the Loan Documents and (ii) all of the obligations of the Originators under Sections 2.04 and 8.01 of the Receivables Transfer Agreement (such obligations in clauses (i) and (ii) being the “Guaranteed Obligations”); provided, that the foregoing unconditional undertaking of Parent is not intended to, and shall not, constitute a guarantee of the collectibility or payment of the Transferred Receivables, or the payment or performance of any obligations (including the Loans) of the Borrower or the Originators other than the Guaranteed Obligations. In the event that any Basic Entity shall fail in any manner whatsoever to perform any of its Guaranteed Obligations when the same shall be required to be performed under any Loan Document, then Parent will itself duly and punctually perform, or cause to be duly and punctually performed, such Guaranteed Obligations, and it shall not be a condition to the accrual of the obligation of Parent hereunder to perform any Guaranteed Obligation (or to cause the same to be performed) that the Borrower or either Agent, as applicable, shall have first made any request of or demand upon or given any notice to Parent or to any Basic Entity or their respective successors or assigns, or have instituted any action or proceeding against Parent or any Basic Entity or their respective successors or assigns in respect thereof.
(b)    Parent undertakes that the Guaranteed Obligations will be performed in accordance with the terms of the Loan Documents, regardless of any law, regulation or order applicable to the Borrower now or hereafter in effect in any jurisdiction affecting any of such terms or the rights of the Borrower or the Agents with respect thereto. The obligations of Parent under this Section 12.17 are independent of the Guaranteed Obligations, and a separate action or actions may be brought and prosecuted against Parent to enforce this Section 12.17, irrespective of whether any action is brought against any Basic Entity or whether any Basic Entity is joined in any such action or actions. The liability of Parent under this Section 12.17 shall be absolute and unconditional irrespective of:
(i)    any lack of validity or enforceability of any Loan Document;
(ii)    any change in any term of, all or any of the Guaranteed Obligations, or any other amendment or waiver of or any consent to departure from any Loan Document;
(iii)    any taking, exchange, release or non-perfection of any collateral, or any taking, release or amendment or waiver of or consent to departure from any guarantee, for all or any of the Guaranteed Obligations;
(iv)    any change, restructuring or termination of the corporate structure or existence of any Basic Entity or any of its subsidiaries;
(v)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, any Basic Entity; or
(vi)    any other circumstance that might otherwise constitute a defense available to, or a discharge of, a guarantor of surety.
(c)    Parent represents and warrants to the Lenders that as of the Effective Date and the date of each Borrowing:
(i)    The execution, delivery and performance of Parent’s obligations under this Section 12.17 are within its organizational powers and have been duly authorized by all necessary organizational actions. This Agreement has been duly executed and delivered by Parent and constitute a legal, valid and binding obligation, enforceable against Parent in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.
(ii)    The execution, delivery and performance of this Agreement by Parent (a) does not require any consent or approval of, registration or filing with, or any other action by, any Governmental Authority, except such as have been obtained or made and are in full force and effect, (b) will not violate any Requirement of Law applicable to Parent, (c) will not violate or result in a default under any indenture, agreement or other instrument binding upon Parent or its assets (other than a violation of or conflict with an unenforceable transfer restriction), or give rise to a right thereunder to require any payment to be made by Parent, and (d) will not result in the creation or imposition of any Lien on any asset of Parent, except Liens created pursuant to the Loan Documents; except with respect to clauses (a), (b) and (c) above, for any such violation or default that would not reasonably be expected to have, individually or in the aggregate, a Material Adverse Effect.
SECTION 12.18    No Bankruptcy Petition. The Servicer covenants and agrees that, prior to the date that is one year and one day following the later of (x) the Payment Date and (y) the Collection Date, it will not institute against, or join any other Person in instituting against, the Borrower any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings or other similar proceedings.
SECTION 12.19    Releases. On the Termination Date, this Agreement and all obligations (other than those expressly stated to survive such termination) of the Agents, the Lenders and each Loan Party hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to the Borrower. At the sole expense of the Borrower following any such termination, the Collateral Agent shall deliver to the Borrower any Collateral held by the Collateral Agent hereunder, and execute and deliver to the Borrower such documents as the Borrower shall reasonably request to evidence such termination.
SECTION 12.20    Addition or Removal of Originators. Any changes in the terms of this Agreement contemplated by Section 9.12(f) or 9.13(b)(v) of the Receivables Transfer Agreement shall be evidenced by an amendment to this Agreement, in form and substance satisfactory to the Agents; provided that (a) any such change in the terms of this Agreement be set and calculated consistent with such methodology as was utilized prior to the addition or removal of an Originator (as applicable), as determined by the Agents in the exercise of their Reasonable Credit Judgment, (b) unless otherwise waived in accordance with Section 12.02(b), such terms shall not directly or indirectly increase the Advance Rate, weaken eligibility criteria (including adding new categories of eligible assets or eliminating any category of the reserves), or change the definition of Borrowing Base in any manner that has the effect of weakening or eliminating any applicable eligibility criteria or increasing the amounts available to be borrowed hereunder (without giving effect to the additional Transferred Receivables of such additional Originator) and (c) the definition of Eligible Receivables for Transferred Receivables created by Originators that exist prior to the change contemplated by Section 9.12(f), or remain after the change contemplated by Section 9.13(b)(v), of the Receivables Transfer Agreement (as applicable) shall not be amended, modified or supplemented in connection with any such changes in the terms of this Agreement contemplated by Section 9.12(f) or 9.13(b)(v) of the Receivables Transfer Agreement.
SECTION 12.21    No Advisory or Fiduciary Responsibility. Each Agent, each Lender and their respective Affiliates (collectively, solely for purposes of this paragraph, the “Lenders”), may have economic interests that conflict with those of the Loan Parties, their stockholders and/or their Affiliates. Each Loan Party agrees that nothing in the Loan Documents or otherwise will be deemed to create an advisory, fiduciary or agency relationship or fiduciary or other implied duty between any Lender, on the one hand, and such Loan Party, its equityholders or its Affiliates, on the other. The Loan Parties acknowledge and agree that (i) the transactions contemplated by the Loan Documents (including the exercise of rights and remedies hereunder and thereunder) are arm’s-length commercial transactions between Lenders, on the one hand, and the Loan Parties, on the other, and (ii) in connection therewith and with the process leading thereto, (x) no Lender has assumed an advisory or fiduciary responsibility in favor of any Loan Party, its equityholders or its Affiliates with respect to the transactions contemplated hereby (or the exercise of rights or remedies with respect thereto) or the process leading thereto (irrespective of whether any Lender has advised, is currently advising or will advise any Loan Party, its equityholders or its Affiliates on other matters) or any other obligation to any Loan Party except the obligations expressly set forth in the Loan Documents and (y) each Lender is acting solely as principal and not as the agent or fiduciary of any Loan Party, its management, equityholders, creditors or any other Person. Each Loan Party acknowledges and agrees that it has consulted its own legal and financial advisors to the extent it deemed appropriate and that it is responsible for making its own independent judgment with respect to such transactions and the process leading thereto. Each Loan Party agrees that it will not claim that any Lender has rendered advisory services of any nature or respect, or owes a fiduciary or similar duty to such Loan Party, in connection with such transaction or the process leading thereto.
SECTION 12.22    Acknowledgement and Consent to Bail-In of EEA Financial Institutions. Notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among the parties hereto, each party hereto acknowledges that any liability of any EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:
(a)    the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any party hereto that is an EEA Financial Institution; and
(b)    the effects of any Bail-in Action on any such liability, including, if applicable:
(i)    a reduction in full or in part or cancellation of any such liability;
(ii)    a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent entity, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or
(iii)    the variation of the terms of such liability in connection with the exercise of the write-down and conversion powers of an EEA Resolution Authority.
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK ]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their respective authorized officers as of the day and year first above written.

Basic Energy Receivables, LLC

By: /s/Alan Krenek
Name: Alan Krenek
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Basic Energy Services, L.P.

By: Basic Energy Services GP, LLC, its General Partner

By: Basic Energy Services, Inc., its Sole Member

By: /s/Alan Krenek
Name: Alan Krenek
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

Basic Energy Services, Inc.

By: /s/Alan Krenek
Name: Alan Krenek
Title: Senior Vice President, Chief Financial Officer, Treasurer and Secretary

UBS AG, Stamford Branch individually and as Administrative Agent and Collateral Agent

By: /s/Craig Pearson
Name: Craig Pearson
Title: Associate Director, Banking Product Services, US

By: /s/Darlene Arias
Name: Darlene Arias
Title: Director

AmericasActive:11200105.2
SCHEDULE 1.01-1

COMMITMENT SCHEDULE

Lender	Commitment
UBS AG, Stamford Branch	$100,000,000

Total	$100,000,000

SCHEDULE 1.01-2

Credit and Collection Policies

BASIC ENERGY SERVICES
CYCLE TITLE PAGE
CYCLE – DECENTRALIZED REVENUE

<u>Process</u>

Overview
Work Tickets – Well Servicing
Work Tickets – Fluid Services
Work Tickets – Fluid Services live on FieldFX
Work Tickets – Construction
Work Tickets – PSD
Work Tickets – Contract Drilling
Invoicing – All, Excluding RAFT and Taylor
Cash Receipts in Field - All
Invoice Credits – All, Excluding Contract Drilling and Taylor
Invoice Credits – Contract Drilling
Month End Close – All, Excluding RAFT and Taylor

Overview - RAFT
Delivery Tickets
Invoicing
Month End Close
Rental Tool Purchasing
Rental Tool Returns

Overview – Taylor Industries
Sales Orders
Rig Sales & Production
Invoicing
Invoice Credits

<u>Flowchart Symbols</u>

Process
Decision
Report or Document
Manual Input
Database
Double Report
On Page Reference
Start or Finish

<u>Control Designations</u>

Key Control
Secondary Control

<u>Reference Designations</u>

K X
S X
N-X

To RCM To Narrative

Revenue Cycle (Decentralized) – SAP System Overview

Start

New Customer Credit
LOB: All

All jobs in every Line of Business (LOB) are initiated with a customer contacting the respective Yard. Granting of credit is then initiated through the process of a "Credit Application". Services are then provided to the extent of credit. If new credit or extension of credit is denied, then requirement of prepayment would be requested. If a customer's credit is declined by the Credit and Collections Department, the Regional VP can approve a customer credit limit up to his credit limit. The Regional VP emails the Credit and Collections Department with approval and a copy of the email is kept in the customer file for future reference. If the approved sales by the Regional VP are not collected within sixty days, sales are treated as "unapproved" and may be charged against the region's bad debt expense. See Centralized Revenue Cycle process.

Work Ticket
LOB: All, Excluding RAFT and Taylor

Work tickets (WTs) are used to detail the job services provided, hours, equipment used, along with other pertinent detail necessary information. All WTs, including pricing, are approved by a Manager or Supervisor. Beginning in 2015, a WT recap can be approved in lieu of all WTs in Fluid Services.

FieldFX (e-Ticketing) – Work tickets are dispatched by dispatchers to drivers. Drivers fills in information and completes the field ticket on mobile tablets. These tickets are reviewed by the dispatcher, staff assistant and supervisor and then moved to SAP when it's ready for customer approval.

Reconciliation
LOB: All, Excluding Barge Drilling, RAFT and Taylor

The Staff Assistant (SA) / Administrative Supervisor (AS) reconciles all WTs to the respective LOB report of job activity. Subsequently, WTs are entered in Web Dyn Pro for posting by the SA / AS.

Invoicing
LOB: All, Excluding Taylor

SA / AS reviews all WTs for customer signature and begins the process of invoicing by executing "Creating Billing Document" in SAP. WTs are grouped by customer into one invoice. SA / AS completes all invoices and posting procedures in SAP and then mails invoices within 10 days of a jobs completion and files copies.

Invoice Credits
LOB: All, Excluding Taylor

Customer contacts Yard concerning credit due for various reasons. Supervisor reviews services provided and pricing, then communicates to Yard Manager who approves a pre-invoice credit if necessary. A credit for Contract Drilling is received by the VP who approves. Reasons and modifications on original WT are noted. For post-invoice credits, after Yard Manager approves, the SA / AS enters credit memo request in SAP. A credit memo authorization is prepared and sent to the Region for review, then sent to Corporate A/R for posting of credit.

End-of-Month Close
LOB: All Excluding RAFT and Taylor

SA / AS runs various month-end reports and reviews for open unbilled WTs to perform end-of-month process. Open jobs are analyzed for required action on any open WTs and unbilled work-in-progress, including revenue accrual purposes.

Finish

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Well Servicing LOC: Yards / Regions

Event
Rig Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Prepares a "Daily Report of Rig Operations" noting WT and other pertinent job information.
N-2
Reconciles WTs received with the "Daily Report of Rig Operations" to ensure all WTs are turned in for processing.
Collects WTs and prices them according to the services performed.
N-5
All WTs accounted for?
No
Contacts Rig Operator for missing WTs.
Approves in writing all WTs, including pricing.
Rev K1
N-10
Yes
See Centralized Controls
Receives all WTs and the "Daily Report of Rig Operations" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Reviews WTs for account coding, and proper job code.
Rev S1
Yes
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
No
3rd Party Charges?
N-3
Customer within credit limit?
Posts WTs within three business days of WT date.
N-9
SAP
Yes
No

Revenue Cycle (Decentralized) – SAP System
Work Tickets

LOB: Fluid Services

LOC: Yards / Regions

Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Enters the jobs on the "Dispatchers Log" noting the WT number and other pertinent job information.
N-2
Collects DDTSs from drivers daily, ensures all WTs are included by comparing them to the "Dispatchers Log", then signs the log evidencing agreement of the documents.
Uses SAP generated Daily Recap of WTs for approval?
No
Yes
Prices the WTs according to the services performed.
N-5
Files one copy of DDTS for DOT purposes and gives the other copy along with the WT to SA.
Approves in writing all WTs, including pricing.
Rev K1
Reconciles all WTs received to the "Dispatchers Log" and DDTSs to ensure all WTs are accounted for.
Rev K2
N-4
All WTs accounted for?
No
Contacts Dispatcher for missing WTs.
Yes
Reviews WTs for account coding and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
Pricing book in SAP?
Yes
No
Staff assistant manually enters pricing.
SAP
SAP (Populates Pricing)
Daily Recap of WTs is generated using TCode ZVA05N.
Customer within credit limit?
No
Yes
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
All WTs already approved in writing, including pricing?
Yes
No
Supervisor reviews and approves daily WT recap - REV K1
Rev K1
Work tickets posted in SAP.

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Fluid Services (PBU yards live on FieldFX) LOC: Yards / Regions

Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Creates a work order with relevant information. The work order will show up on the dispatch and schedule board
N-2
Assigns driver and truck to open jobs, based on availability and proximity. Creates a ticket and dispatches to driver
Is ticket completed from Driver?
Yes
No
Checks prices, labor time, well information and transitions ticket to 'Staff Review'
N-5
Supervisor to follow up on job with Driver
Approves in FieldFX all WTs, including pricing.
Rev K1
Supervisor reviews and approves daily WT recap
Rev K1
Work tickets posted in SAP.
Yes
No
Reviews WTs for account coding and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Checks pricing and other key fields
N-9
Was Pricing Correct?
No
Yes
Correct Pricing on line items
Check Pricebook in FIeldFX and update price books
Customer within credit limit?
Yes
No
SA transitions WT in FieldFX to 'Supervisor Review'
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
Daily Recap of WTs is generated in FieldFX to ensure all WTs are moved to the correct status (Waiting on Customer Approval)
Rev K2
N-4
All WTs accounted for?
No
Yes
Contacts Dispatcher for missing WTs.
All WTs already approved

BASIC ENERGY SERVICES
Revenue Cycle (Decentralized) – SAP System
Work Tickets
LOB: FS - Construction
LOC: Yards / Regions
Event
Dispatcher / Supervisor
Area Manager / Supervisor
Staff Assistant
Customer calls in for new job.
N-1
Prepares a "Daily Employee Report" showing what equipment and which employees worked for that day.
N-2
Collects WTs from the field daily and prices them according to the services performed.
N-5
Approves in writing all WTs, including pricing.
Rev K1
N-10
Receives all WTs and the "Daily Employee Report" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
All WTs accounted for?
No
Contacts Supervisor for missing WTs.
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
No
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Customer within credit limit?
No
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
See Centralized Controls
Yes
Posts WTs within three business days of WT date.
N-9
SAP
Work tickets posted in SAP.

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: PSD LOC: Yards / Region

Event
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Yard Manager / Area Manager
Prepares a "Daily Revenue Report" noting pertinent job information.
N-2
Collects WTs from the field daily and reviews pricing.
N-5
Contacts Supervisor for missing WTs.
Area Manager/ Supervisor
Approves in writing all WTs, including pricing.
Rev K1
N-10
See Centralized Controls
Staff Assistant
Receives all WTs and the "Daily Revenue Report" and reconciles the two to ensure all WTs are accounted for.
Rev K2
N-4
No
All WTs accounted for?
Yes
Identifies all charges, ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.
Rev S2
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
No
Notifies Region and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
3rd Party Charges?
N-3
Customer within credit limit?
Posts WTs within three business days of WT date.
N-9
SAP
No
Yes

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System

Work Tickets LOB: Contract Drilling LOC: Yards / Division

Event
Region VP
Operating Personnel
Staff Assistant / Administrative Supervisor
Customer calls in for new job.
N-1
Work tickets posted in SAP.
Prepares IADC Drilling Contract which is signed by customer prior to beginning job. IADC Contract includes terms and prices for the job.
N-5
Driller logs into 3rd party provider (Pason System) and enters work performed during the day.
Tool Pusher approves a "Daily Drilling Report" (WT) in Pason System and transmits it to data hub electronically from location.
Drilling Superintendent receives the status of daily work from Tool Pushers and prepares "Morning Report" detailing the job services provided, hours, and equipment used.
N-2
See Centralized Controls
Logs in to Pason System and prints out all WTs.
Reconciles all WTs to "Morning Report" received from Drilling Superintendents to ensure all WTs are accounted for.
Rev K2
N-4
Contacts Tool Pushers for missing WTs.
All WTs accounted for?
No
Yes
Reviews WTs for account coding, and proper job code.
Rev S1
3rd Party Charges?
N-3
Yes
No
Identifies all charges, ensures WT has appropriate mark-up (none for CD), and issues PO.
Rev S2
Timely enters WTs in SAP to allow WTs to be posted within three business days of WT date.
N-9
SAP
Customer within credit limit?
No
Yes
Notifies Division Controller and an effort is made to arrange catch-up payments and/or obtain an increased limit from Corporate Credit.
N-6
Posts WTs within three business days of WT date.
N-9
SAP

Revenue Cycle (Decentralized) – SAP System

Invoicing LOB: All, Excluding RAFT, Taylor LOC: Yards / Regions

Event
Staff Assistant / Administrative Supervisor
Supervisor / Area Mgr / Division VP
Customers need to be invoiced.
N-11
Reviews all WTs for customer signature.
Rev S18
Returns WT to Supervisor to obtain customer signature.
WTs signed by customer?
No
Customer has requested not to sign WTs.
No
Does LOB service require customer signature?
Yes
Yes
No
Yes
Does LOB require a pro forma invoice?
No
Yes
Executes billing due list and creates pro forma invoice (VF04).
Reviews pro forma invoice to hard copy of WTs.
Difference between Invoice and WT?
No
Processes "Creating Billing Documents" to create and post invoice (VF01 and VF03).
Prints invoice and matches signed WT copies and other pertinent documentation.
Corrects any WTs entered in error in Web Dyn Pro.
Approves any corrections on WT.
Yes
Rev K1 for CD
Approves in writing all invoices.
Rev K4
N-9
Mails invoice with WT copies within 10 business days of completion of job and obtaining customer signature (if required)
Field invoicing completed in SAP.

Revenue Cycle (Decentralized) – SAP System
Cash Receipts in Field LOB: All

Event
Yard/Region Staff Assistant / Administrative Supervisor
Customer mails payment
Payments are for invoices?
Yes
No
Redirects customer payments received at the yard to the lockbox .
Rev S4
See Centralized Lockbox Cash Receipts
Codes miscellaneous payments for proper posting and sends to Corporate Collections Dept.
Rev S4
See Centralized Cash Receipts By Mail

Revenue Cycle (Decentralized) – SAP System

Invoice Credits LOB: All, Excluding Contract Drilling and Taylor LOC: Yards / Regions

Event
Supervisor
Staff Assistant
Yard Manager / Area Manager / Store Manager
Regional Controller
Corporate A/R
Customer contacts yard concerning credit.
Reviews WT for services performed and pricing.
Has WT been invoiced?
Yes
No
Approves pre-invoice credit?
Yes
No
Approves modified WT and notes reason for modifications on original WT.
Rev S5
No credit is given and customer is notified.
No
Approves post-invoice credit?
Yes
Creates credit memo request in SAP.
SAP
Completes "Credit Memo Authorization Form" and gives to Yard Manager for approval.
Approves "Credit Memo Authorization Form" and forwards to Region for additional approval as required by policy.
Rev K5
Verifies appropriate approval based on credit net effect, and forwards to Corporate A/R to be posted in SAP.
Reviews credit memo and posts in SAP.
N-7
SAP
Notifies region when credit is posted.
Gives WT to SA for processing.
Locates WT in SAP and adjusts WT data according to notes made to WT copy.
Prints revised invoice and mails to customer.
Credit is given to customer in SAP.
Mails Credit Memo to customer

Revenue Cycle (Decentralized) – SAP System
Invoice Credits LOB: Contract Drilling LOC: Division

BASIC ENERGY SERVICES
Event
Region VP
Administrative Supervisor
Corporate A/R
Customer contacts Division VP concerning credit.
Reviews the credit request.
Approves the credit request?
No
No credit is given and notifies customer.
Yes
Approves "Credit Memo Authorization Form" and forwards to Corporate for additional approval as required by policy.
Rev K5
N-7
Has WT been invoiced?
No
Applies the credit to invoice .
See Invoice Credits (Decentralized)
Yes
Creates credit memo in SAP.
SAP
Completes "Credit Memo Authorization Form" and gives it to Division VP for approval.
Forwards a copy of "Credit Memo Authorization Form" and supporting documents to Corporate A/R.
Posts the credit memo in SAP.
SAP
Notifies region when credit is posted
Mails credit memo to customer
Credit is given to customer in SAP.

Revenue Cycle (Decentralized) – SAP System
Month End Close LOB: All, Excluding RAFT and Taylor

Event
Staff Assistant / Administrative Supervisor
Yard Manager / Division VP
Review unbilled WTs to close month
At the end of the month, runs "Unbilled WIP Report" in Business Objects, or reviews manual offline billing log.
N-8
Business Object
Reviews for open, unbilled WTs.
Is open WT an ongoing job?
Yes
No
Inquires with Yard Manager (or Division VP for CD) whether or not to invoice WT.
Approves WT for invoicing?
No
WT is left open until job is completed.
Yes
Is WT waiting on customer signature?
No
Yes
Has Supervisor obtain customer signature on WT and return it to SA / AS for invoicing.
Prepares invoice.
SAP
Re-runs month-end "Unbilled WIP Report."
Review month-end "Unbilled WIP Report" for any required action on open WTs.
Rev S6
Files copy of month-end "Unbilled WIP Report" along with notes if needed for future reference.
Month – end complete

Revenue Cycle (Decentralized) – SAP System Overview

LOB: Rental and Fishing Tool Service

Start

Delivery Ticket

Operators prepare a "Daily Report" form and a "Tool Record Sheet" recording tools used and estimated charges daily. All delivery tickets, including pricing, are reviewed and approved by Store Manager or Assistant Store Manager. This is done either with a release of the billing block or by manual review of the weekly "Invoice Register".

Invoicing

SA verifies total charges and reviews the G/L distribution for correct account codes, sales tax, and make necessary corrections.

Customer Credits (See Decentralized Revenue K5)

Store Manager approves issuance of a credit and Store SA prepares a "Credit Memo Authorization Form." A "Credit Memo Authorization Form" is sent to corporate for review and posting of credit.

End-of-Month Close

Division Controller reviews open jobs at the end of each month and ensures all unbilled revenues will be accrued in the proper period.

Rental Tool Tracking

Division Office Manager codes rental tool purchase invoices to a fixed asset account in SAP. Rental tools are capitalized as fixed assets in SAP. All rental and fishing tools are retired in SAP at the Yard or Division level. The Yard retires tools through sales, and the Division Equipment Manager retires tools that need to be scrapped through an invoicing process.

Finish

Revenue Cycle (Decentralized) – SAP System
Delivery Ticket LOB: Rental and Fishing Tool Service

Event
Operator
Staff Assistant / Assistant Manager
District Manager / Store Manager / Area Manager
New rental and fishing tools are required by customer.
Prepares a "Daily Report" form and a "Tool Record Sheet" recording tools used and estimated charges daily.
N-15
Logs into the portal and creates a delivery ticket.
WebDynPro
(SA, Assistant Manager, or Shop Foreman) updates original entries in SAP with data from "Operator's Daily Report" and "Tool Record Sheet" and adds any additional charges.
When job is complete, returns tools to the Yard in SAP.
SAP
Prints a final delivery ticket in WebDynPro.
When appropriate or required, obtains customer signature.
RAFT Rev S1
Does yard have a billing block?
Yes
No
(or Asst. Manager) Removes billing block in SAP on individual tickets so it can be invoiced.
RAFT Rev K2
N-17
SAP
Reviews all charges and approves the weekly "Invoice Register" / "Sales Report".
RAFT Rev K1
N-17
Delivery tickets recorded in SAP.

Revenue Cycle (Decentralized) – SAP System
Invoicing
LOB: Rental and Fishing Tool Services
Event
Staff Assistant
Customers need to be invoiced
Processes "Creating Billing Documents" to create and post invoice (VF01 and VF03).
SAP
Verifies total charges and reviews the G/L distribution for correct account codes, sales tax and makes necessary corrections
RAFT Rev S2
N-16
Prints two copies of invoice, one for the file and one for the customer.
Mails copy of invoice and ticket to the customer or uses the EDI process for billing.
Customers invoiced

Revenue Cycle (Decentralized) – SAP System
Month End Close   LOB: Rental and Fishing Tool Services

Event
Division Accounting
Month - end
Revenue is accrued in SAP.
Reviews open jobs at the end of each month to accrue unbilled revenue.
Prepares backing documentation to record accrued revenue and forwards to Corporate.
See Centralized A/R Revenue Accrual

Revenue Cycle (Decentralized) – SAP System
Rental Tools Purchasing LOB: Rental and Fishing Tool Services

Event
Division
Division Office Manager
Revenue producing rental tools are purchased
Assigns a "material number" and a "material group" to all revenue producing rental tools to track them in SAP.
N-19
Rental tool listing is maintained in SAP
See Revenue Cycle
Codes rental tool purchase invoices to asset account in SAP.
N-20
Capitalizes rental tools as fixed assets in SAP.
N-21
SAP
Revenue rental tools are tracked in SAP.

Revenue Cycle (Decentralized) – SAP System
Rental Tools Returns LOB: Rental and Fishing Tool Services

Event
Yard
Outside Vendor
Division Equipment Manager
Division Controller / Division VP
Rental tools are returned from job.
At the end of job, operator physically returns tools to store.
Inspects rental tools to determine if the tools are damaged or otherwise unusable.
N-18
Will sell tools to customer or scrap tools?
No
Returns tools to inventory.
Sell
Charges tools to the customer in the invoice to retire the tools in SAP.
Scrap
Prepares "Authority for Retirement" form and forwards it to Division Controller / VP for approval.
Reviews and approves "Authority for Retirement" form.
Retires tools in SAP using invoicing process upon approval of "Authority for Retirement" form by Division Controller or VP.
N-22
SAP
Rental tools are retired in SAP.

BASIC ENERGY SERVICES

Revenue Cycle (Decentralized) – SAP System Overview

LOB: Taylor Industries

Start

New Customer Credit

All jobs in every Line of Business (LOB) are initiated with a customer contacting the respective location. Granting of credit is then initiated through the process of a "Credit Application". Services are then provided to the extent of credit. If new credit or extension of credit is denied, then requirement of prepayment would be requested. See Centralized Revenue Cycle process.

Sales Order

Sales orders (SOs) are used to detail the job specifics including hours, parts used, service provided, work performed, and other pertinent information.

Invoicing

Accounting prints customer invoices from Visual. Invoices are reviewed and approved by Service Advisors. Once approved, invoices are returned to Accounting to be copied and mailed to customers. Cost Accountant enters weekly batches for upload into SAP. Accounting exports invoice information from Visual which converts Visual G/L information to appropriate SAP G/L information for upload. Cost Accountant matches visual export to weekly batch of invoices. Invoices are uploaded as two batches, one for Basic Energy Services, and one for all other customer invoices. Basic invoices are uploaded into SAP using T-Code ZFI1. Other customer invoices are uploaded using T-Code FV70.

Invoice Credits

Customers contact service concerning credit due for various reasons. Service Advisors review services provided and pricing, then approve credit if necessary. Return Material Authorization number (RMA) is created in Visual. When part is received through shipping and receiving the part is inspected to ensure that the part received is correct in type, condition, and quantity. If the credit is for services provided rather than parts, then services are "received" in the system. Once the part or service receipt is confirmed, Visual will generate a customer invoice with applied credits. Credit invoice is reviewed and approved by Service Advisors during invoice reviews.

Finish

Revenue Cycle (Decentralized) – Visual System
Sales Orders LOB: Taylor Industries – Parts & Service

Event
Accounting
Service Advisors
Production Control Supv.
Receivers / Material Handlers
Buyers
Service Tech
Customer calls in for parts or service.
N-1
See Invoicing – Taylor Parts & Service
Accounting runs the "Customer Order Backlog Report" monthly, to ensure all orders are being invoiced.
Rev K3
N-14
Enters the part/service information and necessary customer information in Visual.
3rd Party Charges?
No
Yes
Visual
Order ID Number and customer information is sent to shipping and receiving department via email to notify warehouse to fulfill order.
Batch invoices weekly.
Purchase request is made for vendor services.
A/P invoice information is entered into Visual with appropriate markup on billable 3rd party work.
Assembly/Plant work required?
Dispatch Service Tech to job.
Enters billable time in Visual to capture revenue from service.
Reconciles work tickets against submitted timesheets to ensure billable time is accurate.
Matches PO with A/P invoice and receiver.
Approves and Issues Work Order.
Requires Service Tech?
Initiates ship ticket to authorize shipment to customer daily.
PO is issued for 3rd party expense.
Service Tech acquires Customer signature on Work Ticket and remits to Plant.
Service Tech completes and submits timesheet to record billable hours.

Revenue Cycle (Decentralized) – Visual System
Rig Sales & Production LOB: Taylor Industries

BASIC ENERGY SERVICES
Event
VP, Taylor Operations
Sales & Marketing Coordinator
Operations Mgr. / Prod. Control Supv.
Controller
Customer orders a rig
N-1
Secures purchase agreement with customer.
Quote, Contract, and Warranty Statement are developed.
Rev K9
Reviews and approves Contract.
Rev K9
Customer agrees to Contract?
No
No sale is made.
Yes
Build Sheet is developed for production.
Rev K18
Progress payment invoicing initiated.
First payment received via wire to Capital One account
Build sheet is reviewed and approved.
Rev K18
Work Orders issued to begin production of rig.
"Job Log" used to track progress payment invoicing in excel.
Rev S3
Final payment is received from customer via wire
Work Orders are received against production within Visual prompting invoice creation.
Invoice used to record revenue and approved by controller.
See invoicing - Taylor
Rig production complete

Revenue Cycle (Decentralized) – SAP System
Invoicing LOB: Taylor Industries

Event
Service Advisors
Accounting
Cost Accountant
Corporate Treasury Mgr.
Sales Orders – Parts & Service
Customers need to be invoiced.
Rig Sales - Taylor
Invoice posted in SAP
Reviews invoice for accuracy.
Rev K4
Approves in writing all invoices.
Rev K4
See Invoice Credits - Taylor
Prints Invoices from Visual and sends invoice for approval.
Invoices are copied and kept in weekly batches.
SA Mails to Customer.
Missing invoice is researched to determine if it was deleted or missing from batch.
No
Reconciles all invoices received to the Visual export to ensure all invoices are accounted for.
Rev K19
N-12
All invoices accounted for?
Yes
Visual export is formatted and input (parked) into SAP.
N-13
Reviews support documentation to ensure parked entries are accurate.
Posts invoice in SAP.
SAP

Revenue Cycle (Decentralized) – Visual System
Invoice Credits LOB: Taylor Industries

Event
Service Manager / Plant Controller
Service Advisors
Material Handlers / Warehouse
Customer contacts plant concerning credit.
Reviews Sales Order for parts ordered or services performed and pricing.
Have parts been returned?
No
No credit is given and customer is notified.
Yes
MH notifies SA of return.
Returned parts are reviewed to ensure correct items and quantities are received.
Rev S16
Issues Return Material Authorization (RMA).
Warehouse will approve the RMA which will return the parts to inventory in Visual and will create the Sales Order.
Visual does not generate credit until parts are confirmed.
Rev S17
Invoice is generated.
Invoice is reviewed and approved.
Rev K5
Invoice posted in SAP.

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-1: New Customer Credit
LOB: All
Credit Authorization -
The Corporate Credit Department receives the faxed documentation signed by the Yard Supervisor, which includes the Credit Application and Customer Authorization forms. The Corporate Credit Assistant logs onto the Credit Interchange Region (CID) website and pulls a credit report for prospective customer and further contacts references listed on the faxed documentation. A Customer Contact Log is used to document progress of the credit process. Upon completion of all required documentation, it is then forwarded to the Corporate Credit Analyst who reviews and makes the credit decision. If total amount of credit is not approved, the customer may be granted a credit status of “pre-payment only” or “credit hold”. The SAP system restricts these customers to the parameters. Credit Authorization and controls around the credit and collections process are more fully documented at the Centralized Revenue Cycle Process.

If a customer’s credit is declined by the Credit and Collections Department, the Regional VP can approve a customer credit limit up to his credit limit. The Regional VP emails the Credit and Collections Department with approval and a copy of the email is kept in the customer file for future reference.

If the approved sales by the Regional VP are not collected within sixty days, sales are treated as “unapproved” and may be charged against the region’s bad debt expense.

N-2: Work Tickets
LOB: Well Servicing
Daily Report of Rig Operations -
The Rig Supervisor or Tool-Pusher prepares a “Daily Report of Rig Operations”. The report is prepared and continuously updated as the Rig Supervisor is dispatched to the various job locations. The report includes documentation of hours per job, rig used, and Work Ticket (WT) numbers. The Staff Assistant (SA) agrees the WTs to the “Daily Report of Rig Operations”. In certain yards, the “Daily Report of Rig Operations” is prepared by the Tool-Pusher, who is regarded as the same operational position as the Rig Supervisor.

LOB: Fluid Services
Dispatchers Log -
As jobs are received from customers, a “Dispatcher’s Log” is maintained in the field office that documents employee locations, dispatched times, arrival times, number of hours at job location, and WT numbers. The SA reconciles WTs to the “Dispatcher’s Log” and Daily Drivers’ Time Sheets (DDTS).
FieldFX (E-Ticketing) – ‘Dispatch and Schedule’ module in FieldFX monitors and keeps a log of driver time based on the work orders assigned. It keeps track of scheduled/planned vs actual start and stop times.

1

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

In the event that a Dispatcher is not available, a Staff Assistant has the authority within FieldFX to create a work order, assign drivers and trucks to open jobs, create a ticket, and dispatch a driver.

LOB: Pumping Services Division

Daily Revenue Report -

Yard Manager or Area Manager prepares a "Daily Revenue Report" documenting job locations, hours, and WT numbers. The report is used for scheduling purposes and for daily reconciliation to WTs. The SA performs the daily reconciliation of WTs.

LOB: Construction Services

Daily Employee Report -

A "Daily Employee Report" is maintained at Construction Services yards that details employees, job site locations, equipment, staffing, and details of daily work performed. This report also serves as a way of accounting for completeness of WTs. The SA performs the daily reconciliation of WTs.

LOB: Contract Drilling

Daily Morning Report -

The Drilling Superintendents receive the status of daily work from the Tool Pushers and prepare the "Morning Report" detailing the job services provided, hours, and equipment used. This report also serves as a way of accounting for completeness of WTs. The Administrative Supervisor (AS) or SA performs the daily reconciliation of WTs.

N-3: Work Tickets

LOB: All

Third-Party Charges -

On occasion, certain jobs require contract services to be performed by third parties. These contract services are billed by Basic Energy on the Work Ticket (WT) as Third-Party Charges. This is performed for all lines of business as required in order to bill out outside services.

LOB: Contract Drilling

Third-Party Charges -

The AS processed the PO to SAP, coding Third-Party Charges to the appropriate account. The AS also bills the operator for the Third-Party Charges, at the PO amount (does not mark up).

N-4: Work Tickets & Invoicing

LOB: All, Excluding Taylor

Work Ticket Reconciliation -

At most yards, Work Tickets (WTs) are not accounted for in numerical sequential order for logistical reasons. Rather, WTs are reconciled by the AS or SA to proper

2

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

respective reports (Noted @ N-2) as a control over the accounting for WTs in each respective line of business.

The PBU has piloted the use of Mix Telematics DOT logs in its Big Spring, TX yard #1205 in place of the DDTS. The three way reconciliation is being performed using this Mix Telematics log.

N-5: Work Tickets
LOB: All, Excluding Contract Drilling and Taylor
Work Ticket Pricing -
Pricing methods can vary by Line of Business (LOB) within each Region. Each Region creates its own documented Price List. Prices are manually keyed into the SAP Work Ticket entry program by the yard SA based on the prices assigned to the paper Work Tickets after they have been approved by the Yard Supervisors or an appropriate person (someone that does not complete or price the WT). Regional Controllers notify Yards of Price List changes due to market conditions, etc.
FieldFX Tickets- Price books are maintained in FieldFX. Price books are reviewed by the Yard/Region and they are responsible to keep it current. Pricing changes can be done by the Staff assistant at the yard, however a ticket cannot be created without either a general Yard price book or a customer/yard specific price book.

LOB: Contract Drilling
Work Ticket Pricing -
Contract Drilling uses the prices agreed by contract with the operator for billing.

N-6: Work Tickets
LOB: All
Credit Monitoring -
For existing customers that have exceeded their credit limit for a job, the Yard SA or AS ensures the customers complete a new Credit Application form, and the same process is followed to increase credit limits to a sufficient level as described in N-1. SAP does not restrict new charges being posted to a customer's account, but alerts if charges are in excess of the credit limit. Yards monitor accounts receivable aging and recommend collection to Corporate after all efforts to collect have been exhausted by the Yard / Division.

N-7: Invoice Credits
LOB: All, Excluding Contract Drilling and Taylor
Invoice Credits -
Credit memos can be issued to credit customer accounts for previously billed and invoiced work if the Yard Manager or Area Manager agrees an invoice dispute is correct and files a signed "Credit Memo Authorization" form. The "Credit Memo Authorization" form is sent to the Region for review. The "Credit Memo Authorization" form, original invoice, and work tickets are faxed to the Corporate

3

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

AR Analyst. All credit memos with a net effect of less than $2,500 must be approved and signed by the Yard or Area Manager. Credit memos with a net effect of $2,500 to $25,000 must be approved and signed by the Regional Manager / Regional VP. Credit memos with a net effect of $25,000 to $50,000 must be approved and signed by the Senior Vice President, Vice President of Operations, or the CFO. Credit memos with a net effect of $50,000 or more must be approved and signed by the CEO.

LOB: Contract Drilling
Invoice Credits -
Credit memos can be issued to credit customer accounts for previously billed and invoiced work if the Division VP agrees an invoice dispute is correct and files a signed "Credit Memo Authorization" form. The "Credit Memo Authorization" form, original invoice, and Pason reports are faxed to the Corporate AR Analyst. All credit memos with a net effect of less than $2,500 must be approved and signed by the Division VP. Credit memos with a net effect of $2,500 to $25,000 must be approved and signed by the Division VP. Credit memos with a net effect of $25,000 to $50,000 must be approved and signed by the Senior Vice President, Vice President of Operations, or the CFO. Credit memos with a net effect of $50,000 or more must be approved and signed by the CEO.

N-8 End-of-Month Close
LOB: All, Excluding Contract Drilling and Taylor Industries
Unbilled WIP Report -
SAP generates a report that lists the status of all WTs at the end of the month. The report lists job number, ticket and postdate, as well as the job and invoice status. The Yard's SA and appropriate personnel review the duration of the job and the reason WTs are open or awaiting customer signature. After evaluation and analysis of all Unbilled WT's, required action is taken to identify any lost or misplaced WTs or identify any possible outstanding revenue not invoiced. The SA accounts for these open WT's for future billings. Further, the final report is used to accurately estimate the accrued revenue amount at the end of each month.

LOB: Contract Drilling
Unbilled WIP Report –
Contract Drilling does not use the SAP report for unbilled WIP in the initial review of unbilled tickets. CD uses a manual offline billing log to determine open, unbilled WTs. The AS and appropriate personnel review the duration of the job and the reason WTs are open or awaiting customer signature. After evaluation and analysis of all Unbilled WTs, required action is then taken to identify any lost or misplaced WTs or identify any possible outstanding revenue not invoiced. The AS accounts for these open WTs for future billings. Further, the final report is used to accurately estimate the accrued revenue amount at end of each month.

4

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-9 Work Tickets / Invoicing
LOB: All, Excluding Taylor
SA/AS posting of WTs -
The SA or AS enters and posts Work Tickets (WTs) within three days of the date of the WTs. The SA will then print the invoice and he/she is to review the invoice to ensure that all necessary work tickets are included in the invoice. All information provided on the invoice about the work ticket(s) should agree with the work ticket(s). This would include pricing, lease/well info, customer detail, dates services were provided, quantities, etc.

The review and approval of invoices at **K4** (Revenue Cycle-Invoicing) are by a person other than the SA/AS. This review serves as a check on the accuracy of the WT posting, as well as the approval for the process of entering and posting of WTs on all lines of business. Evidence of approval of the changes from the pro forma to the final invoice is sufficient for the control.

FieldFX (e-Ticketing) – the Tickets are entered on the same day in FieldFX by the drivers. The tickets will be visible in SAP once Super visor approves and moves it to 'Waiting on Customer Approval' status. Work ticket numbers are assigned by the system and are sequential. They do not have the yard number as a prefix. Pro forma creation and Invoicing in SAP remain the same process- no change.

LOB: Contract Drilling
SA/AS pricing of WTs -
The AS prices the WT based on the rates in the IADC contract signed by the operator prior to the job being started. The Division VP approves all invoices, giving approval to the underlying WTs, including pricing.

N-10 Work Tickets
LOB: All, Excluding Contract Drilling and Taylor Industries
Work ticket approval -
When an Area Manager or Yard Manager is the person approving customer invoices, his approval will serve as approval of the underlying work tickets. This means the work tickets do not have to be approved separately by another person. This applies only to Area and Yard Managers.

N-11 Invoicing
LOB: Contract Drilling
Work ticket reference -
For Contract Drilling, the reference to Work Tickets in the flowchart relates to the Pason reports and summaries.

5

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-12 Invoicing
LOB: Taylor
Invoice Reconciliation
Accounting exports weekly invoice information from Visual to match Visual G/L information to SAP G/L information. Cost Accountant ensure all invoices are accounted prior to uploading data into SAP.

N-13 Invoicing
LOB: Taylor
Weekly Invoice Batch
Once reconciled against the Visual report the invoices are entered in SAP through an upload using T-code ZF11 for BES and FV70 for other customers.

N-14 Sales Orders
LOB: Taylor
Sales Order Entry and Monitoring
All Sales orders are entered into the Visual system. The system creates a report to show all the Open Sales Orders. Once a month, Accounting runs the "Customer Order Backlog Report", which lists all Open Sales orders which have not been billed. Accounting follows these up with the Service group to ensure these items get billed. Items older than a month are addressed to determine the reason why item is still outstanding and when it is expected to clear.

N-15: Delivery Ticket
LOB: RAFT
A paper Rental Agreement is prepared for all tools leaving the store and includes the serial number, quantity, description, and starting date of the job or rental period. A Rental Agreement is required each time tools are dispatched. Daily dispatched tools are entered on a customer's job record in SAP.

Operators prepare an "Operator Daily Report" indicating the tools used and the estimated daily charges. Each morning the operator calls in the estimated charges for the day. An Excel spreadsheet is maintained by job breaking down revenue by operator, tools, mileage, and 3rd party charges. A job number is assigned by SAP and is used to track all charges on the job.

At the end of the job, the operators turn in all of the daily reports and a "Tool Record Sheet" of the tools used on the job. The customer's job record is updated for the number of days tools were used, number of days the operator was on location, and any additional charges or sale items (charges for tool damage, inspection charges, or tools lost in the well.)

6

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-16: Invoicing
LOB: RAFT
Prior to invoicing, the Staff Assistant at the store level reconciles total charges in SAP with the delivery tickets and other charges and reviews the general ledger distribution for the correct account codes and sales tax.

N-17: Delivery Ticket
LOB: RAFT
If the yard does not have the billing block feature in SAP, the manual control of the District Manager or Store Manager reviewing and signing the weekly "Invoice Register" or "Sales Report" is still used. If the sales report contains an invoice amount equal to or over $75,000, the District Manager is required to sign off on the report. If the invoice report contains an invoice amount equal to or over $125,000, then the Division Manager is required to sign off on the report. This change was effective June 16, 2009. Also, District Managers have to approve any invoice that has a discount equal to or greater than 40%.

If the yard has the billing block feature in SAP, the automated control of the District Manager or Store Manager reviewing the tickets in SAP and removing the billing block is now used. This electronic approval of the delivery tickets in SAP allows the invoice to be created and posted.

In 2016, all Ft. Morgan yards have been combined. Michael Yanish, Division Accountant is currently responsible for removing the billing block at yard 1928 once Dallas Herridge, Assistant Area Manager, has approved all work tickets.

N-18: Rental Tool Returns
LOB: RAFT

Returned rental tools are inspected by an outside party to determine if tools are damaged or otherwise unusable. Tools can also be inspected by others, such as welders asked to re-finish the tools or operators that are returning the tools, to determine if they are damaged beyond use. Damaged tools or tools lost in the well are charged to customers. The District Manager determines whether a tool is to be retired and initiates the "Authority for Retirement" form. On division approval, the rental tool asset is removed from SAP.

Removal of the asset from SAP follows corporate approval and fixed asset retirement process.

N-19: Rental Tools Purchasing
LOB: RAFT
The EAN# in SAP drives the pricing for all revenue-producing rental tools.

7

Basic Energy Services, Inc.
Revenue Cycle (Decentralized) Supplemental Narratives

N-20: Rental Tools Purchasing
LOB: RAFT
Rental tools are either purchased externally or manufactured internally. Both purchasing transactions go through the PO process. This allows the internally-produced tools to have an assigned quantity in the system.

If the tools are made internally, they are issued at $0 on an internal invoice that is recorded on the inter-company account. They are then manually moved from inter-company to Fixed Assets.

N-21: Rental Tools Purchasing
LOB: RAFT
Once a tool is set up in the MM module, SAP automatically triggers the creation of a Fixed Asset.

For internally manufactured tools, the system will set up the tool as a FA, but at $0. The Fixed Asset group assigns a value manually in SAP to these tools based on information from RAFT accounting.

N-22: Rental Tools Returns
LOB: RAFT
Tools under $5000 in book value cannot be retired in Fixed Assets. The Division Equipment Manager creates an invoice to retire the tools, which “sells” the tools for $0.01 to an inter-company account.

8

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Decentralized at Region/Yard
CYCLE - Revenue

Row No.	Control Key	Sec	Line of Business	Process	Significant Risks (What Can Go Wrong?)	Control Activity	Control Frequency	Assertions: Completeness/ Accuracy	Assertions: Existence	Assertions: Valuation	Assertions: Rights/Oblig	Assertions: Disclosure	Type: Preventive	Type: Detective	Type: Fraud	Method: Manual	Method: Automated	Comments/Observations
1	REV K1		All, Excl. CD and Taylor	Work Tickets	What ensures all completed work tickets are priced correctly?	Area Manager/Supervisor approves in writing all WTs, including pricing. **PBU (Live on FieldFX)**: Area Manager/Supervisor approves in FieldFX all WTs, including pricing.	Multiple Times a Day	X					X			X		The position approving the work ticket will vary by yard, but the tickets are to be approved in all cases by someone other than the preparer. **2017 Update**: Added FieldFX process
2	REV K1		Contract Drilling	Work Tickets / Invoicing	What ensures all completed work tickets are priced correctly?	Division VP approves in writing all invoices, giving approval of the underlying WTs, including pricing.	Multiple Times a Day	X					X			X		
3		REV S1	All, Excl. Taylor	Work Tickets	What ensures all account coding, revenue distribution and sales tax liabilities are accurate?	SA reviews work tickets for account coding and proper job code.	Daily				X	X		X		X		
4		REV S2	All, Excl. Taylor	Work Tickets	What ensures all third party charges have been identified and rebilled the customer with a mark-up?	SA identifies all charges and ensures WT has appropriate mark-up, and notifies A/P SA to expect 3rd party charges and to issue PO.	Daily	X					X			X		
5	REV K2		All, Excl. Taylor	Work Tickets	What ensures all work tickets issued are returned and that all revenue has been reported?	SA (or AS in CD) receives all WTs and the "Daily Report of Rig Operations" (WS)/"Dispatch Log" (FS)/"Daily Emplooyee Report"(Construction)/"Daily Revenue Report"(PSD)/"Morning Report"(CD) and reconciles the two to ensure all WTs are accounted for.	Daily	X	X					X		X		
6	RAFT REV K1		Rental Tool (no billing block)	Delivery Ticket	What ensures all customers are billed for the job performed?	**Yards with no billing block**: District Manager or Store Manager reviews all charges and approves the weekly "Invoice Register"/"Sales Report."	Weekly	X					X			X		
7		RAFT REV S1	Rental Tool	Delivery Ticket	What ensures customer's signature is obtain when appropriate or required?	When appropriate or required a customer signature is obtained.	Multiple Times a Day	X						X	X	X		
8	RAFT REV K2		Rental Tool (with billing block)	Delivery Ticket	What ensures all customers are billed for the job performed?	**Yards with billing block**: Manager (or Asst. Manager) removes billing block in SAP on individual ticket so that it can be invoiced.	Multiple Times a Day	X					X				X	
9	REV K3		Taylor: Parts & Service	Sales Orders	What ensures all parts and/or services are invoiced?	Accounting runs the "Customer Order Backlog Report" monthly, to ensure all orders are being invoiced.	Monthly	X	X					X		X		
10	REV K20		Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures the terms of the sale are accurate, clearly stated, and justified from a business/financial standpoint?	Sales & Marketing Coordinator develops quote, contract, and warranty statement. The VP of Operations (Taylor) reviews and approves the contract for accuracy, completeness, and justified business purpose to manufacture.	As needed / Transactional	X	X				X			X		**2016 Update**: Renumbered from REV K9 to REV K20. There is a REV K9 in Centralized flowchart
11	REV K18		Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures rig manufacturing is completed as specified in the contract?	Sales & Marketing Coordinator develops build sheet for prodcution. Operations Mgr. / Production Control Supv. Reviews and approves build sheet.	As needed / Transactional	X	X				X					
12		REV S3	Taylor: Rig Sales & Production	Rig Sales and Productions	What ensures job progress and cusotomer payments are accurate and up-to-date?	Sales & Marketing Coordinator uses a job log to track progress payment invoicing in excel.	Monthly	X	X					X		X		
13		REV S18	All, Excl. Taylor Industries	Invoicing	What ensures customers have approved all work performed on their behalf?	SA reviews all work tickets for customer signature.	Multiple Times a Day	X						X	X	X		
14	REV K4		All, Excl. RAFT	Invoicing	What ensures all customer invoices reflect the correct amount due?	All invoices are approved in writing by an appropriate person. **Taylor**: Service advisor reviews invoice for accuracy and approves invoice in writing.	Multiple Times a Day	X					X			X		**2016** Update: Excludes RAFT

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Decentralized at Region/Yard
CYCLE - Revenue

								Assertions					Type			Method		
Row No.	**Control Key**	**Sec**	**Line of Business**	**Process**	**Significant Risks (What Can Go Wrong?)**	**Control Activity**	**Control Frequency**	**Completeness/ Accuracy**	**Existence**	**Valuation**	**Rights/Oblig**	**Disclosure**	**Preventive**	**Detective**	**Fraud**	**Manual**	**Automated**	**Comments/Observations**
15		RAFT REV S2	Rental Tool	Invoicing	What ensures all account coding, revenue distribution and sales tax liabilities are accurate?	SA verifies total charges and reviews the G/L distribution for correct account codes, sales tax, and make necessary corrections.	Daily				x	x		x		x		
16	REV K19		Taylor	Invoicing	What ensures all invoices / work performed in Visual are accounted for in SAP?	Cost Accountant reconciles all invoices received to the Visual export to ensure all invoices are accounted for.	Weekly	x	x					x		x		
17		REV S4	All	Cash Receipts in the Field	What ensures cash received at the yard is properly deposited and accounted for?	SA redirects customer payments received at the yard to the lockbox. Checks for miscellaneous proceeds are mailed Corporate Credit/Collections.	As needed				x		x			x		
18	REV K5		All	Invoice Credits	What ensures credits to customers have been approved at the proper levels? **Taylor**: What ensures credits to customers are valid and have been approved?	Area Manager/Store Manager/Regional VP, based on LOB, approves customer credit and forwards to Corporate for additional approval as required by policy and for posting in SAP. **Taylor**: Service Advisor issues RMA, which is used as support for the credit and shows the part was returned. Service Manager/Plant Controller approves invoice.	Weekly	x					x		x	x		2015 Update: **Taylor**: Service Advisor issues RMA. Credit is supported by RMA showing part was returned. Service Manager/Plant Controller approves invoice.
19		REV S5	All, Excl.Taylor	Invoice Credits	What ensures a credit is due to a customer?	Appropriate person, based on the LOB, approves modified WT and notes reason for modifications on origional WT.	As needed / Transactional			x			x			x		
20		REV S16	Taylor	Invoice Credits	What ensures that the correct parts are returned prior to issuing a customer credit?	Returned parts are reviewed to ensure correct items and quantities are received.	As needed / Transactional	x	x				x		x			
21		REV S17	Taylor	Invoice Credits	What ensures credits are issued after parts are confirmed, and that parts are correctly accounted for in Visual?	Visual does not generate credit until parts are confirmed in the system	As needed / Transactional	x	x				x		x		x	
22		REV S6	All, Excl. Taylor	Month End Close	What ensures that work tickets for work that has been performed have been invoiced or are properly left in WIP, and revenues are recorded in the correct period?	SA/AS reviews at month-end "Unbilled WIP Report" for any required action on open WTs.	Monthly	x						x		x		**2015 Update**: Excluding Taylor

BASIC ENERGY SERVICES
CYCLE TITLE PAGE

CYCLE – CENTRALIZED REVENUE

Process

Overview
Customer Master File Setup
EDI Invoicing
Lockbox Download
Lockbox Cash Receipts
Cash Receipts by Mail
Cash Receipts Reconciliation
Bad Debt Allowance and Write-off
A/R Revenue Accrual
Reconciliation of A/R G/L Account

Flowchart Symbols

Process
Decision
Report or Document
Manual Input
Database
Double Report
On Page Reference
Start of Finish

Control Designations

Key Control
Secondary Control

Reference Designations

K X
S X
N-X

To RCM   To Narrative

Revenue Cycle (Centralized) – SAP System Overview

Start

File Setup

Yard Staff Assistant (SA) sends a credit application and authorization form to the Corporate Credit Department. The Corporate Credit Department reviews for credit worthiness and sets up customer files in SAP. Yard monitors SAP for customer setup.

Billings

Electronic invoices are sent from SAP to Amalto network folder as image files. The Image files are then sent as EDI invoices on an hourly basis to the B2box Database. B2box matches the invoice to customer files and sends invoices to the applicable customer hubs. Any errors in transmission of the EDI invoices are resolved at the regional and yard level and then resubmitted to B2box via the Amalto network drive for processing.

Cash Receipts Processing

Cash Receipts Processing is initiated by an automated download from the bank's system. Receipts are applied to applicable customer in SAP, and any discrepancies are resolved. Corporate A/R Analyst verifies total amounts applied in SAP then posts Lockbox cash receipts, EDI receipts, Credit Card receipts and cash receipts by mail to SAP. A/R Analyst reconciles receipts daily to ensure that all receipts have been posted in SAP. A/R Assistant researches any customer issues.

A/R Adjustments and Reconciliation

Quarterly, adjustments are made for debt allowance by the CCM. CCM performs an analysis of approved percentages to the respective accounts receivable aging for approval by VPFS and / or CFO. Revenue accrual entries are prepared through a WIP report analysis. At the end of each month, A/R Manager reconciles A/R Sub-Ledgers to G/L ending balances with the VPFS reviewing and approving the reconciliations.

Finish

Revenue Cycle – SAP System
Customer Master File Setup

Event
Yard / Customer
Credit / Collection Department
New customer needs to be set up in SAP.
End
Customer master file is set up in SAP.
Completes "Customer Authorization" and "Credit Application" forms.
No
Sends information to Corporate Credit Department
Customer approved for cash only?
Yes
Yard SA monitors SAP for customer setup and approval.
No
Reviews customer's credit worthiness.
Customer credit approved?
Yes
Creates customer master record in SAP.
New customers are approved in accordance with the corporate "Approval Limit Authorities" before they are set up in SAP.
Rev K6
N-1
Access to SAP customer file is restricted to Credit Department personnel.
Rev S7
Creates Credit Master Record for Credit Control Area
Assigns credit limit for customer

Revenue Cycle – SAP System
EDI Invoicing

BASIC ENERGY SERVICES
Event
Amalto/B2box
EDI Specialist
Regional Controller
Customers need to be invoiced through EDI
Customers are invoiced, and EDI invoices are updated and reported.
Amalto matches image file to customer in B2box
Rev S8
B2box
B2box prepares invoices and sends to customer hub
N-3
Applicable Customer Hub
N-2
Acknowledgement of receipt
Customer master file configured for EDI
Amalto Network folder exports EDI invoices to B2box hourly
Amalto Network Folder
Region specialist sends corrected invoice(s) back to Amalto network folder for processing
Region EDI specialist and yard notified
No
EDI file successfully sent?
N-3
SAP exports available EDI invoices from SAP to network folder as image file
N-2
Customer set for staging?
No
Yes
Regional EDI specialist sends image file to Amalto network folder
Issues sent to yard for correcting
Region specialist reviews B2box and Hub to determine EDI issues
Yes
Reviews A/R aging report to ensure that all transactions (EDI and Non EDI) are accurate.
Rev K7
Are all Invoices accounted for and accurate in the Aging Report?
Yes
No
Investigates with EDI Specialist and ensures accuracy and completeness.
Discusses A/R Aging Report, including EDI invoices, during monthly trend reviews.

Revenue Cycle – SAP System
Lockbox Download

Event
Server
Payments are made into Lockbox.
Automatically picks up the BES lockbox file from the bank's FTP site, decrypts the file, and puts the decrypted file in the specified folder on the network with a filename containing the date to keep it unique.
Rev K8
N-4
Puts the original file in a specified network folder.
Sends an automated email to the A/R Manager, A/R Analyst, and EDI Systems Manager that the file has been downloaded.
Rev S10
See Lockbox Cash Receipts.

Revenue Cycle – SAP System
Lockbox Cash Receipts

Event
A/R Analyst
See Decentralized Cash Receipts In Field
Lockbox cash receipts are applied into customer accounts.
See Lockbox Download.
Lockbox receipts posted.
Prints "Batch Index Report" from BOA, bank website, which identifies batch detail and receipt total.
Imports lockbox data into SAP.
SAP
Does payment include remittance advice?
No
Yes
Applies payment to appropriate customer invoice in SAP.
Receipts not containing remittance advice require further research to determine how to allocate payment.
On a daily basis, after posting of receipts into SAP, delivers to A/R Assistant check copies of amounts left unapplied in customer account.
Funds correctly applied to customer?
No
Yes
Runs "Aged Trial Balances" for each customer, researches payment, and applies to customer account in SAP.
Agrees total amounts applied in SAP SD module with total amounts reported by BOA "Batch Index Report".
Rev K9
N-5
Navigates to "Bank Deposit Entry" in SAP, selects correct lockbox, and posts batch into SAP.
SAP

Revenue Cycle – SAP System
Cash Receipts by Mail

Event
Mail Clerk
Treasury Analyst
Treasury Manager
Treasury Assistant
Corporate Accountant
Manual Checks received directly at Basic
See Decentralized Cash Receipts In Field
Customer account cleared
Forwards checks to the Treasury Analyst.
Lists the checks on "Daily Check Log" in T Drive and forwards all checks to Treasury Assistant.
N-6
Deposits checks remotely
Customer Related?
Yes
Makes deposit and forwards check copies, remittance advices and deposit slip copy to A/R Assistant.
Compares bank deposit with "Daily check log" on a per deposit basis.
Rev S11
Verifies checks on log are received
No
Posts "Check Deposit List" into SAP
SAP
See Fixed Asset Disposals and Retirements.
Codes proper G/L account on check copy and enters into SAP.

BASIC ENERGY SERVICES

Revenue Cycle – SAP System
Cash Receipts Reconciliation

Event
Corporate Accountant
A/R Manager
Cash Receipts need to be reconciled.
Cash Receipts are reconciled.
Reconciles "Bank Activity Report" monthly, to ensure that all receipts have been posted in SAP.
Rev K10
Reviews and approves reconciliation to ensure that all receipts have been applied.
Rev S12

Revenue Cycle – SAP System
Bad Debt Allowance and Write-off

Event
VP, Financial Services
CFO
Credit & Collections Manager
Need to determine and write-off the uncollectible amounts
Bad Debt Allowance to be reviewed for reasonableness
Bad Debt Allowance and write-off are adjusted in SAP.
Reviews and approves proposed amount to write-off in uncollectible accounts.
Rev S15
Annually, reviews Bad Debt Allowance percentages.
N-7
Reviews and approves analysis and determines if adjustment is needed.
Rev K15
Approves the allowance for bad debt JE.
Rev S14
Posts JE into SAP.
SAP
Approves allowance methodology.
Rev S13
Determines if adjustment will be made, and approves any quarterly adjustments to the Bad Debt Allowance.
Rev K11
Quarterly reviews trade A/R and stale A/R accounts for amounts to be uncollectible and proposes an amount to write-off the uncollectible amounts.
N-8
Review and balance A/R accounts, including Stale and Allowance, monthly
Sends the entry to the VPFS for review and approval.
Forwards the final amount of the allowance to the initiator.
Creates and parks JE into SAP
Posts JE into SAP.
Prints an A/R aging report on a quarterly basis and then applies approved percentages to the respective aging buckets.
Prepares the quarterly bad debt allowance calculation to determine whether or not additional amounts need to be accrued.
Rev K16

Revenue Cycle – SAP System
A/R Revenue Accrual

Event
A/R Manager
Third Party Approver
See Daily Work Ticket Processing in Decentralized Controls documentation.
Revenue needs to be recognized in the proper period.
Runs SAP "A/R Revenue Accrual" report at month-end.
N-9
"A/R Revenue Accrual" report only lists WTs for work performed on or before the end of the month.
Rev K12
Prepares monthly revenue accrual calculation and posts JE to accrue revenue for work performed during the period
Rev K13
SAP
No
Yes
JE is approved by a person at least at the same level as the preparer, if not higher, and who has requisite knowledge to understand the entry.
Rev K13
N-12
A/R accrual complete and accurate?
A/R Revenue is accrued.

Revenue Cycle – SAP System
Reconciliation of A/R by Customer to G/L

Event
A/R Manager
VP, Financial Services
Month - end
A/R Sub-Ledger is reconciled to the G/L.
At the end of each month, runs G/L Summary "Trial Balance" and historical A/R aging by customer.
Prepares "A/R Reconciliation" spreadsheet to ensure G/L and A/R by customer ending balances agree.
Rev K14
N-10
Prints the spreadsheet and attaches "Trial Balance" and Sub-Ledger reports and submits to VPFS for approval.
Reviews and approves A/R / G/L reconciliation and then approves all related JEs for propriety.
Rev K14
N-11

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-1: Revenue – A/R Cycle
Customer Master File Setup

The Credit and Collections Department (CCD) receives a credit application from the yard. Background and customer verification checks are performed on the applicant. If the VP of Financial Services (VPFS) approves the customer, a credit limit appropriate to the credit worthiness of the customer is assigned by the CCD. Once the VPFS has approved a customer, a Credit and Collections Analyst (CCA) will enter all relevant information into SAP.

If a customer's credit is declined by the CCD, the Regional VP can approve a customer's credit limit up to the VP's limit of authority. The Regional VP emails the CCD with approval, and a copy of the email is kept in the customer's file for future reference.

See current executive delegation of authority policy and related VP delegations for authorized credit limit approval levels.

If the approved sales by the Regional VP are not collected within sixty days, sales are treated as "unapproved" and may be charged against the region's bad debt expense if the CCD has reason to believe that it is unlikely that the region will be able to collect on these sales. **Note:** This applies to sales to customers whose credit was approved by a Regional VP rather than the CCD.

For CASH Customers: if sales are not collected within thirty days, sales are treated as "unapproved" and may be charged against the Region's bad debt expense if the CCD has reason to believe that it is unlikely that the Region will be able to collect on these sales.

N-2: Revenue – A/R Cycle
EDI Invoicing

Customer contacts Corporate requesting to be invoiced electronically. The IT Department obtains system requirements from Corporate or customer and maps billing instructions in EDI software. Credit and Collections Department flags customer in SAP customer master file as an EDI customer.

When yards process their billing, EDI invoices are not mailed to the customer like traditional hard copy invoices. Instead, a .txt file is generated in SAP that contains invoices to be sent electronically. The printed invoice and supporting documentation are scanned and generated as image files. When the EDI Specialist exports the EDI invoices (.txt and .tif files) to the Amalto network folder, the image files are exported to the B2box processor on an automated pull scheduled hourly.

The electronic invoices are then sent (by the B2box processor) to the applicable customer hub. The hub acts as a "middle man" between Basic and the Customer. The customer uses the hub to review and accept the electronic invoices to be processed for payment. The region EDI specialist can continue to view updates on the EDI transaction in the various hubs, to obtain the current state of the invoice (picked-up by customer, processing for payment, etc.).

1

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-3: Revenue – A/R Cycle
EDI Invoice Transfers to Third Party Provider

Amalto matches invoice image files to customer(s) in B2box. The invoice image file is then sent to the customer hub for processing. Once the EDI invoice is sent, an acknowledgement of receipt is sent to B2box. If the EDI invoice is sent successfully, it is sent to the regional Controller for review and customers are invoiced. If the EDI transmission contained errors, the region EDI specialist and the responsible yard correct the problem and resubmit the invoice to the Amalto network folder for processing.

N-4: Revenue – A/R Cycle
Lockbox Download

Each business day, the ECS Server automatically picks up the Basic Energy Services Lockbox file from the bank's ftp site, decrypts the file and puts the decrypted file in the \\idcfile03\Apps\GPshare\Lockbox\BOA\BES\ folder with a filename containing the date to keep it unique.

Additionally, an automated email is sent to the A/R Manager, A/R Analyst, and EDI Systems Manager notifying them that the file has been downloaded.

The same process is performed for Basic Marine Services and Taylor Industries, except the folder names use BMS and Taylor, respectively.

N-5: Revenue – A/R Cycle
Lockbox Cash Receipts

A/R analysts compare totals in the Depository Account against BOA's Batch Index Report (BIR). Bank of America's BIR contains a daily total that is deposited into the lockbox. Analysts also use the "Previous Day All Data Summary and Detail w/ Text Report" from the BOA site. This report contains all deposits made into Basic Energy Services' account, and the analysts utilize this report to assist with the reconciliation.

N-6: Revenue – A/R Cycle
Cash Receipts by Mail

The Treasury Analyst is the owner of the "Daily Check Log" creation and check copying process.

N-7: Revenue – A/R Cycle
Bad Debt Allowance and Write-off

Annually, Credit & Collections Manager pulls BOBJ report for review by the Director Financial Services to analyze aging history, collection history, days out-standing, market condition, direct write-offs, etc. Based on this analysis, an "allowance percentage" is determined to apply to each aging "bucket" for the bad debt allowance.

N-8: Revenue – A/R Cycle
Bad Debt Allowance and Write-off

On a quarterly basis, the Credit & Collections Manager prepares an entry to re-class A/R older than 1 year to the "Stale A/R Account" (Account 120040). The VPFS reviews the account for any additional specific write-offs.

2

BASIC Energy Services, Inc.
Revenue – A/R Cycle (Centralized) - Supplemental Narratives

N-9: Revenue – A/R Cycle
A/R Revenue Accrual

The A/R Manager runs an "A/R Revenue Accrual" report 2 to 3 business days after month-end and prepares an entry to record accrued revenue. This accrued revenue is included in an internal revenue report. The A/R Manager runs the "A/R Revenue Accrual" report again according to the close schedule and sends it out to the Region Controllers for their review. Then an entry is prepared to record any additional revenue.

N-10: Revenue – A/R Cycle
Reconciliation of A/R by Customer to G/L

The A/R Manager prints all A/R customer balances from SAP. The A/R Manager reconciles the customer balances to the G/L. The A/R Manager identifies all reconciling items and determines whether a JE is required. The A/R Manager ensures that all reconciling items on the previous month's A/R reconciliation have cleared in a timely manner.

a) All reconciling items are investigated for propriety.
b) The A/R Manager will then finalize the A/R reconciliation and any JEs if needed and forward to the VP, FS for review.

N-11: Revenue – A/R Cycle
Reconciliation of A/R by Customer to G/L

The VP, FS reviews the A/R reconciliation. The VP, FS ensures the G/L balances per the reconciliation agree to the G/L. The VP, FS also ensures the balances by customer agree to the reconciliation. The VP, FS reviews all reconciling items for propriety. The VP, FS reviews all JEs resulting from the reconciling process for propriety. Once the VP, FS completes the review, the VP, FS will approve both the reconciliation and JEs.

N-12: Revenue – A/R Revenue Accrual
A/R Revenue Accrual

Revenue accrual is reviewed by region controllers to ensure accuracy and determine if additional revenue accruals are needed. If needed, region accounting prepares and parks the JE. Supporting documentation is forwarded to A/R Manager, and the A/R Manager reviews supporting documentation to ensure the parked JE is accurate and to ensure the proposed revenue accrual was not included in initial accrual. Once reviewed, the A/R Manager posts the JE and forwards entry for approval by a third party according to policy.

3

BASIC ENERGY SERVICES
RISK CONTROL MATRIX (RCM)
CONTROLS LOCATION - Centralized at Corporate Office
CYCLE - Revenue

Row No.	Control Key	Control Sec	Process	Identified Risks (What Can Go Wrong?)	Control Activity	Control Frequency	Assertions: Completeness /Accuracy	Existence	Valuation	Rights/Oblig	Disclosure	Type: Preventive	Detective	Fraud	Method: Manual	Automated	Comments/Observations
1	Rev K6		Customer Master File Setup	What ensures that new customers are credit worthy?	New customers are approved in accordance with the corporate "Approval Limit Authorities" before they are set up in SAP.	Daily			X			X			X		2017: Sixty day collection process added for CASH customer's.
2		Rev S7		What ensures that customer files cannot be set up without approval or cannot be altered?	Access to SAP customer files is restricted to Credit Department personnel.	As needed			X			X		X		X	
3	Rev K7		EDI Invoicing	What ensures that EDI customers receive all intended invoices?	Regional Controller reviews A/R aging report to ensure that all invoices are accurate.	Monthly	X						X		X		
4		Rev S8			Amalto matches image file to customer in B2box	IT Appl. Control	X					X				X	
5	Rev K8		Lockbox Download	What ensures the lockbox download is complete and accurate?	Each business day, the server automatically picks up the BES lockbox file from the bank's FTP site, decrypts the file, and puts the decrypted file in the specified folder on the network with a filename containing the date to keep it unique.	IT Appl. Control	X					X				X	
6		Rev S10		What ensures the lockbox download process is secure?	Server sends an automated email to the A/R Manager, A/R Analyst, and EDI Systems Manager that the file has been downloaded.	IT Appl. Control	X					X		X		X	
7	Rev K9		Lockbox Cash Receipts	What ensures that lockbox receipts are accurately applied against accounts receivable?	A/R Analyst agrees total amounts applied in SAP SD module with total amounts reported by the BOA "Batch Index Report."	Daily	X						X		X		
8		Rev S11	Cash Receipts by Mail	What ensures cash received by mail is accurately deposited?	Treasury Manager compares bank deposit with "Daily Check Log" on a per deposit basis.	As needed.	X						X		X		In 2015, Bank deposit comparison to the daily check log occurs as needed, by the Treasury Manager, on a per deposit basis. This was a weekly control activity performed by the Treasury Assistant during prior years.
9	Rev K10		Cash Receipts Reconciliation	What ensures that all bank deposits are recorded in SAP?	Corporate Accountant reconciles "Bank Activity Report" monthly to ensure that all receipts have been posted in SAP.	Monthly	X						X		X		
10		Rev S12			A/R Manager reviews and approves reconciliation to ensure that all receipts have been applied.	Monthly	X			X		X			X		
11	Rev K16		Bad Debt Allowance and Write-off	What ensures that accounts receivables written off are accurate?	CCM prepares the quarterly bad debt allowance calculation to determine whether or not additional amounts need to be accrued.	Quarterly	X		X			X			X		
12	Rev K15			What ensures that the allowance for bad debts is sufficient?	VPFS reviews and approves bad debt analysis and determines if adjustment is needed.	Quarterly	X		X			X			X		
13	Rev K11				CFO determines if adjustment will be made, and approves any quarterly adjustments to the Bad Debt Allowance.	Quarterly			X			X			X		
14		Rev S13			CFO approves the allowance methodology.	Annually	X		X			X			X		Methodology approved by CFO annually rather than Quarterly.
15		Rev S14		What ensures that the entry to record the allowance is correct?	VPFS approves the allowance for bad debt journal entry.	Quarterly	X		X			X			X

16		Rev S15		What ensures that accounts receivables written off are properly approved?	VPFS reviews and approves proposed amount to write-off in uncollectible accounts.	Quarterly		X		X				X				X			
17	Rev K12		A/R Revenue Accrual	What ensures that work performed but not invoiced at month-end is included in revenue?	"A/R Revenue Accrual" report only lists work tickets for work performed on or before the end of the month.	Monthly		X	X	X				X					X		
18	Rev K13		A/R Revenue Accrual	What ensures that the entry to record accrued revenue is accurate?	A/R Manager prepares monthly revenue accrual calculation and posts JE to accrue revenue for work performed during the period Journal entry is approved by a person at least at the same level as the preparer, if not higher, and who has requisite knowledge to understand the entry	Monthly		X	X	X				X		X		X			
19	Rev K14		Reconciliation of A/R by Customer to G/L	What ensures that the accounts receivable general ledger and sub-ledger by customer agree?	A/R Manager prepares "A/R Reconciliation" spreadsheet to ensure G/L and A/R by Customer ending balances agree.	Monthly		X		X					X			X			
20					VPFS reviews and approves the A/R to G/L reconciliation, and approves all related journal entries for propriety.	Monthly		X		X					X			X

SCHEDULE 3.01

Collection Accounts, Collection Banks and Lockboxes

SCHEDULE 6.02

UCC Matters

Company Name	Jurisdiction of Organization	Organizational ID #	Federal Tax ID # (FEIN)	Address and Location of Business
Basic Energy Receivables, LLC	Delaware	6551811	75-2441819	801 Cherry Street, Suite 2100, Fort Worth, TX 76102

SCHEDULE 6.07

Disclosed Matters

None.

SCHEDULE 6.10

ERISA

None.

AmericasActive:11033320.2
EXHIBIT A

FORM OF
ASSIGNMENT AND ASSUMPTION

Reference is made to the Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Credit Agreement. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption (the “Assignment and Assumption”) as if set forth herein in full.
1. The Assignor hereby sells and assigns, without recourse, to the Assignee, and the Assignee hereby purchases and assumes, without recourse, from the Assignor, effective as of the Effective Date set forth below (but not prior to the registration of the information contained herein in the Register pursuant to Section 12.04(b)(iv) of the Credit Agreement), the interests set forth below (the “Assigned Interest”) in the Assignor’s rights and obligations under the Credit Agreement and the other Loan Documents, including, without limitation, the amounts and percentages set forth below of (i) the Commitments of the Assignor on the Effective Date and (ii) the Loans owing to the Assignor which are outstanding on the Effective Date. From and after the Effective Date (i) the Assignee shall be a party to and be bound by the provisions of the Credit Agreement and, to the extent of the interests assigned by this Assignment and Assumption, have the rights and obligations of a Lender thereunder and under the Loan Documents and (ii) the Assignor shall, to the extent of the interests assigned by this Assignment and Assumption, relinquish its rights and be released from its obligations under the Credit Agreement.
2. This Assignment and Assumption is being delivered to the Administrative Agent together with (i) all applicable forms and certificates referred to in Section 2.14(f) of the Credit Agreement, each duly completed and executed by such Assignee, (ii) if the Assignee is not already a Lender under the Credit Agreement, a completed Administrative Questionnaire and (iii) unless waived or reduced in the sole discretion of the Administrative Agent, a processing and recordation fee of $3,500.
3. This Assignment and Assumption shall be governed by and construed in accordance with the laws of the State of New York.
Date of Assignment:
Legal Name of Assignor (“Assignor”):
Legal Name of Assignee (“Assignee”):
Assignee’s Address for Notices:

Effective Date of Assignment (“Effective Date”):

Commitments Assigned	Principal Amount Assigned	Percentage of Loans/Commitments Assigned (set forth, to at least 8 decimals, as a percentage of the aggregate Loans and Commitments of all Lenders)
	$	%
	$	%

[Remainder of Page Intentionally Left Blank]

The terms set forth above are hereby agreed to:
_________________, as Assignor, by: ___________________________ Name: Title:
_________________, as Assignee, by: ___________________________ Name: Title:

Accepted:

UBS AG, STAMFORD BRANCH, as Administrative Agent,
by:

ARTICLE XIIIName:
ARTICLE XIVTitle:

ARTICLE XVName:
ARTICLE XVITitle:

[BASIC ENERGY RECEIVABLES, LLC],
by:

ARTICLE XVIIName:
ARTICLE XVIIITitle: ]

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

STANDARD TERMS AND CONDITIONS FOR
ASSIGNMENT AND ASSUMPTION
(f)    1. Representations and Warranties.
(g)    1.1 Assignor. The Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of the Assigned Interest, (ii) the Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Credit Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, Parent, any of their Subsidiaries or Affiliates or any other person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower and Parent, any of their Subsidiaries or Affiliates or any other person of any of their respective obligations under any Loan Document.
(h)    1.2. Assignee. The Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Credit Agreement, (ii) it meets all requirements of an assignee under the Credit Agreement (subject to receipt of such consents as may be required under the Credit Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Credit Agreement as a Lender thereunder and, to the extent of the Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to Section 8.01 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase the Assigned Interest on the basis of which it has made such analysis and decision independently and without reliance on the Administrative Agent or any other Lender, (v) if it is not already a Lender under the Credit Agreement, it agrees to deliver to the Administrative Agent a completed Administrative Questionnaire, and (vi)  it has delivered any documentation required to be delivered by it pursuant to Section 2.14(f) of the Credit Agreement, duly completed and executed by such Assignee; and (b) agrees that (i) it will, independently and without reliance on the Administrative Agent, the Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations that by the terms of the Loan Documents are required to be performed by it as a Lender.
(i)    2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of the Assigned Interest (including payments of principal, interest, fees and other amounts) to the Assignor for amounts that have accrued to but excluding the Effective Date and to the Assignee for amounts that have accrued from and after the Effective Date.
(j)    3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or electronic transmission shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be construed in accordance with, and governed by, the law of the State of New York without regard to conflicts of principles of law that would require the application of the laws of another jurisdiction.

AmericasActive:10066475.5
(k)    EXHIBIT B
(l)
(m)    FORM OF
(n)    BORROWING BASE REPORT
UBS AG, Stamford Branch,
as Administrative Agent for
the Lenders referred to below,
600 Washington Boulevard
Stamford, Connecticut 06901
Attention: Asset Based Lending
(o)    The undersigned hereby certifies that:

1.	I am a Financial Officer of the Servicer (as defined below).

2.
In accordance with Section [7.01(j)]/[8.01(k)(i)] of Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer (the “Servicer”), BASIC ENERGY SERVICES, INC, a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders, attached hereto as Annex 1 is a true and accurate calculation of the Borrowing Base as of ________________, 20[__], determined in accordance with the requirements of the Credit Agreement. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Credit Agreement.

[Signature page follows]

(p)    IN WITNESS WHEREOF, the undersigned has caused this Borrowing Base Certificate to be duly executed as of the date first written above.

(q)	BASIC ENERGY SERVICES, L.P.

(r)	By: Basic Energy Services GP, LLC, its sole general partner

(s)	By: Basic Energy Services, Inc., its sole member
(t)            By:
        Name:
        Title:

Annex I
Borrowing Base Calculation

See attached.

AmericasActive:11033320.1
EXHIBIT C
FORM OF
BORROWING REQUEST

UBS AG, Stamford Branch,
as Administrative Agent for
the Lenders referred to below,
600 Washington Boulevard
Stamford, Connecticut 06901
Attention: [ ]
Re: [Basic Energy Receivables, LLC]
[Date]
Ladies and Gentlemen:
Reference is made to the Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Credit Agreement.
The Borrower hereby gives you notice pursuant to Section 2.03 of the Credit Agreement that it requests a Borrowing under the Credit Agreement, and in that connection sets forth below the terms on which such Borrowing is requested to be made:

(A) Principal amount of Borrowing
(B) Date of Borrowing (which is a Business Day)
(C) Type of Borrowing	[ABR] [Eurodollar]
(D) Interest Period and the last day thereof
(E) Funds are requested to be disbursed to Borrower’s account with [__________________].	Account No. _________________

The Borrower hereby represents and warrants that the conditions to lending specified in Sections 7.02 of the Credit Agreement will be satisfied as of proposed date of the borrowing.
[ADDITIONAL LANGUAGE FOR CLOSING DATE:
The Borrowing requested hereunder shall be funded as a distribution to the Borrower’s parent, BER Holdco, LLC, and a subsequent distribution thereof by BER Holdco, LLC to its parent, Basic Energy Services, L.P. You are hereby directed, on behalf of Basic Energy Services, L.P., to disburse the amount of such Borrowing pursuant to the wire instructions and funds flow attached hereto.
[Signature Page Follows]

The Borrower has caused this Borrowing Request to be executed and delivered by its duly authorized officer as of the date first written above.

BASIC ENERGY RECEIVABLES, LLC, as
the Borrower
By: ________________________________
    Name:
    Title:    [Financial Officer]

AmericasActive:10092350.5
EXHIBIT D

FORM OF
INTEREST ELECTION REQUEST

UBS AG, Stamford Branch,
as Administrative Agent for
the Lenders referred to below,
600 Washington Boulevard
Stamford, Connecticut 06901
Attention: [ ]
[Date]
Re: [Basic Energy Receivables, LLC]

Ladies and Gentlemen:
This Interest Election Request is delivered to you pursuant to Section 2.05(b) of the Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders. Capitalized terms used herein and not otherwise defined herein have the meanings specified in the Credit Agreement.
Borrower hereby requests that on [__________]
(the “Interest Election Date”),
$[__________] of the presently outstanding principal amount of the Loans originally made on [__________], and all presently being maintained as [ABR Loans] [Eurodollar Loans], be [converted into] [continued as],
[Eurodollar Loans having an Interest Period of [one/two/three/six] months] [ABR Loans].
The undersigned hereby certifies that the following statements are true on the date hereof, and will be true on the proposed Interest Election Date, both before and after giving effect thereto and to the application of the proceeds therefrom:
(a)    the foregoing [conversion] [continuation] complies with the terms and conditions of the Credit Agreement (including, without limitation, Section 2.05 of the Credit Agreement);
(b)    no Default or Event of Default has occurred and is continuing, or would result from such proposed [conversion] [continuation].
[Signature Page Follows]

The Borrower has caused this Interest Election Request to be executed and delivered by its duly authorized officer as of the date first written above.
BASIC ENERGY RECEIVABLES, LLC, as
the Borrower
By:    ________________________________
    Name:
    Title:

EXHIBIT E-1
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)
(u)    Reference is hereby made to that certain Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders.
(v)    Pursuant to the provisions of Section 2.14(f)(ii)(D)(2) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any promissory notes evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a United States trade or business.
(w)    The undersigned has furnished the Borrower and the Administrative Agent with a duly executed certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
(x)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(y)
[NAME OF LENDER]

By:
Name:
Title:
Date: [●] [●], 20[●]

EXHIBIT E-2
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)
(z)    Reference is hereby made to that certain Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders.
(aa)    Pursuant to the provisions of Section 2.14(f)(ii)(D)(2) of the Credit Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (iv) it is not a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (v) the interest payments in question are not effectively connected with the undersigned’s conduct of a United States trade or business.
(bb)    The undersigned has furnished its participating Lender with a duly executed certificate of its non-U.S. person status on IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
(cc)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(dd)
[NAME OF PARTICIPANT]

By:
Name:
Title:
Date: [●] [●], 20[●]

EXHIBIT E-3
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)
(ee)    Reference is hereby made to that certain Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders.
(ff)    Pursuant to the provisions of Section 2.14(f)(ii)(D)(2) of the Credit Agreement, the undersigned hereby certifies (with respect to its direct or indirect partners/members that are claiming the portfolio interest exemption) that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect to such participation, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a United States trade or business.
(gg)    The undersigned has furnished its participating Lender with a duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members (or owner for U.S. federal income tax purposes, as applicable) that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
(hh)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
(ii)

[NAME OF PARTICIPANT]

By:
Name:
Title:
Date: [●] [●], 20[●]

EXHIBIT E-4
[FORM OF]
U.S. TAX COMPLIANCE CERTIFICATE
(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)
(jj)    Reference is hereby made to that certain Credit and Security Agreement dated as of [______________], 2017 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among BASIC ENERGY RECEIVABLES, LLC, a Delaware limited liability company (the “Borrower”), BASIC ENERGY SERVICES, L.P., a Delaware limited partnership, as initial Servicer, BASIC ENERGY SERVICES, INC., a Delaware corporation (“Parent”), the Lenders party thereto, and UBS AG, STAMFORD BRANCH (“UBS”), as administrative agent (in such capacity, the “Administrative Agent”) and as Collateral Agent (in such capacity, the “Collateral Agent” and, together with UBS in its capacity as Administrative Agent, collectively, the “Agent”) for the Lenders.
(kk)    Pursuant to the provisions of Section 2.14(f)(ii)(D)(2) of the Credit Agreement, the undersigned hereby certifies (with respect to its direct or indirect partners/members that are claiming the portfolio interest exemption) that (i) it is the sole record owner of the Loan(s) (as well as any promissory note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any promissory note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Credit Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a “bank” extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a “10 percent shareholder” of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, (v) none of its direct or indirect partners/members is a “controlled foreign corporation” as described in Section 881(c)(3)(C) of the Code and (vi) the interest payments in question are not effectively connected with the undersigned’s or its direct or indirect partners’/members’ conduct of a United States trade or business.
(ll)    The undersigned has furnished the Borrower and the Administrative Agent with a duly executed IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members (or owner for U.S. federal income tax purposes, as applicable) that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN or IRS Form W-8BEN-E, as applicable, from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.
(mm)    Unless otherwise defined herein, terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement.
[Signature Page Follows]

[NAME OF LENDER]

By:
Name:
Title:
Date: [●] [●], 20[●]